As filed with the Securities and Exchange Commission on April 5, 2010
                          1933 Act File No. 033-70958

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

        |_| Pre-Effective Amendment No. |_| Post-Effective Amendment No.

                        (Check appropriate box or boxes)

                          Touchstone Funds Group Trust

               (Exact Name of Registrant as Specified in Charter)

                            303 Broadway, Suite 1100
                              Cincinnati, OH 45202

 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                                 (800) 543-0407

                        (Area Code and Telephone Number)

                               Jay S. Fitton, Esq.
                                    JPMorgan
                             303 Broadway, Suite 900
                              Cincinnati, OH 45202
                                  513-878-4066

                     (Name and Address of Agent for Service)

                                   Copies to:

                                 John Ford, Esq.
                               Pepper Hamilton LLP
                                Two Logan Square
                           Eighteenth and Arch Streets
                             Philadelphia, PA 19103
                                  215-981-4009

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on May 5, 2010 pursuant to Rule 488. An indefinite number of Registrant's shares of beneficial interest, par value $0.01 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

May 5, 2010

                      TOUCHSTONE INSTITUTIONAL FUNDS TRUST
                   Touchstone Mazama Institutional Growth Fund

Dear Shareholder:

      The Prospectus/Proxy Statement that accompanies this letter describes a proposed reorganization of the Touchstone Mazama Institutional Growth Fund, a series of Touchstone Institutional Funds Trust, into the Touchstone Mazama Growth Fund, a new series of Touchstone Funds Group Trust (the "Reorganization"). You are being asked to vote on this proposal. The Board of Trustees of the Touchstone Institutional Funds Trust has approved the proposal and recommends that you vote FOR the proposal.

      The Prospectus/Proxy Statement contains details about the Touchstone Mazama Growth Fund's investment objective, policies, management and costs that are important for you to know. I urge you to take the time to review it carefully. The Touchstone Mazama Growth Fund's investment objective and policies are substantially identical to those of the Touchstone Mazama Institutional Growth Fund. Mazama Capital Management, Inc., the current investment sub-advisor to the Touchstone Mazama Institutional Growth Fund, is the sub-advisor for the Touchstone Mazama Growth Fund. As such, Mazama Capital Management, Inc. manages the Touchstone Mazama Growth Fund substantially in the same way it manages the Touchstone Mazama Institutional Growth Fund. Your vote is important no matter how many shares you own. I would like to answer some initial basic questions about the proposed Reorganization.

WHY ARE YOU DOING THIS?

      The Reorganization is being proposed in order to achieve operating efficiencies and to provide the opportunity for a more efficient investment management process. Upon completion of the Reorganization, Mazama Growth may achieve operating efficiencies because it will seek to achieve a greater level of assets through distribution and sales channels for the Fund. This may result in lower expenses through greater economies of scale.

WHAT WILL HAPPEN TO MY EXISTING SHARES?

      If you currently own shares of the Touchstone Mazama Institutional Growth Fund you will receive Institutional shares of the Touchstone Mazama Growth Fund. Because the Touchstone Mamaza Growth Fund is a new series, you will receive the same amount of Touchstone Mazama Growth Fund shares as you hold of Touchstone Mazama Institutional Growth Fund as of the date of the Reorganization.

WILL I HAVE TO PAY FEDERAL INCOME TAXES AS A RESULT OF THE REORGANIZATION?

      Shareholders are not expected to recognize gain or loss for federal income tax purposes on the exchange of their shares for shares of Mazama Growth Fund. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization.

WHAT ARE MY CHOICES?

      On the enclosed proxy card you have three options. You may vote YES, as the Trustees and management of the Touchstone Institutional Funds Trust recommends. You may vote NO, or you may ABSTAIN. An abstain vote is not a neutral response; it is the equivalent of a No vote. Approval of the Reorganization requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of Touchstone Mazama Institutional Growth Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Prospectus/Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of Touchstone Mazama Institutional Growth Fund present at a meeting if more than 50% of the outstanding voting securities of Touchstone Mazama Institutional Growth Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of Touchstone Mazama Institutional Growth Fund. If the shareholders of Touchstone Mazama Institutional Growth Fund do not approve the Plan, the Board of Trustees may consider other possible courses of action in the best interest of shareholders.

      Shares will be voted at a Special Meeting of Shareholders to be held at 10:00 a.m. Eastern Time, on July 9, 2010, at the offices of the Touchstone Institutional Funds Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign, and return the enclosed proxy card in the enclosed postage paid envelope. Or you may follow the instructions on your proxy card to call in your vote or vote through the Internet.

      If you have any questions about the proxy card, please call Touchstone Institutional Funds Trust at 1-800-543-0407. If we do not receive your vote within a few days, you may be contacted by Broadridge, our proxy solicitor, who will remind you to vote.

      Thank you for considering the proposal carefully.


Sincerely,



Jill T. McGruder
President
Touchstone Institutional Funds Trust

                      TOUCHSTONE INSTITUTIONAL FUNDS TRUST

                            303 BROADWAY, SUITE 1100
                             CINCINNATI, OHIO 45202

                   TOUCHSTONE MAZAMA INSTITUTIONAL GROWTH FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held on July 9, 2010

To the Shareholders of the Touchstone Mazama Institutional Growth Fund:

      NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Touchstone Mazama Institutional Growth Fund of the Touchstone Institutional Funds Trust, will be held at the offices of the Touchstone Institutional Funds Trust, 303 Broadway, Suite 1100, Cincinnati, OH, 45202 on July 9, 2010 at 10:00 a.m. Eastern Time and any adjournments thereof (the "Special Meeting") for the following purpose:

            To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of the Touchstone Mazama Institutional Growth Fund (the "Mazama Institutional Fund") by the Touchstone Mazama Growth Fund (the "Mazama Growth Fund"), a new series of the Touchstone Funds Group Trust, in exchange for Institutional shares of the Mazama Growth Fund and the assumption by the Mazama Growth Fund of the liabilities of the Mazama Institutional Fund. The Plan also provides for distribution of shares of the Mazama Growth Fund to shareholders of the Mazama Institutional Fund in liquidation and subsequent termination of the Mazama Institutional Fund.

      The Board of Trustees has fixed the close of business on April 21, 2010 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                   By order of the Board of Trustees



                                   Jill T. McGruder
                                   President
                                   Touchstone Institutional Funds Trust

May 5, 2010

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR VOTE THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE OR, WITH RESPECT TO TELEPHONE OR INTERNET VOTING, ON THE PROXY CARD. IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Touchstone Institutional Funds Trust in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                       VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp. . . . . . . . . . . . . . . . . . . .ABC Corp.

(2) ABC Corp. . . . . . . . . . . . . . . . . . . .John Doe, Treasurer

(3) ABC Corp.
    c/o John Doe, Treasurer . . . . . . . . . . . .John Doe

(4) ABC Corp. Profit Sharing Plan . . . . . . . . .John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust . . . . . . . . . . . . . . . . . . .Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee
    u/t/d 12/28/78 . . . . . . . . . . . . . . . . Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA . . . . . . . . .John B. Smith

(2) Estate of John B. Smith . . . . . . . . . . . .John B. Smith, Jr., Executor

                           PROSPECTUS/PROXY STATEMENT

                    Acquisition of Assets and Liabilities of

                   TOUCHSTONE MAZAMA INSTITUTIONAL GROWTH FUND

                                   a series of

                      TOUCHSTONE INSTITUTIONAL FUNDS TRUST
                            303 Broadway, Suite 1100
                             Cincinnati, Ohio 45202
                                 (800) 543-0407

                        By and In Exchange For Shares of

                          TOUCHSTONE MAZAMA GROWTH FUND

                                   a series of

                          TOUCHSTONE FUNDS GROUP TRUST
                            303 Broadway, Suite 1100
                             Cincinnati, Ohio 45202
                                 (800) 543-0407

                                   May 5, 2010


This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of the Touchstone Mazama Institutional Growth Fund ("Mazama Institutional") for consideration at a Special Meeting of Shareholders of Touchstone Institutional Funds Trust to be held on July 9, 2010 at 10:00 a.m. Eastern Time at the offices of the Touchstone Institutional Funds Trust, 303 Broadway, Suite 1100, Cincinnati, OH, 45202, and any adjournments thereof (the "Meeting"). The statement of additional information, dated May 5, 2010, which relates to this Prospectus/Proxy Statement and the Reorganization is available upon oral or written request and without charge by calling (800) 543-0407 or by writing to Touchstone Funds Group Trust at P.O. Box 5354, Cincinnati, OH 45201-5354.

                                     GENERAL

      The Board of Trustees of the Touchstone Institutional Funds Trust has approved the proposed reorganization of Mazama Institutional into the Touchstone Mazama Growth Fund ("Mazama Growth"), a new series of Touchstone Funds Group Trust. Mazama Institutional and Mazama Growth are sometimes referred to in this Prospectus/Proxy Statement individually as a "Fund" and collectively as the "Funds." Touchstone Institutional Funds Trust and Touchstone Funds Group Trust are sometimes referred to in this Prospectus/Proxy Statement individually as a "Trust" and collectively as the "Trusts."

      In the reorganization, all of the assets of Mazama Institutional will be acquired by Mazama Growth in exchange for Institutional shares of Mazama Growth and the assumption by Mazama Growth of all the liabilities of Mazama Institutional (the "Reorganization"). If the Reorganization is approved, shares of Mazama Growth will be distributed to shareholders of Mazama Institutional in liquidation of Mazama Institutional, and Mazama Institutional will be terminated as a series of the Touchstone Institutional Funds Trust. If you own shares of Mazama Institutional, you will receive Institutional shares of Mazama Growth. The number of shares you hold and the total value of your investment will not change as a result of the Reorganization. You will not incur any sales loads or similar transaction charges as a result of the Reorganization. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization.

      Mazama Institutional and Institutional shares of Mazama Growth do not charge an initial sales charge, contingent deferred sales charge ("CDSC"), 12b-1 fee or redemption fee.

      Upon completion of the Reorganization you will hold that number of full and fractional shares of Mazama Growth that have an aggregate net asset value equal to the aggregate net asset value of your shares of Mazama Institutional in which you are currently a shareholder.

      The investment objectives of Mazama Institutional and Mazama Growth are identical. Each Fund seeks long-term capital appreciation.

      The investment strategies for Mazama Institutional and Mazama Growth are substantially identical. See "How do the Funds' investment objectives, principal investment strategies and risks compare?"

This Prospectus/Proxy Statement explains concisely the information about Mazama Growth that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning Mazama Institutional and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC") and all of the documents described below are incorporated herein by reference (legally considered to be part of this Prospectus/Proxy Statement):

------------------------------------------------------------------------------------------------------------------
INFORMATION ABOUT MAZAMA INSTITUTIONAL:                              HOW TO OBTAIN THIS INFORMATION:
------------------------------------------------------------------------------------------------------------------
Prospectus of the Touchstone Institutional Funds Trust               Copies are available upon request and
relating to the Fund dated April 30, 2009                            without charge if you:

Statement of Additional Information of the Touchstone                o    Write to the Touchstone Institutional
Institutional Funds Trust relating to the Fund dated April                Funds Trust at P.O. Box 5354,
30, 2009                                                                  Cincinnati, OH 45201-5354; or

Annual Report of the Touchstone Institutional Funds Trust            o    Call (800) 543-0407 toll-free.
relating to the Fund for the year ended December 31, 2009
("Mazama Institutional Annual Report")
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INFORMATION ABOUT THE REORGANIZATION             HOW TO OBTAIN THIS INFORMATION:
AND MAZAMA GROWTH:
--------------------------------------------------------------------------------
Statement of Additional Information              A copy is available upon
dated May 5, 2010, which relates to              request and without charge if
this Prospectus/Proxy Statement and the          you:
Reorganization
                                                 o     Write to the Touchstone
                                                       Funds Group Trust at P.O.
                                                       Box 5354, Cincinnati, OH
                                                       45201-5354; or

                                                 o     Call (800) 543-0407
                                                       toll-free.
--------------------------------------------------------------------------------

      You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

      AN INVESTMENT IN MAZAMA GROWTH:

|_|   IS NOT A DEPOSIT OF, OR GUARANTEED BY, ANY BANK

|_| IS NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY

|_|   IS NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY

|_|   INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF YOUR ORIGINAL
      INVESTMENT

                                TABLE OF CONTENTS

SUMMARY ........................................................................
      Why is the Reorganization being proposed? ................................
      What are the key features of the Reorganization?..........................
      After the Reorganization, what shares of Touchstone will I own?...........
      How will the Reorganization affect me?....................................
      How do the Trustees recommend that I vote?................................
      How do the Funds' investment goals and, principal investment strategies compare?...............................................................
      How do the Funds' investment limitations
         compare?...............................................................
      How do the Funds' fees and expenses
         compare?...............................................................
      How do the Funds' performance records
         compare?...............................................................
      Will I be able to purchase, exchange and redeem shares and receive distributions the same way?............................................
      Who will be the Advisor, Sub-Advisor and Portfolio Manager of my Fund
         after the Reorganization? ............................................
      Will Mazama Growth have the same service providers as Mazama
         Institutional?.........................................................
      What will be the primary federal tax consequences of the Reorganization?..
RISKS...........................................................................
      Are the risk factors for the Funds similar?...............................
      What are the primary risks of investing in each Fund?.....................
      Are there any other risks of investing in each Fund?......................
INFORMATION ABOUT THE REORGANIZATION............................................
      Reasons for the Reorganization............................................
      Agreement and Plan of Reorganization......................................
      Description of the Securities to be Issued................................
      Federal Income Tax Consequences...........................................
      Pro-forma Capitalization..................................................
      Distribution of Shares....................................................
      Purchase and Redemption Procedures........................................
      Exchange Privileges.......................................................
      Dividend Policy...........................................................
INFORMATION ON SHAREHOLDERS' RIGHTS.............................................
      Form of Organization......................................................
      Capitalization............................................................
      Shareholder Liability.....................................................
      Shareholder Meetings and Voting Rights....................................
      Liquidation...............................................................
      Liability and Indemnification of Trustees.................................
VOTING INFORMATION CONCERNING THE MEETING.......................................
      Shareholder Information...................................................
      Control Persons and Principal Holders of Securities.......................
FINANCIAL STATEMENTS AND EXPERTS................................................
LEGAL MATTERS...................................................................
ADDITIONAL INFORMATION..........................................................
OTHER BUSINESS..................................................................
EXHIBIT A    Form of Agreement and Plan of Reorganization.......................

                                     SUMMARY

      This section summarizes the primary features and consequences of the Reorganization. It may not contain all of the information that is important to you. To understand the Reorganization, you should read this entire Prospectus/Proxy Statement and the exhibits.

      This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information relating to both Funds and a form of the Agreement and Plan of Reorganization, which is attached to this Prospectus/Proxy Statement as Exhibit A.

      WHY IS THE REORGANIZATION BEING PROPOSED?

      The Reorganization will combine two series with identical investment objectives into one. The Reorganization is being proposed in order to achieve operating efficiencies and to provide the opportunity for a more efficient investment management process. Mazama Growth will offer four classes of shares including retail classes of shares. The Reorganization may benefit you by achieving operating efficiencies and reducing operating expenses by broadening the Fund's distribution and therefore its asset growth potential which, if realized, should provide lower expenses through greater economies of scale for all shareholders. The Trustees believe that the Reorganization is in the best interests of Mazama Institutional's shareholders.

      WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

      The Plan sets forth the key features of the Reorganization. A description of the Reorganization is set out in the Plan, a form of which is attached as Exhibit A. The Plan generally provides for the following:

      |_| the transfer of all of the assets of Mazama Institutional to Mazama Growth in exchange for shares of Mazama Growth;

      |_| the assumption by Mazama Growth of all of the liabilities of Mazama Institutional;

      |_| the liquidation of Mazama Institutional subsequent to the distribution of shares of Mazama Growth to Mazama Institutional's shareholders; and

      |_| the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

      The Reorganization is expected to be completed on or about July 16, 2010.

      AFTER THE REORGANIZATION, WHAT SHARES OF TOUCHSTONE WILL I OWN?

      If you own shares of Mazama Institutional, you will own Institutional shares of Mazama Growth. The new shares you receive will have the same total value as your shares of Mazama Institutional as of the close of business on the day immediately prior to the Reorganization.

      HOW WILL THE REORGANIZATION AFFECT ME?

      It is anticipated that the Reorganization will affect you as follows:

      |_| OPERATING EFFICIENCIES: Upon completion of the Reorganization, Mazama Growth may achieve operating efficiencies because it expects to achieve a greater level of assets through distribution and sales channels for the Fund.

      |_| RISKS: Upon completion of the Reorganization, you will be subject to the risks of investing in Mazama Growth. Mazama Growth and Mazama Institutional have identical risks. For more information, see "Risks."

      After the Reorganization, Mazama Growth will succeed to the financial history and the historical performance of Mazama Institutional. Neither the Funds nor the shareholders will bear any costs of the Meeting, this proxy solicitation or any adjourned session. All of the costs of the Reorganization will be paid by Touchstone Advisors, Inc. and Mazama Capital Management, Inc. Such costs, including costs of the Meeting and printing costs as well as proxy solicitation costs, will be approximately $1,000.

      Like Mazama Institutional, Mazama Growth will pay dividends from net investment income quarterly and will distribute net realized capital gains, if any, at least annually. You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify Mazama Growth in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the written notice is received.

     THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

      HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

      The Trustees of the Touchstone Institutional Funds Trust, including the Trustees who are not "interested persons" (the "Disinterested Trustees"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interest of the shareholders of Mazama Institutional and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of shareholders of Mazama Institutional.

      The Trustees of Touchstone Funds Group Trust have also approved the Plan on behalf of Mazama Growth.

      HOW DO THE FUNDS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT STRATEGIES COMPARE?

      Because Mazama Growth is a new Fund organized specifically to receive all the assets and carry on the business of Mazama Institutional, the investment objective of Mazama Growth is identical to that of Mazama Institutional, and the investment strategies of each Fund are substantially identical. The investment goal of each Fund is to seek long-term capital appreciation. The investment goal of Mazama Institutional is non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval. Each Fund will give shareholders 30 days' prior notice of any change in the Fund's investment objectives.

      The following discussion compares the principal investment strategies of Mazama Institutional and Mazama Growth.

      Each Fund seeks to achieve its objective by investing primarily in common stocks of companies with market capitalizations found within the Russell Midcap Growth Index and that the Funds' Sub-Advisor, Mazama Capital Management, Inc. ("Mazama"), believes possess superior growth characteristics. Mazama Institutional classifies this policy as non-fundamental and can change this policy upon 60 days' prior notice to shareholders. Mazama Growth has not adopted a similar notice requirement. For each Fund, Mazama utilizes a proprietary price performance model to assist it in identifying growth companies it believes are undervalued relative to their management quality and earnings potential. For each Fund, Mazama usually sells a security when it concludes that a company's fundamentals have deteriorated or when a company is no longer an attractive investment according to Mazama's proprietary price performance model. Each Fund may invest in Initial Public Offerings ("IPOs").

      Under normal circumstances, each Fund will invest at least 80% of its net assets in common stocks of companies with market capitalizations found within the Russell Midcap Growth Index (between $829 million and $12 billion at the time of its most recent reconstitution on May 31, 2009) at the time of purchase. The market capitalization range and composition of the Russell Midcap Growth Index are subject to change.

      The Funds may depart from their principal investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions, including conditions when the Fund is unable to identify attractive investment opportunities. During these times, the Funds may not achieve their investment goal.

      The Funds have other investment policies, practices and restrictions, which are discussed in Mazama Institutional's Prospectus and Statement of Additional Information, the "Additional Information" section below with respect to Mazama Growth and the Statement of Additional Information relating to this Prospectus/Proxy Statement.

      Because the Funds have identical investment objectives and substantially identical investment strategies, it is not anticipated that the securities held by Mazama Institutional will be sold in order to comply with the policies and investment practices of Mazama Growth in connection with the Reorganization.

      HOW DO THE FUNDS' INVESTMENT LIMITATIONS COMPARE?

      The investment limitations of Mazama Growth are substantially similar to the investment limitations of Mazama Institutional. A fundamental investment limitation cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less. The following table compares the fundamental investment limitations of Mazama Growth and Mazama Institutional.

-----------------------------------------------------------------------------------------------------------------------------------
                                                     MAZAMA GROWTH                              MAZAMA INSTITUTIONAL
-----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFICATION                      The Fund may not purchase securities of an      The Fund may not purchase securities of
                                     issuer that would cause the Fund to fail to     an issuer that would cause the Fund to
                                     satisfy the diversification requirement for a   fail to satisfy the diversification
                                     diversified management company under the 1940   requirement for a diversified management
                                     Act, the rules or regulations thereunder or     company under the 1940 Act, the rules or
                                     any exemption therefrom, as such statute,       regulations thereunder or any exemption
                                     rules or regulations may be amended or          therefrom, as such statute, rules or
                                     interpreted from time to time.                  regulations may be amended or interpreted
                                                                                     from time to time.
-----------------------------------------------------------------------------------------------------------------------------------
BORROWING MONEY                      The Fund may not engage in borrowing except     The Fund may not borrow money except from
                                     as permitted by the Investment Company Act of   banks and then in an amount which does
                                     1940, any rule, regulation or order under the   not exceed 33 1/3% of the value of its
                                     Act or any SEC staff interpretation of the      total assets (including the amount
                                     Act.                                            borrowed) less the Fund's liabilities
                                                                                     (other than borrowings), except that the
                                                                                     Fund may borrow up to an additional 5% of
                                                                                     its total assets (not including the
                                                                                     amount borrowed) from a bank for
                                                                                     temporary or emergency purposes.
-----------------------------------------------------------------------------------------------------------------------------------
UNDERWRITING                         The Fund may not underwrite securities issued   The Fund may not underwrite securities of
                                     by other persons, except to the extent that,    other issuers, except insofar as the Fund
                                     in connection with the sale or disposition of   may be deemed an underwriter under the
                                     portfolio securities, the Fund may be deemed    Securities Act of 1933, as amended, in
                                     to be an underwriter under certain federal      connection with the disposition of its
                                     securities laws or in connection with           fund securities.
                                     investments in other investment companies.

-----------------------------------------------------------------------------------------------------------------------------------
LOANS                                The Fund may not make loans to other persons    The Fund may not make loans of money or
                                     except that the Fund may (1) engage in          securities to other persons, except
                                     repurchase agreements, (2) lend portfolio       through purchasing fixed income
                                     securities, (3) purchase debt securities, (4)   securities, lending fund securities or
                                     purchase commercial paper, and (5) enter into   entering into repurchase agreements in a
                                     any other lending arrangement permitted by      manner consistent with the Fund's
                                     the Investment Company Act of 1940, any rule,   investment policies.
                                     regulation or order under the Act or any SEC
                                     staff interpretation of the Act.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                     MAZAMA GROWTH                              MAZAMA INSTITUTIONAL
-----------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE                          The Fund may not purchase or sell real estate   The Fund may not purchase or sell real
                                     except that the Fund may (1) hold and sell      estate or interests therein, except that
                                     real estate acquired as a result of the         it may invest in securities of issuers
                                     Fund's ownership of securities or other         engaged in the real estate industry and
                                     instruments (2) purchase or sell securities     may invest in securities secured by real
                                     or other instruments backed by real estate or   estate or interests therein.
                                     interests in real estate and (3) purchase or
                                     sell securities of entities or investment
                                     vehicles, including real estate investment
                                     trusts that invest, deal or otherwise engage
                                     in transactions in real estate or interests
                                     in real estate.
-----------------------------------------------------------------------------------------------------------------------------------
COMMODITIES                          The Fund may not purchase or sell physical      The Fund may not purchase or sell
                                     commodities except that the Fund may (1) hold   physical commodities or commodity
                                     and sell physical commodities acquired as a     contracts, except that each Fund may
                                     result of the Fund's ownership of securities    purchase commodities contracts relating
                                     or other instruments, (2) purchase or sell      to financial instruments, such as
                                     securities or other instruments backed by       financial futures contracts and options
                                     physical commodities, (3) purchase or sell      on such contracts.
                                     options, and (4) purchase or sell futures
                                     contracts.
-----------------------------------------------------------------------------------------------------------------------------------
CONCENTRATION OF INVESTMENTS         The Fund may not purchase the securities of     The Fund may not invest 25% or more of
                                     an issuer (other than securities issued or      the value of its total assets in the
                                     guaranteed by the United States Government,     securities (other than U.S. government
                                     its agencies or its instrumentalities) if, as   securities) of issuers engaged in any
                                     a result, more than 25% of the Fund's total     single industry or group of industries.
                                     assets would be invested in the securities of
                                     companies in the same industry or group of
                                     industries.
-----------------------------------------------------------------------------------------------------------------------------------
SENIOR SECURITIES                    The Fund may not issue senior securities        The Fund may not issue senior securities.
                                     except as permitted by the Investment Company
                                     Act of 1940, any rule, regulation or order
                                     under the Act or any SEC staff interpretation
                                     of the Act.
-----------------------------------------------------------------------------------------------------------------------------------

      In addition to the fundamental limitations listed above, Mazama Institutional has adopted the following non-fundamental investment limitations, which may be changed by the Touchstone Institutional Funds Trust's Board of Trustees without shareholder approval. Mazama Institutional may not:

1. Pledge, mortgage or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of a Fund's assets) permitted by the Fund's fundamental limitation on borrowing, as described above.

2.    Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box."

4. Invest its assets in securities of any investment company, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act").

5.    Invest 15% or more of its net assets in illiquid securities.

6. Make investments in securities when outstanding borrowings exceed 5% of the Fund's total assets.

      HOW DO THE FUNDS' FEES AND EXPENSES COMPARE?

      After the Reorganization, shares of Mazama Institutional will be exchanged for Institutional shares of Mazama Growth.

      The following tables show the various fees and expenses that you may pay for buying, holding and redeeming shares of Mazama Institutional and Mazama Growth (Pro Forma). The amounts for the shares of Mazama Institutional set forth in the following table and in the examples are based on the expenses for the fiscal year ended December 31, 2009. Mazama Growth is newly organized and has not commenced operations to date. The amounts for shares of Mazama Growth (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Mazama Growth will be for the fiscal year ending September 30, 2010, assuming the Reorganization had taken place as of that date.

--------------------------------------------------------------------------------
                                                                  MAZAMA GROWTH
                                           MAZAMA INSTITUTIONAL    (PRO FORMA)
--------------------------------------------------------------------------------
Wire Redemption Fee                               None(1)              None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Management Fees                                    0.95%              0.95%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                          None               None
--------------------------------------------------------------------------------
Other Expenses                                     0.03%              0.43%(2)
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses              0.98%(3)            1.38%
--------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement            N/A                0.40%(4)
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses               N/A                0.98%
After Fee Waiver and/or Expense
Reimbursement
--------------------------------------------------------------------------------

(1)   A fee may be imposed for wire transfers of redemption proceeds.

(2) "Other Expenses" are based on estimated amounts for the current fiscal year.

(3) Touchstone Advisors and Touchstone Institutional Funds Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.98%. This expense limitation will remain in effect until at least April 29, 2011 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders.

(4) Touchstone Advisors and Touchstone Funds Group Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.98% for Institutional shares. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders.

      The table below shows an example of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in Mazama Institutional versus Mazama Growth (Pro Forma), assuming the Reorganization is completed. The example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period, that the Funds' operating expenses remain the same, that you reinvest all of your dividends and that the contractual expense limitation agreement of Mazama Growth remains in effect until January 27, 2012. The example is for illustration only, and your actual costs may be higher or lower.

--------------------------------------------------------------------------------
EXAMPLE OF FUND EXPENSES           1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Mazama Institutional                 $100         $312        $542       $1,201
--------------------------------------------------------------------------------
Mazama Growth - (Pro Forma)          $100         $398        $717       $1,623
--------------------------------------------------------------------------------

      PORTFOLIO TURNOVER: Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Funds' performance. During the most recent fiscal year, Mazama Institutional's portfolio turnover rate was 124% of the average value of its portfolio. Mazama Growth's portfolio turnover rate for the next fiscal year is not expected to be substantially different than the turnover rate for the previous year given the continuity of management.

      HOW DO THE FUNDS' PERFORMANCE RECORDS COMPARE?

      The following chart shows the past performance of Mazama Institutional. Past performance before and after taxes is not an indication of future results. Mazama Growth is newly formed and has no operational history. Consequently, it does not have an investment performance record. After the Reorganization, Mazama Growth, as the successor to Mazama Institutional, will assume and publish the investment performance record of Mazama Institutional.

      MAZAMA INSTITUTIONAL TOTAL RETURN AS OF DECEMBER 31

      The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (before taxes) and by showing how the Fund's average annual total returns for 1 Year and Since Inception (before and after taxes) compare with the Russell Midcap Growth Index. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling1.800.543.0407.

                                  [BAR CHART]

                                  2009 59.89%

      -------------------------------------------------------
      Best Quarter                 2nd Quarter 2009:   30.54%
      -------------------------------------------------------
      Worst Quarter                1st Quarter 2009:   -6.67%
      -------------------------------------------------------

      After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

      AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDED 12/31/2009)

--------------------------------------------------------------------------------
                                                              SINCE INCEPTION
MAZAMA INSTITUTIONAL                                1 YEAR      (01/30/08)
--------------------------------------------------------------------------------
Return Before Taxes                                 59.89%        -5.71%
--------------------------------------------------------------------------------
Return After Taxes on Distributions                 59.88%        -5.80%
--------------------------------------------------------------------------------
Return After Taxes on Distributions and
Sale of Fund Shares                                 38.94%        -4.88%
--------------------------------------------------------------------------------
Russell Midcap Growth Index                         46.29%        -5.79%
--------------------------------------------------------------------------------

      Important information about Mazama Institutional's performance is also contained in the management discussion section of the Touchstone Institutional Funds Trust's most recent Annual Report.

      WILL I BE ABLE TO PURCHASE AND REDEEM SHARES AND RECEIVE DISTRIBUTIONS THE SAME WAY?

      Mazama Growth shares are sold in a continuous offering and are offered to the public, and may be purchased through securities dealers or directly from Touchstone's underwriter, Touchstone Securities, Inc. In the proposed Reorganization, Mazama Institutional shareholders will receive Institutional shares of Mazama Growth and will be able to purchase and redeem shares and receive distributions the same way. Both Mazama Institutional and Institutional Shares of Mazama Growth require a minimum initial investment of $500,000.

      WHO WILL BE THE ADVISOR, SUB-ADVISOR AND PORTFOLIO MANAGER OF MY FUND AFTER THE REORGANIZATION? WHAT WILL THE ADVISORY FEES BE AFTER THE REORGANIZATION?

      The Advisor, Sub-Advisor and Portfolio Managers of Mazama Growth will not change as a result of the Reorganization. Also, Mazama Growth's advisory fee and net expenses will not increase as a result of the Reorganization.

      Management of the Funds

      The overall management of each Fund is the responsibility of, and is supervised by, the Board of Trustees of each of their respective Trusts.

      Advisor

      Touchstone Advisors, Inc. is the investment advisor of both Funds. Pursuant to an Investment Advisory Agreement with the Touchstone Funds Group Trust and a Management Agreement with Touchstone Institutional Funds Trust, Touchstone Advisors, Inc. selects each Fund's sub-advisor, subject to approval by the Board of Trustees. Touchstone Advisors, Inc. pays the fees to each sub-advisor and monitors each sub-advisor's investment program. Touchstone Advisors, Inc. is a wholly owned subsidiary Western - Southern Mutual Holding Company ("Western-Southern").

      Facts about Touchstone Advisors, Inc.:

      --------------------------------------------------------------------------
      |_| As of December 31, 2009, Touchstone Advisors, Inc. had assets under management of approximately $5.7 billion.

      |_| Touchstone Advisors, Inc. is located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.
      --------------------------------------------------------------------------

      For Mazama Growth, Touchstone Advisors, Inc. has received an order from the SEC that permits it, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. Mazama Growth must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with Touchstone Funds Group Trust or Touchstone Advisors, Inc. other than by reason of serving as a sub-advisor to one or more funds.

      Sub-Advisor

      Mazama Capital Management, Inc. is the sub-advisor of both Funds. Pursuant to Sub-Advisory Agreements with Touchstone Advisors, Inc., Mazama Capital Management, Inc. continuously furnishes an investment program for the Funds, makes the day-to-day investment decisions on behalf of Touchstone and arranges the execution of Fund transactions.

      Portfolio Management

      The Funds have the same portfolio managers as follows:

      RONALD A. SAUER, CEO, Chief Investment Officer and Senior Portfolio Manager, is the founder of Mazama Capital Management, Inc. and has been its Chief Executive Officer and Senior Portfolio Manager since the founding of the firm in 1997. Prior to founding the firm, he was the President and Director of Research for Black and Company, Inc., which he joined in 1983. Mr. Sauer has overall responsibility for the management of the investment team, oversees the portfolio construction process, conducts research and participates in the security selection process for the Funds.

      GRETCHEN NOVAK, CFA, Portfolio Manager and Sector Portfolio Manager, joined Mazama Capital Management, Inc. in 1999. Prior to joining the firm, she was an Equity Analyst with Cramer Rosenthal McGlynn, LLC in New York. Ms. Novak is responsible for researching small & mid cap growth consumer discretionary and consumer staple companies and she participates in the security selection process for the Funds. She also serves as Portfolio Manager, supporting Mr. Sauer in the overall management of the Funds.

      JOEL RUBENSTEIN, Associate Portfolio Manager, joined Mazama Capital Management, Inc. in 2003. He serves as an Associate Portfolio Manager, supporting the overall management of the Funds. He has worked as an equity research analyst for Mazama Capital Management, Inc. since 2003. Prior to joining Mazama Capital Management, Inc., he was employed by Banc of America Securities for two years as a senior equity research associate in the technology group. He also spent three years as a senior research analyst at Analysis Group, a leading provider of economic and business strategy consulting services.

      Advisory Fees

      For its management and supervision of the daily business affairs of Mazama Institutional, Touchstone Advisors, Inc., receives a unified, monthly fee at the annual rate of 0.95% of Mazama Institutional's average daily net assets. Under the unified fee arrangement, Touchstone Advisors, Inc. is responsible for compensating any third party engaged by Touchstone Advisors, Inc. to provide services under its supervision, including sub-advisors, sub-administrators, transfer and dividend disbursing agents, and custodians. Touchstone Advisors, Inc. is also responsible for fees of the independent Trustees, the independent registered public accounting firm and legal counsel. The unified fee arrangement does not include the costs of any interest, taxes, dues, fees and other charges of governments and their agencies including the costs of qualifying shares for sale in any jurisdiction, or brokerage or other transaction costs. In addition, the unified fee does not include legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Trustees are a party or incurred in anticipation of becoming a party. Out of this fee, Touchstone Advisors, Inc. pays Mazama Capital Management, Inc. a sub-advisory fee for its services for Mazama Institutional.

      For its management and supervision of the daily business affairs of Mazama Growth, Touchstone Advisors, Inc. receives a monthly fee at the annual rate of 0.95% of Mazama Growth's average daily net assets. Mazama Growth is not subject to the same unified fee as Mazama Institutional. Out of this fee, Touchstone Advisors, Inc. pays Mazama Capital Management, Inc. a sub-advisory fee for its services for Mazama Growth. Touchstone Advisors, Inc. also receives a monthly administration fee at the annual rate of 0.20% of Mazama Growth's average daily net assets. Because Mazama Growth is not subject to the unified fee, it is expected that Mazama Growth will have a higher total expense ratio than Mazama Institutional. However, as discussed below, Mazama Growth is subject to an expense limitation agreement such that its net expense ratio will not exceed that of Mazama Institutional for the term of the agreement.

      Touchstone Institutional Funds Trust and Touchstone Advisors, Inc. have entered into an expense limitation agreement whereby Mazama Institutional's total operating expenses (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of "Acquired Fund Fees and Expenses," if any, and other extraordinary expenses not incurred in the ordinary course of Touchstone's business) will be contractually limited until at least April 29, 2011 and will not exceed 0.98%.

      Touchstone Funds Group Trust and Touchstone Advisors, Inc. have entered into an expense limitation agreement whereby Mazama Growth's total operating expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of "Acquired Fund Fees and Expenses," if any, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) will be contractually limited until at least January 27, 2012 and the Fund's Institutional shares will not exceed 0.98%.

      Sub-Advisory Fees

      For both Funds, Touchstone Advisors, Inc. pays sub-advisory fees to Mazama from its advisory fee.

      WILL MAZAMA GROWTH HAVE THE SAME SERVICE PROVIDERS AS MAZAMA
INSTITUTIONAL?

      Touchstone Funds Group Trust and Touchstone Institutional Trust have the same service providers. Upon completion of the Reorganization, Touchstone Funds Group Trust will continue to engage its existing service providers.

      WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

      Prior to or at the completion of the Reorganization, Mazama Growth and Mazama Institutional will have each received an opinion from the law firm of Pepper Hamilton LLP that the Reorganization intends to qualify as a tax-free reorganization within the meaning of section 368(a) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, it is believed that no gain or loss generally will be recognized by Mazama Institutional or Mazama Growth or their respective shareholders (see "Information About the Reorganization-Federal Income Tax Consequences").

                                      RISKS

      ARE THE RISK FACTORS FOR THE FUNDS SIMILAR?

      The risks of investing in Mazama Institutional and Mazama Growth are the same. The risks of each Fund are described in greater detail in Mazama Institutional's Prospectus and in the "Additonal Information" section of this Prospectus/Proxy statement relating to Mazama Growth.

      WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH FUND?

      An investment in each Fund is subject to certain risks. There is no assurance that the investment performance of either Mazama Institutional or Mazama Growth will be positive or that the Funds will meet their investment objectives. You could lose money on your investment in the Funds and the Funds could also return less than other investments. The following discussions highlight the primary risks associated with an investment in each of the Funds.

      EACH FUND IS SUBJECT TO MARKET AND EQUITY SECURITIES RISK.

      Since it purchases common stocks, each Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline.

      EACH FUND IS SUBJECT TO MID CAP COMPANIES RISK.

      Each Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium companies may have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium cap company stocks may be more volatile than stocks of larger companies.

      EACH FUND IS SUBJECT TO GROWTH COMPANIES RISK.

      A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lower stock price declines during market downturns.

      EACH FUND IS SUBJECT TO INITIAL PUBLIC OFFERINGS RISK.

      IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk (i.e., the potential that the Fund may be unable to dispose of the IPO shares promptly or at a reasonable price). When the Fund's asset base is small, a significant portion of its performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of investments in IPOs on the Fund's performance probably will decline, which could reduce performance.

      ARE THERE ANY OTHER RISKS OF INVESTING IN EACH FUND?

      Because the Funds engage a sub-advisor to make investment decisions on behalf of the Fund, there is a risk that Touchstone Advisors, Inc. may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

                      INFORMATION ABOUT THE REORGANIZATION

      REASONS FOR THE REORGANIZATION

      The Reorganization will combine two Funds with substantially identical investment objectives into one and may result in operating efficiencies. Upon completion of the Reorganization, Mazama Growth may achieve operating efficiencies because it will seek to achieve a greater level of assets through distribution and sales channels for the Fund. This may result in lower expenses through greater economies of scale.

      At a regular meeting held on February 18, 2010, all of the Trustees of the Touchstone Institutional Funds Trust, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of Mazama Institutional and that the interests of existing shareholders of Mazama Institutional will not be diluted as a result of the transactions contemplated by the Reorganization.

      Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Touchstone Institutional Funds Trust, and reviewed various factors about the Funds and the proposed Reorganization.

      In addition, the Trustees considered, among other things:

      |_|   the terms and conditions of the Reorganization;

      |_| the fact that the Reorganization would not result in the dilution of shareholders' interests;

      |_| the expense ratios, fees and expenses of Mazama Institutional and the anticipated expense ratios, fees and expenses of Mazama Growth;

      |_| the fact that Touchstone Advisors, Inc. has contractually agreed to limit the total annual operating expenses of Mazama Growth until at least January 27, 2012;

      |_| the fact that both Funds have identical investment objectives and policies;

      |_| the investment personnel, expertise and resources of Touchstone Advisors, Inc.;

      |_| the fact that the Reorganization will provide continuity of money management for shareholders because the sub-advisor for Mazama Growth is the same sub-advisor for Mazama Institutional;

      |_| the fact that Touchstone Advisors, Inc. and Mazama Capital Management, Inc. will bear the expenses incurred by Mazama Institutional and Mazama Growth in connection with the Reorganization;

      |_| the potential benefits to shareholders, including operating efficiencies, which may be achieved from the Reorganization;

      |_| the fact that Mazama Growth will assume all of the liabilities of Mazama Institutional;

      |_| the fact that the Reorganization is expected to be a tax-free transaction for federal income tax purposes; and

      |_| alternatives available to shareholders of Mazama Institutional, including the ability to redeem their shares.

      During their consideration of the Reorganization, the Disinterested Trustees of the Touchstone Institutional Funds Trust discussed with counsel the legal issues involved.

      After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Touchstone Institutional Funds Trust concluded that the proposed Reorganization would be in the best interests of Mazama Institutional and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of Mazama Institutional for approval.

      The Trustees of Touchstone Funds Group Trust similarly found that participation in the Reorganization is in the best interests of Mazama Growth and that the interests of Mazama Growth will not be diluted as a result of the Reorganization.

      AGREEMENT AND PLAN OF REORGANIZATION

      The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

      The Plan provides that all of the assets of Mazama Institutional will be acquired by Mazama Growth in exchange for Institutional shares of Mazama Growth and the assumption by Mazama Growth of all of the liabilities of Mazama Institutional immediately prior to the opening of business on July 19, 2010 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Mazama Institutional will endeavor to discharge all of its known liabilities and obligations. Mazama Institutional will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the NYSE, typically 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Date").

      At or prior to the Valuation Time, for tax reasons, Mazama Institutional will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Fund's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

      The number of full and fractional shares of Mazama Growth to be received by the shareholders of Mazama Institutional will be determined by multiplying the number of outstanding full and fractional shares of Mazama Institutional by a factor which shall be computed by dividing the net asset value per share of Mazama Institutional by the net asset value per share of Mazama Growth. These computations will take place as of the Valuation Date. For Mazama Institutional, the net asset value per share will be determined by dividing assets, less liabilities, by the total number of outstanding shares.

      JPMorgan Chase Bank, N.A, the accounting agent for Mazama Institutional, will compute the value of Mazama Institutional's portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in Touchstone Funds Group Trust's Declaration of Trust, the Prospectus and Statement of Additional Information relating to Mazama Growth or such other valuation procedures as shall be mutually agreed upon by the parties.

      As soon after the Closing Date as conveniently practicable, Mazama Institutional will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of Mazama Growth received by Mazama Institutional. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Mazama Institutional's shareholders on Mazama Growth's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Mazama Growth due to Mazama Institutional's shareholders. All issued and outstanding shares of Mazama Institutional will be canceled. Shares of Mazama Growth to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Mazama Institutional will be liquidated.

      The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by Mazama Institutional's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval by Mazama Institutional's shareholders, the Plan may be terminated (a) by the mutual agreement of Mazama Institutional and Mazama Growth; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, if not cured within 30 days, or (2) because a condition in the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

      Whether or not the Reorganization is consummated, Touchstone Advisors, Inc. and Mazama Capital Management, Inc. will pay the expenses incurred by Mazama Institutional and Mazama Growth in connection with the Reorganization (including the cost of proxy solicitation).

      If Mazama Institutional's shareholders do not approve the Reorganization, the Trustees will consider other possible courses of action that may be in the best interests of shareholders.

      DESCRIPTION OF THE SECURITIES TO BE ISSUED

      Shareholders of Mazama Institutional as of the Closing Date will receive full and/or fractional Mazama Growth shares in accordance with the procedures provided for in the Plan, as described above. Mazama Growth shares to be issued in connection with the Reorganization will be fully paid and non-assessable when issued.

      FEDERAL INCOME TAX CONSEQUENCES

      The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, Mazama Growth and Mazama Institutional will have each received an opinion from Pepper Hamilton LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Funds, for federal income tax purposes, upon consummation of the Reorganization:

            (a) The transfer of all of Mazama Institutional assets in exchange solely for Mazama Growth Shares and the assumption by Mazama Growth of the liabilities of Mazama Institutional followed by the distribution of Mazama Growth Shares to Mazama Institutional Shareholders in dissolution and liquidation of Mazama Institutional will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and Mazama Growth and Mazama Institutional will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code.

            (b) No gain or loss will be recognized by Mazama Growth upon the receipt of the assets of Mazama Institutional solely in exchange for Mazama Growth Shares and the assumption by Mazama Growth of the liabilities of Mazama Institutional.

            (c) No gain or loss will be recognized by Mazama Institutional upon the transfer of Mazama Institutional assets to Mazama Growth in exchange for Mazama Growth Shares and the assumption by Mazama Growth of the liabilities of Mazama Institutional or upon the distribution (whether actual or constructive) of Mazama Growth Shares to Selling Fund Shareholders in exchange for their shares of Mazama Institutional.

            (d) No gain or loss will be recognized by Mazama Institutional Shareholders upon the exchange of their Mazama Institutional shares for Mazama Growth Shares in liquidation of Mazama Institutional.

            (e) The aggregate tax basis for Mazama Growth Shares received by each Mazama Institutional shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of Mazama Institutional shares held by such shareholder immediately prior to the Closing, and the holding period of Mazama Growth Shares received by each Mazama Institutional shareholder will include the period during which Mazama Institutional shares exchanged therefore were held by such shareholder (provided Mazama Institutional shares were held as capital assets on the date of the Closing).

            (f) The tax basis of Mazama Institutional assets acquired by Mazama Growth will be the same as the tax basis of such assets to Mazama Institutional immediately prior to the Closing, and the holding period of the assets of Mazama Institutional in the hands of Mazama Growth will include the period during which those assets were held by Mazama Institutional.

      Pepper Hamilton will express no opinion as to (1) any federal income tax consequences of the Reorganization except as expressly set forth above, (2) any tax consequences of any other transaction except those consummated in accordance with the Reorganization Agreement, (3) the tax consequences with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination thereof) under a mark-to-market system of accounting, (4) the tax consequences with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code, and (5) any foreign, state or local tax consequences of the Reorganization.

      Such opinion shall be based on customary assumptions, limitations and such representations as Pepper Hamilton LLP may reasonably request, and Mazama Institutional and Mazama Growth will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything in the Plan to the contrary, neither Mazama Growth nor Mazama Institutional may waive the conditions set forth above.

      DISTRIBUTION OF SHARES

      Touchstone Securities, Inc. is the principal underwriter of the Funds, as such, the exclusive agent for distribution of the Funds' shares. Shares of the Mazama Institutional are, and shares of Mazama Growth will be, sold in a continuous offering directly through Touchstone Securities, Inc., through financial advisors and financial intermediaries or through processing organizations. Touchstone Securities, Inc. allows concessions to dealers who sell shares of the Funds. Touchstone Securities, Inc. receives that portion of the sales charge that is not reallowed to dealers and retains the entire sales charge on all direct investments and accounts with no designated dealer of record. Touchstone Securities, Inc. is a wholly owned subsidiary of Western-Southern.

      PURCHASE AND REDEMPTION PROCEDURES

      The minimum initial purchase requirement for both Mazama Institutional and Institutional Shares of Mazama Growth is $500,000. The minimum for subsequent purchases of Mazama Institutional and Institutional Shares of Mazama Growth is $0. The Funds provide for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on each day the NYSE is open for trading. For more information, see the "Additional Information" section of this Prospectus/Proxy statement relating to Mazama Growth and see "Investing with Touchstone" in Mazama Institutional's Prospectus.

      DIVIDEND POLICY

      The Funds intends to distribute their net investment income quarterly. The Funds distribute their net realized gains, if any, at least annually to shareholders of record on the dividend record date. Dividends and distributions are reinvested in additional shares of the respective Fund, or paid in cash, as a shareholder has elected. Additional information concerning dividends and distributions is contained in Mazama Institutional's Prospectus and in the "Additional Information" section of this Prospectus/Proxy statement relating to Mazama Growth.

      After the Reorganization, shareholders will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify Mazama Growth in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the written notice is received.

                       INFORMATION ON SHAREHOLDERS' RIGHTS

      FORM OF ORGANIZATION

      Both the Touchstone Institutional Funds Trust and Touchstone Funds Group Trust are open-end management investment companies registered with the SEC under the 1940 Act that continuously offer shares to the public. Each Trust is organized as a Delaware statutory trust and is governed by its Declaration of Trust, By-Laws, a Board of Trustees and by applicable Delaware and federal law.

      CAPITALIZATION

      The beneficial interests in the Touchstone Institutional Funds Trust and Touchstone Funds Group Trust are represented by an unlimited number of transferable shares of beneficial interest ($0.01 par value per share for each Trust) of one or more series. The Declaration of Trust of each of the Trusts permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.

      Shares of Mazama Institutional are offered in only one class and represent an equal proportionate interest in the Fund. Mazama Growth offers four classes of shares: Class A, Class C, Class Y and Institutional. Shares of the classes represent an equal proportionate interest in the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees.

      Shareholders of each Fund vote separately, by Fund, as to matters that affect only their particular Fund, such as changes in fundamental investment restrictions, approval of or amendments to investment advisory agreements or proposed mergers.

      SHAREHOLDER LIABILITY

      Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that a Trust or a shareholder is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against that risk, each Trust's Declaration of Trust states that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust has any power to bind personally any shareholder nor to call upon any shareholder for payment of any sum of money or assessment whatsoever other than such as the shareholder may personally agree to pay. If any shareholder (or former shareholder) is exposed to liability by reason of a claim or demand relating to his or her being or having been a shareholder and not because of his or her acts or omissions, the shareholder (or former shareholder) is entitled to be held harmless from and indemnified out of the assets of the applicable series of the Trust against all loss and expense arising from such claim or demand.

      SHAREHOLDER MEETINGS AND VOTING RIGHTS

      Neither Trust is required to hold an annual meeting of shareholders. Neither Trust currently intends to hold regular shareholder meetings.

      For each Trust, except when a larger quorum is required by applicable law, the By-Laws or the Trust's Declaration of Trust, 40% of the shares entitled to vote constitute a quorum at a shareholder's meeting. When any one or more series (or classes) is to vote as a single class separate from any other shares, 40% of the shares of each such series (or classes) entitled to vote constitute a quorum at a shareholder meeting of that series. Any shareholder meeting may be adjourned by a majority of the votes cast upon the question of adjourning a meeting to another date and time whether or not a quorum is present. When a quorum is present, a majority of the shares voted will decide any questions and a plurality will elect a trustee except when a larger vote is required by each Trust's Declaration of Trust, By-Laws or applicable law. A shareholder meeting for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of shareholders owning 10% or more of the shares of each Trust in the aggregate. Cumulative voting is not permitted in the election of Trustees of each Trust. A Trustee of each Trust may be removed at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by vote of a majority of the then Trustees. Under the Declaration of Trust of each Trust, each whole share of beneficial interest of a Fund is entitled to one vote, and each fractional share is entitled to a proportionate vote. The Declaration of Trust of Touchstone Funds Group Trust provides that the Board of Trustees may, to the extent consistent with applicable law, cause the Trust or a Fund to be merged or consolidated with another trust or company, provided such merger or consolidation is authorized by vote of a majority of the outstanding shares of the Trust or any affected series, as applicable. The Declaration of Trust of Touchstone Institutional Funds Trust provides that the Trustees may without shareholder approval unless such approval is required by applicable law cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law).

      LIQUIDATION

      In the event of the liquidation of either Trust or Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust or the Fund over the liabilities belonging to the Trust or the Fund. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the Fund held by them on the date of distribution.

      LIABILITY AND INDEMNIFICATION OF TRUSTEES

      The Declaration of Trust of each Trust provides that no Trustee or officer shall be liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of each Trust nor for the actor omission of any other Trustee except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office. Each Trust, out of its assets, will indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee's performance of his or her duties as a Trustee unless he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

      The foregoing is only a summary of the material characteristics of the operations of the Declaration of Trust of each Trust, their By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust and By-Laws directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING

      This Prospectus/Proxy Statement is being sent to shareholders of Mazama Institutional in connection with a solicitation of proxies by the Trustees of the Touchstone Institutional Funds Trust, to be used at the Meeting to be held at 10:00 a.m. Eastern Time, July 9, 2010, at the offices of the Touchstone Institutional Funds Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Mazama Institutional on or about May 12, 2010.

      The Board of Trustees of the Touchstone Institutional Funds Trust has fixed the close of business on April 21, 2010 as the record date (the "Record Date") for determining the shareholders of Mazama Institutional entitled to receive notice of the Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Meeting or any adjournment thereof.

      In voting for the Reorganization, each shareholder of Mazama Institutional is entitled to one vote for each full share owned and a fractional vote for each fractional share held.

      Proxies may be revoked by executing and delivering a later-dated signed proxy to the Secretary of the Touchstone Institutional Funds Trust at the address set forth on the cover page of this Prospectus/Proxy Statement, or by attending the Meeting in person and voting your shares. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

      If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement, vote by telephone, vote through the Internet, or attend in person. (Guidelines on voting by proxy card are immediately after the Notice of Special Meeting. Instructions for telephone and Internet voting are set forth on the proxy card.)

      If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares of beneficial interest represented by the proxy in accordance with the instructions marked on the returned proxy.

      PROXIES THAT ARE PROPERLY EXECUTED AND RETURNED BUT ARE NOT MARKED WITH VOTING INSTRUCTIONS WILL BE VOTED FOR THE PROPOSED REORGANIZATION AND FOR ANY OTHER MATTERS DEEMED APPROPRIATE.

      Approval of the Reorganization requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of Mazama Institutional. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Prospectus/Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of Mazama Institutional present at a meeting if more than 50% of the outstanding voting securities of Mazama Institutional are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of Mazama Institutional. Forty percent of the shares entitled to vote constitutes a quorum.

      Proxy solicitations will be made primarily by mail, but beginning on or about May 12, 2010 proxy solicitations may also be made by telephone, or personal solicitations may be conducted by officers and employees of Touchstone Advisors, Inc., its affiliates or other representatives of Mazama Institutional (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Broadridge, Mazama Institutional's proxy solicitor. The estimated cost of the proxy solicitation is approximately $250. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures (totaling approximately $1,000) will be paid by Touchstone Advisors, Inc. and Mazama Capital Management, Inc. whether or not the Reorganization is approved by shareholders.

      Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but shall not be deemed to be represented at the meeting for the purposes of calculating the number of shares present in person or by proxy and will have no effect on the vote regarding the Plan.

      If shareholders of Mazama Institutional do not vote to approve the Reorganization, the Trustees of the Touchstone Institutional Funds Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Meeting.

      A shareholder of Mazama Institutional who objects to the proposed Reorganization will not be entitled under either Delaware law or the Trust's Declaration of Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganization is consummated, shareholders will be free to redeem the shares of Mazama Growth that they receive in the transaction at their then-current net asset value. Shares of Mazama Institutional may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of Mazama Institutional may wish to consult their tax advisors as to any tax consequences of redeeming Fund shares prior to the Reorganization or exchanging such shares in the Reorganization.

      The Trusts do not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

      NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Mazama Institutional whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to be supplied to the beneficial owners of the respective shares.

      SHAREHOLDER INFORMATION

      The shareholders of Mazama Institutional at the close of business on the Record Date will be entitled to be present and vote at the Meeting with respect to shares of Mazama Institutional owned as of the Record Date. As of the Record Date, the total number of shares of Mazama Institutional outstanding and entitled to vote was as follows:

      --------------------------------------------------------
                                       NUMBER OF SHARES
      --------------------------------------------------------
      MAZAMA INSTITUTIONAL
      --------------------------------------------------------

      As of the Record Date, the officers and Trustees of Touchstone Institutional Funds Trust beneficially owned as a group less than 1% of the outstanding shares of Mazama Institutional.

      CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      On the Record Date to the knowledge of the Trustees and management of Touchstone Institutional Funds Trust, other than as set forth below, no person owned beneficially or of record more than 5% of Mazama Institutional's outstanding shares.

------------------------------------------------------------------------------
      Name and Address           Number of Shares     Percent of Fund
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

      As of the record date, Mazama Growth has not commenced operations and has no outstanding shares.

                        FINANCIAL STATEMENTS AND EXPERTS

      The Annual Report of the Touchstone Institutional Funds Trust relating to Mazama Institutional for the year ended as of December 31, 2009, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein in reliance upon the report of Ernst & Young LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

      Certain legal matters in connection with the issuance of Mazama Growth's Shares will be passed upon by Pepper Hamilton LLP, located at 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103.

                             ADDITIONAL INFORMATION

      The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC in Washington, D.C., and at the SEC's Regional Offices located at Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202-2656; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

      The following additional information supplements information about Mazama Growth contained elsewhere in the Prospectus/Proxy Statement.

INFORMATION ABOUT MAZAMA GROWTH

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Funds Group Trust is a group of 21 mutual funds, including Mazama Growth. The Trust is part of the Touchstone Family of Funds which also consists of Touchstone Investment Trust, a group of taxable bond and money market mutual funds, Touchstone Strategic Trust, a group of equity mutual funds, Touchstone Tax-Free Trust, a group of tax-free bond and money market mutual funds, Touchstone Variable Series Trust, a group of variable series funds and Touchstone Institutional Funds Trust, a group of institutional equity mutual funds. Each Fund has a different investment goal and risk level.

The Fund is managed by Touchstone Advisors, Inc. Touchstone Advisors, Inc. has selected Mazama Capital Management, Inc. to manage the Fund's investments on a daily basis.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

OTHER RISKS OF INVESTING IN THE FUND

MANAGER OF MANAGERS' RISK. Touchstone Advisors, Inc. engages Mazama Capital Management, Inc. to make investment decisions on its behalf for the Fund. There is a risk that Touchstone Advisors, Inc. may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

CHANGE IN MARKET CAPITALIZATION. The Fund specifies in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for the Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth, the Fund may continue to hold the security if, in the sub-advisor's judgment, the security remains otherwise consistent with the Fund's investment goal and strategies. However, this change could affect the Fund's flexibility in making new investments.

PORTFOLIO TURNOVER. The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor and/or sub-advisor determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor's or sub-advisor's control. These transactions will increase the Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Fund's sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

MARKET DISRUPTION RISK. The United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Fund may invest. During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund's ability to achieve their investment goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund's portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor and sub-advisor will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund's investment goals, but there can be no assurance that it will be successful in doing so.

NEW FUND RISK. The Fund may not grow to a size that is viable for continued operation and may be liquidated due to certain size constraints. A liquidation of the Fund could be done without shareholder consent and could cause a taxable event for the shareholder.

THE FUND'S MANAGEMENT

Touchstone Advisors, Inc. has been a registered investment advisor since 1994. As of December 31, 2009, Touchstone Advisors, Inc. had approximately $5.7 billion in assets under management. As the Fund's Advisor, Touchstone Advisors, Inc. continuously reviews, supervises and administers the Fund's investment programs and also ensures compliance with the Fund's investment policies and guidelines.

Touchstone Advisors, Inc. is responsible for selecting the Fund's sub-advisor(s), subject to approval by the Board of Trustees. Touchstone Advisors, Inc. selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors, Inc. considers various factors in evaluating a sub-advisor, including:

o     Level of knowledge and skill

o     Performance as compared to its peers or benchmark

o     Consistency of performance over 5 years or more

o     Level of compliance with investment rules and strategies

o     Employees facilities and financial strength

o     Quality of service

Touchstone Advisors, Inc. will also continually monitor each sub-advisor's performance through various analyses and through in-person, telephone and written consultations with a sub-advisor. Touchstone Advisors, Inc. discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor's contract should be renewed, modified or terminated.

The Securities and Exchange Commission (the "SEC") has granted an exemptive order that permits the Trust or Touchstone Advisors, Inc., under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors, Inc. other than by reason of serving as a sub-advisor to one or more Funds. Shareholders of the Fund will be notified of any changes in its sub-advisory arrangements.

Two or more sub-advisors may manage the Fund, with each managing a portion of the Fund's assets. If the Fund has more than one sub-advisor, Touchstone Advisors, Inc. allocates how much of the Fund's assets are managed by each sub-advisor. Touchstone Advisors, Inc. may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors, Inc. is also responsible for running all of the operations of the Fund, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent or other parties. For its services, Touchstone Advisors, Inc. is entitled to receive a base investment advisory fee from the Fund at an annualized rate, based on the average daily net assets of the Fund. Touchstone Advisors, Inc. pays sub-advisory fees to the sub-advisor from its advisory fee. The fee to be paid to Touchstone Advisors, Inc. by the Fund during its current fiscal year is set forth below.

------------------------------------------------------------------------------
Mazama Growth Fund                     0.95%
------------------------------------------------------------------------------

ADVISORY AND SUB-ADVISORY AGREEMENT APPROVAL
A discussion of the basis for the Board of Trustees' approval of the Fund's advisory and sub-advisory agreements can be found in the Trust's March 31, 2010 Semiannual Report and September 30, 2010 Annual Report.

FUND SUB-ADVISOR

Mazama Capital Management, Inc., located at One Southwest Columbia Street, Suite 1500, Portland, OR 97258, is registered under the Investment Advisers Act of 1940, as amended, and serves as sub-advisor to Mazama Growth. Mazama Capital Management, Inc. is the successor firm to Mazama Capital Management, LLC, which was organized in 1997 in connection with the acquisition by such firm of substantially all of the assets of Black & Company Asset Management, Inc., an investment advisory firm founded in 1993. Mazama Capital Management, Inc. serves as investment advisor to certain pension and profit sharing plans, trusts, charitable organizations and other institutional investors. As sub-advisor, Mazama Capital Management, Inc. makes investment decisions for this Fund and also ensures compliance with the Fund's investment policies and guidelines.

INVESTING WITH TOUCHSTONE

INSTITUTIONAL SHARES

Institutional shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Institutional shares are not subject to a 12b-1 fee or CDSC.

For Institutional shares, you may purchase shares of the Fund directly from Touchstone Securities, Inc. or through your financial institution.

In any event, you must complete an investment application. You can obtain an investment application from Touchstone Securities, Inc., your financial advisor, your financial institution, or by visiting our website at TouchstoneInvestments.com. For more information about how to purchase shares, call Touchstone Securities, Inc. at 1.800.543.0407.

INVESTOR ALERT: Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.

OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")), on the day that your account is closed. If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

INVESTING IN THE FUND

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203.

o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o     You may also open an account through your financial advisor.

THROUGH YOUR FINANCIAL INSTITUTION

o You may invest in certain share classes by establishing an account through financial institutions that have appropriate selling agreements with Touchstone.

o Your financial institution will act as the shareholder of record of your shares.

o Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

o Financial institutions may designate intermediaries to accept purchase and sales orders on the Fund's behalf.

o Your financial institution may receive compensation from the Fund, Touchstone Securities, Inc., Touchstone Advisors, Inc. or their affiliates.

o Before investing in the Fund through your financial institution, you should read any materials provided by your financial institution together with this Prospectus.

THROUGH RETIREMENT PLANS

You may invest in the Fund through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

INDIVIDUAL RETIREMENT PLANS

o     Traditional Individual Retirement Accounts ("IRAs")

o     Savings Incentive Match Plan for Employees ("SIMPLE IRAs")

o     Spousal IRAs

o     Roth Individual Retirement Accounts ("Roth IRAs")

o     Coverdell Education Savings Accounts ("Education IRAs")

o     Simplified Employee Pension Plans ("SEP IRAs")

EMPLOYER SPONSORED RETIREMENT PLANS

o     Defined benefit plans

o Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

o     457 plans

SPECIAL TAX CONSIDERATION
To determine which type of retirement plan is appropriate for you, you are urged and advised to consult your own tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone Securities, Inc. at 1.800.543.0407 or contact your financial advisor.

THROUGH A PROCESSING ORGANIZATION

You may also purchase shares of the Fund through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations ("Authorized Processing Organizations") to receive purchase and sales orders on their behalf. Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. You should also ask the processing organization if they are authorized by the Touchstone Funds to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk. When shares are purchased with an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone Securities, Inc. The Authorized Processing Organization may:

      o     Charge a fee for its services

      o     Act as the shareholder of record of the shares

      o     Set different minimum initial and additional investment requirements

      o     Impose other charges and restrictions

      o Designate intermediaries to accept purchase and sales orders on the Fund's behalf

Touchstone Securities, Inc. considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV or offering price (which is NAV plus any applicable sales charge), if applicable, next computed after such order is received in proper form by an Authorized Processing Organization, or its authorized designee.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone. Certain Authorized Processing Organizations may receive compensation from the Fund, Touchstone Securities, Inc., Touchstone Advisors or their affiliates.

It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

PRICING OF PURCHASES

We price direct purchases in the Fund based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone Securities, Inc., an Authorized Processing Organization, financial advisor or financial institution, by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's public offering price. Direct purchase orders received by Touchstone Securities, Inc., an Authorized Processing Organization, financial advisor or financial institution, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day. It is the responsibility of the financial institution, financial advisor or Authorized Processing Organization to transmit orders that will be received by Touchstone Securities, Inc. in proper form and in a timely manner.

ADDING TO YOUR ACCOUNT

BY CHECK

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

o     Write your account number on the check.

o Either: (1) Mail the check with the investment form to Touchstone Securities, Inc.; or (2) Mail the check directly to your financial advisor or financial institution at the address printed on your account statement. Your financial advisor or financial institution is responsible for forwarding payment promptly to Touchstone Securities, Inc.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

BY WIRE

o Contact Touchstone Securities, Inc., your financial advisor or your financial institution for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone Securities, Inc. Specify your name and account number when remitting the funds.

o     Your bank may charge a fee for handling wire transfers.

o Purchases in the Fund will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

PURCHASES WITH SECURITIES

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment goal and is otherwise acceptable to Touchstone Advisors, Inc.

SPECIAL TAX CONSIDERATION
You are urged and advised to consult with your own tax advisor as to the federal income tax consequences to you upon your transfer of securities to the Fund in exchange for Fund shares.

AUTOMATIC INVESTMENT OPTIONS

The various ways that you can automatically invest in the Fund are outlined below. Touchstone Securities, Inc. does not charge any fees for these services. For further details about these services, call Touchstone Securities, Inc. at
1.800.543.0407. If you hold your shares through a financial institution or Authorized Processing Organization, please contact them for further details on automatic investment options.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments in the Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. Amounts that are automatically invested in the Fund will not be available for redemption until three business days after the automatic reinvestment.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in the Fund.

DOLLAR COST AVERAGING. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

SELLING YOUR SHARES

You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone Securities, Inc., an Authorized Processing Organization, financial advisor or financial institution, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

THROUGH TOUCHSTONE SECURITIES, INC. - BY TELEPHONE

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

o To sell your Fund shares by telephone, call Touchstone Securities, Inc. at 1.800.543.0407.

o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone Securities, Inc. will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities, Inc. will not be liable, in those cases. Touchstone Securities, Inc. has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

      o     Requiring personal identification

      o Making checks payable only to the owner(s) of the account shown on Touchstone Securities, Inc.'s records

      o Mailing checks only to the account address shown on Touchstone Securities, Inc.'s records

      o Directing wires only to the bank account shown on Touchstone Securities, Inc.'s records

      o Providing written confirmation for transactions requested by telephone

      o     Digitally recording instructions received by telephone

THROUGH TOUCHSTONE SECURITIES, INC. - BY MAIL

o     Write to Touchstone Securities, Inc.

o     Indicate the number of shares or dollar amount to be sold.

o     Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o     You may be required to have your signature guaranteed.

THROUGH TOUCHSTONE SECURITIES, INC. - BY WIRE

o     Complete the appropriate information on the investment application.

o You may be charged a fee by the Fund or Fund's Authorized Processing Organization for wiring redemption proceeds. You may also be charged a fee by your bank.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

THROUGH TOUCHSTONE SECURITIES, INC. - THROUGH A SYSTEMATIC WITHDRAWAL PLAN

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o     Withdrawals can be made monthly, quarterly, semiannually or annually.

o     There is no fee for this service.

o     There is no minimum account balance required for retirement plans.

SPECIAL TAX CONSIDERATION
Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable gains.

THROUGH YOUR FINANCIAL ADVISOR, FINANCIAL INSTITUTION OR AUTHORIZED PROCESSING ORGANIZATION

o You may also sell shares by contacting your financial advisor, financial institution or Authorized Processing Organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor, financial institution or, if applicable, the Authorized Processing Organization.

o Your financial advisor, financial institution or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone Securities, Inc. in proper form and in a timely manner.

o     Your financial institution may charge you a fee for selling your shares.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

SPECIAL TAX CONSIDERATION
Selling your shares may cause you to incur a taxable gain or loss.

INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone Securities, Inc.'s records.

SIGNATURE GUARANTEES

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. The Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

o Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o     Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

MARKET TIMING POLICY

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Fund will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Fund by shareholders. The Fund will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If the Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Fund cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Fund may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Fund may also restrict or refuse to process purchases by the shareholder. These exchange limits and excessive trading policies generally do not apply to purchases and redemptions of money market funds (except in situations where excessive trading may have a detrimental or disruptive effect on share prices or portfolio management of these funds), systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. If the Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. In accordance with Rule 22c-2 under the 1940 Act, the Fund has entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Fund's market-timing policy; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund's market-timing policy with respect to customers identified by the Fund as having engaged in market timing. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund applies these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will they enter into any such arrangements in the future.

HOUSEHOLDING POLICY (ONLY APPLICABLE FOR SHARES HELD THROUGH TOUCHSTONE SECURITIES, INC. DIRECTLY)

The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone Securities, Inc. at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

RECEIVING SALE PROCEEDS

Touchstone Securities, Inc. will forward the proceeds of your sale to you (or to your financial advisor, Authorized Processing Organization or financial institution) within 7 days (normally within 3 business days) after receipt of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS, AUTHORIZED PROCESSING ORGANIZATIONS OR FINANCIAL INSTITUTIONS. Proceeds that are sent to your financial advisor, Authorized Processing Organization or financial institution will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor, Authorized Processing Organization or financial institution may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK (ONLY APPLICABLE FOR SHARES HELD THROUGH TOUCHSTONE SECURITIES, INC. DIRECTLY). We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

LOW ACCOUNT BALANCES (ONLY APPLICABLE FOR SHARES HELD THROUGH TOUCHSTONE SECURITIES, INC. DIRECTLY). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone Securities, Inc. may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act ("UGTMA"). Touchstone Securities, Inc. will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o     When the NYSE is closed on days other than customary weekends and holidays

o     When trading on the NYSE is restricted

o     During any other time when the SEC, by order, permits.

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities including federal income tax on the amount by which the fair market value of the securities sold exceeds the basis of the Fund shares redeemed. Until such time as the shareholder sells the securities they receive in kind, the securities are subject to market risk.

PRICING OF FUND SHARES

The Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) are determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. The Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone Securities, Inc., an Authorized Processing Organization or financial institution.

The Fund's equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Fund may use pricing services to determine market value for investments. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined as fair value.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Although investing in foreign securities is not a principal investment strategy of the Fund, any foreign securities held by the Fund will be priced as follows:

o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when the Fund does not price its shares, the Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by the Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by the Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Fund may use fair value pricing under the following circumstances, among others:

o If the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded.

o If a security, such as a small cap or micro cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

o If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. With respect to any portion of the Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

DISTRIBUTION AND TAXES

SPECIAL TAX CONSIDERATION
You are urged and advised to consult your own tax advisor to address your own tax situation and the impact an investment in the Fund will have on your own tax situation.

The Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Fund distributes its income, if any, quarterly as a dividend to shareholders.

The Fund makes distributions of capital gains, if any, at least annually. If you own shares on the Fund's distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone Securities, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone Securities, Inc., c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203, or call Touchstone Securities, Inc. at 1.800.543.0407. If you hold your shares through a financial institution, you must contact it to elect cash payment.

TAX INFORMATION

GENERAL. The Fund intends to qualify annually to be treated as a regulated investment company under the Code. As such, the Fund will not be subject to federal income taxes on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions of the Code. If for any taxable year the Fund fails to qualify as a regulated investment company: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35%; and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporate shareholders.

DISTRIBUTIONS. The Fund will make distributions to you that may be taxed as ordinary income or capital gains. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Dividends are taxable whether you reinvest such dividends in additional shares of the Fund or choose to receive cash.

ORDINARY INCOME. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2011 and designated by the Fund as "qualified dividend income" are eligible for the long-term capital gain rate 15% (0% for individuals in lower tax brackets).

NET CAPITAL GAINS. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. For tax years beginning before January 1, 2011, the maximum individual tax rate on net long-term capital gains is 15%.

SALE OR EXCHANGE OF SHARES. It is a taxable event for you if you sell shares of the Fund or exchange shares of the Fund for shares of another Fund. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you hold the shares of the Fund as a capital asset, which capital gain will be long-term or short-term depending on how long you have held the shares of such Fund.

SPECIAL TAX CONSIDERATION
For federal income tax purposes, an exchange of shares in one Fund for shares of another Fund is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

BACKUP WITHHOLDING. The Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

STATE AND LOCAL INCOME TAXES. You are urged and advised to consult your tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax law.

NON-U.S. SHAREHOLDERS. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in the Fund. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in the Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign country tax consequences of an investment in the Fund.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Fund during the prior taxable year.

FINANCIAL HIGHLIGHTS

Mazama Growth will adopt the financial statements of Mazama Institutional. The Mazama Institutional Annual Report is incorporated herein by reference.

                                 OTHER BUSINESS

      The Trustees of the Touchstone Institutional Funds Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

         THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE PLAN. ANY SIGNED BUT UNMARKED PROXIES WITHOUT INSTRUCTIONS WILL BE VOTED
                        IN FAVOR OF APPROVAL OF THE PLAN.

                                                                       EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this __ day of _______, 2010, by and between the Touchstone Funds Group Trust ("TFGT"), on behalf of the Touchstone Mazama Growth Fund (the "Acquiring Fund"), and Touchstone Institutional Funds Trust ("TIFT"), on behalf of Touchstone Mazama Growth Fund (the "Selling Fund") and, for purposes of Section 9.1 and
11.2 only, Mazama Capital Management, Inc. TFGT and TIFT (each a "Trust" and collectively the "Trusts") are Delaware statutory trusts, with their principal place of business at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

      The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for shares of beneficial interest, with a par value of $.01 per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter defined, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

      WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

      WHEREAS, the Selling Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

      WHEREAS, the Board of Trustees of TFGT, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Trustees"), have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund's will not be diluted as a result of the transactions contemplated herein;

      WHEREAS, the Board of Trustees of TIFT, including a majority of the Independent Trustees, have determined that it is in the best interests of the Selling Fund to exchange all of its assets and liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                 LIABILITIES AND LIQUIDATION OF THE SELLING FUND

      1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Selling Fund's assets (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and
(ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

      1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

      The Selling Fund has provided the Acquiring Fund with its most recent unaudited financial statements, which contain a list of all of the Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

      1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Selling Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

      1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

      1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14 which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

      1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

      1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

      1.8 TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Selling Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

      2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in TFGT's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

      2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share of the Selling Fund computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in TFGT's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

      2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Selling Fund's assets shall be determined by multiplying the outstanding shares of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund by the net asset value per share of the Acquiring Fund on the Valuation Date, determined in accordance with paragraph 2.2. Institutional shares of the Acquiring Fund will be issued for shares of the Selling Fund.

      2.4 DETERMINATION OF VALUE. All computations of value shall be made by JPMorgan Chase Bank, N.A., the Acquiring Fund's and the Selling Fund's accounting agent, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and the Selling Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

      3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about July 19, 2010 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 8:00 a.m. EST at the offices of the Trusts, or at such other time and/or place as the parties may agree.

      3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      3.3 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of TFGT a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

      4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

            (a) The Selling Fund is a separate investment series of TIFT, a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

            (b) The Selling Fund is a separate investment series of TIFT, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act, is in full force and effect.

            (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of TIFT's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

            (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

            (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

            (g) The audited financial statements of the Selling Fund at December 31, 2009 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

            (h) Since December 31, 2009, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

            (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

            (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

            (k) The Acquired Fund is not under the jurisdiction of a court in a "Title 11 or similar case" (within the meaning of Section 368(a)(3)(A) of the Code);

            (l) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

            (m) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

            (n) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

            (o) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

            (p) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

      4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

            (a) The Acquiring Fund is a separate investment series of TFGT, a statutory trust, duly organized, validly existing, and in good standing under the laws of the State of Delaware.

            (b) The Acquiring Fund is a separate investment series of TFGT, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

            (c) The prospectus and statement of additional information, as of the date of the Prospectus/Proxy Statement, of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of TFGT's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

            (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

            (f) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

            (g) The Acquiring Fund was established in order to effect the transactions described in this Agreement, and, prior to the Closing Date, shall not have carried on any business activity (other than such activities as are customary to the organization of a new series prior to its commencement of investment operations). The Acquiring Fund has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a "regulated investment company" for federal income tax purposes. However, upon filing its first federal income tax return at the completion of its first taxable year, the Acquiring Fund shall elect to be a "regulated investment company" and until such time shall take all steps reasonably necessary to ensure that it qualifies for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

            (h) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

            (i) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

            (j) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

            (k) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

            (l) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

            (m) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

      5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

      5.2 APPROVAL BY SHAREHOLDERS. The Trust will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

      5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

      5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

      5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

      5.6 TAX-FREE REORGANIZATION. It is the intention of the parties that the transaction will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. Except as otherwise expressly provided in this Agreement, neither the TFGT, TIFT, the Selling Fund nor the Acquiring Fund shall take any action or cause any action to be taken (including without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Pepper Hamilton LLP to render the tax opinion contemplated in this Agreement.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

      The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

      6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by TFGT's President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      7.1 All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by TIFT's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

      7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of TIFT.

                                  ARTICLE VIII

          FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
                            FUND AND THE SELLING FUND

      If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

      8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of TIFT's Agreement and Declaration of Trust, By-Laws, the 1940 Act and other applicable law and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund or the Selling Fund may waive the conditions set forth in this paragraph 8.1.

      8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

      8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

      8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

      8.6 The Trust shall have received a favorable opinion of Pepper Hamilton LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, for federal income tax purposes:

            (a) The transfer of all of the Selling Fund assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

            (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

            (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

            (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

            (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such Shareholder immediately prior to the Closing, and the holding period of the Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefore were held by such Shareholder (provided the Selling Fund shares were held as capital assets on the date of the Closing).

            (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Closing, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

      No opinion will be expressed as to (1) any federal income tax consequences of the Reorganization except as expressly set forth above, (2) any tax consequences of any other transaction except those consummated in accordeance with this Agreement, (3) the tax consequences with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, (4) the tax consequences with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code, and (5) any foreign, state or local tax consequences of the Reorganization.

      Such opinion shall be based on customary assumptions, limitations and such representations as Pepper Hamilton LLP may reasonably request, and the Selling Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.6.

                                   ARTICLE IX

                                    EXPENSES

      9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Touchstone Advisors, Inc. and Mazama Capital Management, Inc., the investment advisor and sub-advisor, respectively, to the Trusts. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are residents as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees;
(g) legal fees; and (h) solicitation costs of the transaction.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

      10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

      11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

            (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

            (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

      11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Selling Fund, the Trust, or its Trustees or officers, to the other party, but Touchstone Advisors, Inc. and Mazama Capital Management, Inc. shall bear the expenses incurred by them incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

                                   ARTICLE XII

                                   AMENDMENTS

      12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trusts; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

      13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

      13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

      13.5 With respect to the Trusts, the names used herein refer respectively to the two trusts created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Trusts. The obligations of the Trusts entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trusts, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trusts personally, but bind only the trust property, and all persons dealing with the Selling Fund and the Acquiring Fund must look solely to the trust property belonging to the Selling Fund and the Acquiring Fund for the enforcement of any claims against the Selling Fund and the Acquiring Fund, respectively.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.



                                       TOUCHSTONE INSTITUTIONAL
                                       FUNDS TRUST ON BEHALF OF
                                       MAZAMA INSTITUTIONAL GROWTH
                                       FUND


                                       By:
                                          --------------------------------------

                                       Name:  Jill T. McGruder

                                       Title: President



                                       TOUCHSTONE FUNDS GROUP TRUST
                                       ON BEHALF OF MAZAMA GROWTH
                                       FUND


                                       By:
                                          --------------------------------------

                                       Name:  Jill T. McGruder

                                       Title: President


                                       For purposes of 9.1 and 11.2 only:

                                       MAZAMA CAPITAL MANAGEMENT, INC.


                                       By:
                                          --------------------------------------

                                       Name:

                                       Title:

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 5, 2010

                            Acquisition of Assets of

                   TOUCHSTONE MAZAMA INSTITUTIONAL GROWTH FUND
                                  TICKER: TMIGX

                                   a series of

                      TOUCHSTONE INSTITUTIONAL FUNDS TRUST
                            303 Broadway, Suite 1100
                             Cincinnati, Ohio 45202
                                 (800) 543-0407

                        By and In Exchange For Shares of

                          TOUCHSTONE MAZAMA GROWTH FUND
                                 TICKER: _______

                                   a series of

                          TOUCHSTONE FUNDS GROUP TRUST
                            303 Broadway, Suite 1100
                             Cincinnati, Ohio 45202
                                 (800) 543-0407

      This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated May 5, 2010, relating specifically to the proposed transfer of the assets and liabilities of Touchstone Mazama Institutional Growth Fund, a series of Touchstone Institutional Funds Trust, to Touchstone Mazama Growth Fund, a series of Touchstone Funds Group Trust, in exchange for shares of beneficial interest of Touchstone Mazama Growth Fund (to be issued to holders of shares of Touchstone Mazama Institutional Growth Fund). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This SAI consists of this cover page and the following documents attached hereto and incorporated by reference herein:

      (1) The Statement of Additional Information of Touchstone Institutional Funds Trust dated April 30, 2009 (previously filed on EDGAR, Accession No. 0001144204-09-023180); and

      (2) Annual Report of Touchstone Institutional Funds Trust, for the year ended December 31, 2009 (previously filed on EDGAR, Accession No. 0001144204-10-012362)

A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to Touchstone Institutional Funds Trust at the telephone number or address set forth above.

Pro Forma Financial Statements

Pro Forma financial information has not been prepared for the Reorganization because Mazama Institutional is being reorganized into a newly organized series with no assets and liabilities that will commence investment operations upon completion of the Reorganization and continue the operations of Mazama Institutional. Mazama Growth will adopt the financial statements and financial history of Mazama Institutional upon the consummation of the Reorganization.

                                TABLE OF CONTENTS


THE TRUST.....................................................................

PERMITTED INVESTMENTS AND RISK FACTORS........................................

INVESTMENT LIMITATIONS........................................................

THE ADVISOR...................................................................

THE ADMINISTRATOR.............................................................

DISTRIBUTION AND SHAREHOLDER SERVICES.........................................

TRUSTEES AND OFFICERS OF THE TRUST............................................

PURCHASE AND REDEMPTION OF SHARES.............................................

DETERMINATION OF NET ASSET VALUE..............................................

TAXES.........................................................................

PORTFOLIO TRANSACTIONS........................................................

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................

VOTING........................................................................

DESCRIPTION OF SHARES.........................................................

SHAREHOLDER LIABILITY.........................................................

LIMITATION OF TRUSTEES' LIABILITY.............................................

CODE OF ETHICS................................................................

PROXY VOTING..................................................................

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS....................................

CUSTODIAN.....................................................................

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................

LEGAL COUNSEL.................................................................

FINANCIAL STATEMENTS..........................................................

APPENDIX A - DESCRIPTION OF CORPORATE BOND RATINGS...........................A-1
APPENDIX B - PROXY VOTING POLICIES...........................................B-1

THE TRUST

This SAI relates only to the Touchstone Intermediate Fixed Income Fund ("Intermediate Fixed Income Fund") (formerly Touchstone Clover Core Fixed Income Fund and Constellation Clover Core Fixed Income Fund), Touchstone Ultra Short Duration Fixed Income Fund ("Ultra Short Duration Fixed Income Fund") (formerly Constellation Chartwell Ultra Short Duration Fixed Income Fund), Touchstone Short Duration Fixed Income Fund ("Short Duration Fixed Income Fund") (formerly Constellation Chartwell Short Duration Fixed Income Fund), Touchstone Sands Capital Select Growth Fund ("Sands Capital Select Growth Fund") (formerly Constellation Sands Capital Select Growth Fund), Touchstone Mid Cap Fund ("Mid Cap Fund") (formerly Constellation TIP Mid Cap Fund), Touchstone Healthcare and Biotechnology Fund ("Healthcare and Biotechnology Fund") (formerly TIP Healthcare and Biotechnology Fund), Touchstone Small Cap Value Opportunities Fund ("Small Cap Value Opportunities Fund") (formerly Constellation TIP Small Cap Value Opportunities Fund), Touchstone Premium Yield Equity Fund ("Premium Yield Equity Fund"), Touchstone International Growth Fund ("International Growth Fund"), Touchstone Capital Appreciation Fund ("Capital Appreciation Fund"), Touchstone Core Plus Fixed Income Fund ("Core Plus Fixed Income Fund"), Touchstone Emerging Markets Equity Fund ("Emerging Markets Equity Fund"), Touchstone Global Equity Fund ("Global Equity Fund"), Touchstone Global Real Estate Fund ("Global Real Estate Fund"), Touchstone International Fixed Income Fund ("International Fixed Income Fund"), Touchstone Large Cap Relative Value Fund ("Large Cap Relative Value Fund"), Touchstone Market Neutral Equity Fund ("Market Neutral Equity Fund") (formerly Long/Short Equity Fund), Touchstone Mid Cap Value Fund ("Mid Cap Value Fund"), Touchstone Small Cap Core Fund ("Small Cap Core Fund"), Touchstone Focused Equity Fund ("Focused Equity Fund") and Touchstone Mazama Growth Fund ("Mazama Growth Fund"). Each Fund is a separate series of the Touchstone Funds Group Trust (formerly, Constellation Funds, formerly Alpha Select Funds) (the "Trust"), an open-end management investment company established as a Delaware statutory trust under an Agreement and Declaration of Trust dated October 25, 1993, as amended on March 24, 2004, and November 20, 2006 (the "Declaration of Trust"), which consists of both diversified and non-diversified Funds. All Funds are diversified except for the International Growth Fund, the Sands Capital Select Growth Fund, the Healthcare and Biotechnology Fund, the Global Real Estate Fund, the Small Cap Core Fund, the International Fixed Income Fund and the Focused Equity Fund. Prior to November 20, 2006, the name of the Trust was Constellation Funds. Effective November 20, 2006, the Trust's name changed to Touchstone Funds Group Trust. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of funds. Each Fund is a separate mutual fund and each share of each Fund represents an equal proportionate interest in that Fund.

The Trust offers five separate classes of shares: Class A, Class C, Class Z, Class Y and Institutional shares. The shares of a Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that: (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or
no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

The Trust's Funds and Classes thereof that are currently offered are listed below:

---------------------------------------------------------------------------------------------------------------------------------
FUNDS                                                              CLASS      CLASS       CLASS      CLASS      INSTITUTIONAL
                                                                     A          C           Y          Z           SHARES
---------------------------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund                                    x          x
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund                                                                     x
---------------------------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund                                                                                       x
---------------------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund                                                                 x
---------------------------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund                                                            x          x
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                                                         x          x           x          x
---------------------------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund                                                            x          x
---------------------------------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund                                            x          x           x
---------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                                            x          x           x
---------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                                            x          x           x                        x
---------------------------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Fund                                          x          x           x                        x
---------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity Fund                                         x          x           x                        x
---------------------------------------------------------------------------------------------------------------------------------
Global Equity Fund                                                   x          x           x                        x
---------------------------------------------------------------------------------------------------------------------------------
Global Real Estate Fund                                              x          x           x                        x
---------------------------------------------------------------------------------------------------------------------------------
International Fixed Income Fund                                      x          x           x                        x
---------------------------------------------------------------------------------------------------------------------------------
Large Cap Relative Value Fund                                        x          x           x                        x
---------------------------------------------------------------------------------------------------------------------------------
Market Neutral Equity Fund                                           x          x           x
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                                                   x          x           x                        x
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund                                                  x          x           x                        x
---------------------------------------------------------------------------------------------------------------------------------
Focused Equity Fund                                                  x          x           x                        x
---------------------------------------------------------------------------------------------------------------------------------
Mazama Growth Fund                                                   x          x           x                        x
---------------------------------------------------------------------------------------------------------------------------------

Effective as of the close of business on May 7, 2004, the Intermediate Fixed Income Fund, Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund, Small Cap Value Opportunities Fund and Healthcare and Biotechnology Fund acquired all of the assets and liabilities of the Turner Funds', which include Turner Core Value Fund, Turner Small Cap Value Fund, Turner Core Fixed Income Fund, Turner Ultra Short Duration Fixed Income Fund, Turner Short Duration Fixed Income Fund, Turner Small Cap Value Opportunities Fund and Turner Healthcare and Biotechnology Fund (each a "Constellation Turner Fund"), respectively. Performance information relating to an aforementioned Fund presented prior to May 7, 2004 refers to the Fund's performance as a predecessor Constellation Turner Fund.

Effective as of the close of business on July 30, 2004, the Sands Capital Select Growth Fund acquired all of the assets and liabilities of the Pitcairn Select Growth Fund. Performance information relating to an aforementioned Fund presented prior to July 30, 2004 refers to the Fund's performance as the Pitcairn Select Growth Fund.

Effective as of the close of business on April 14, 2005, the Mid Cap Fund acquired all of the assets and liabilities of the Constellation Institutional Portfolios' Midcap Core Portfolio (the "predecessor CIP Midcap Core Portfolio"). Performance information presented prior to April 15, 2005 refers to the Fund's performance as the predecessor CIP Midcap Core Portfolio.

Effective as of the close of business on September 27, 2008, the International Growth Fund acquired all of the assets and liabilities of the Navellier International Growth Portfolio (the "predecessor Navellier International Portfolio"). Performance information presented prior to September 27, 2008 refers to the Fund's performance as the predecessor Navellier International Portfolio. Navellier & Associates, Inc. remained as the sub-advisor after this reorganization.

From the Healthcare and Biotechnology Fund's inception on February 28, 2001 until May 7, 2004, the Fund operated as the Turner Healthcare & Biotechnology Fund, a portfolio of the Turner Funds and was advised by TIP. On May 7, 2004, the Turner Healthcare & Biotechnology Fund was reorganized into the Constellation TIP Healthcare & Biotechnology Fund. On November 20, 2006 the Constellation TIP Healthcare & Biotechnology Fund was renamed the Touchstone Healthcare and Biotechnology Fund. Turner Investment Partners, Inc. remained the sub-advisor after this name change.

From the Mid Cap Fund's inception on January 2, 2003 until April 14, 2005, the Fund operated as the Midcap Core Portfolio, a separate series of Constellation Institutional Portfolios. TIP served as the Midcap Core Portfolio's investment advisor from January 2, 2003 until March 1, 2004, and as the Midcap Core Portfolio's investment sub-advisor with day-to-day portfolio management responsibility from March 1, 2004 until April 14, 2005. On April 14, 2005, the Midcap Core Portfolio was reorganized into the Constellation TIP Mid Cap Fund. On November 20, 2006, the Constellation TIP Mid Cap Fund was renamed the Touchstone Mid Cap Fund. TIP remained as the sub-advisor after these changes. On February 2, 2009, the Fund's Y Shares were renamed the Institutional shares. On January 28, 2010, the Institutional shares were renamed the Y shares.

From the Sands Capital Select Growth Fund's inception on August 11, 2000 until August 1, 2004, the Fund operated as the Pitcairn Select Growth Fund and was managed by Sands Capital. On August 1, 2004, the Pitcairn Select Growth Fund was reorganized into the Constellation Sands Capital Select Growth Fund. On November 20, 2006 the Constellation Sands Capital Select Growth Fund was renamed the Touchstone Sands Capital Select Growth Fund. Sands Capital remained as the sub-advisor after the change.

From the Short Duration Fixed Income Fund's inception on March 1, 1994 until July 1, 1999, the Fund operated as the Alpha Select Short Duration Government Funds - Three Year Portfolio. On July 1, 1999, the Fund converted to the TIP Funds (now Turner Funds) Turner Short Duration Government Funds - Three Year Portfolio, and later the Turner Short Duration Fixed Income Fund. On May 7, 2004, the Turner Short Duration Fixed Income Fund was reorganized into the Constellation Chartwell Short Duration Fixed Income Fund. On November 20, 2006 the Constellation Chartwell Short Duration Fixed Income Fund was renamed the Touchstone Short Duration Fixed Income Fund. In February 2009 the Fund replaced its previous sub-advisor with Longfellow Investment Management Co.

From the Intermediate Fixed Income Fund's inception on December 6, 1991 until May 1, 2001, the Fund operated as the Clover Fixed Income Fund and was advised by Clover Capital Management, Inc. On May 1, 2001, the shareholders of the Clover Fixed Income Fund voted to approve Turner Investment Partners, Inc. as the Fund's investment advisor and Clover Capital Management, Inc. as the sub-advisor, and from that date until May 7, 2004, the Fund operated as the Turner Core Fixed Income Fund. On May 7, 2004, the Turner Core Fixed Income Fund was reorganized into the Constellation Clover Core Fixed Income Fund. On November 20, 2006 the Constellation Clover Core Fixed Income Fund was renamed the Touchstone Clover Core Fixed Income Fund. Clover Capital Management, Inc. remained as the sub-advisor after the change. On December 1, 2008, Federated Investors, Inc. acquired Clover Capital Management, Inc. On April 22, 2009, Milne LLC d/b/a JKMilne Asset Management became sub-advisor to the Fund and the Fund was renamed the Touchstone Intermediate Fixed Income Fund. Prior to April 22, 2009, the Fund's Institutional Shares were named "Class I Shares."

From the Small Cap Value Opportunities Fund's inception on March 4, 2002 until May 7, 2004, the Fund operated as the Turner Small Cap Value Opportunities Fund, a portfolio of the Turner Funds and was advised by Turner Investment Management, LLC, a majority-owned subsidiary of TIP. On May 7, 2004, the Turner Small Cap Value Opportunities Fund was reorganized into the Constellation TIP Small Cap Value Opportunities Fund. Effective December 22, 2005, the Fund's name was changed to Constellation Small Cap Value Opportunities Fund. On November 20, 2006 the Constellation Small Cap Value Opportunities Fund was renamed the Touchstone Small Cap Value Opportunities Fund. Turner Investment Partners, Inc. and Diamond Hill Capital Management, Inc. remained as the sub-advisors to the Fund after the change. James Investment Research, Inc. became a Sub-Advisor to the Fund on June 20, 2007. Diamond Hill Capital Management, Inc. and James Investment Research, Inc. were removed as Sub-Advisors to the Fund on June 16, 2008.

From the Ultra Short Duration Fixed Income Fund's inception on March 1, 1994 until July 1, 1999, the Fund operated as the Alpha Select Short Duration Government Funds - One Year Portfolio. On July 1, 1999, the Fund converted to the TIP Funds (now Turner Funds) Turner Short Duration Government Funds - One Year Portfolio, and later the Turner Ultra Short Duration Fixed Income Fund. On May 7, 2004, the Turner Ultra Short Duration Fixed Income Fund was reorganized into the Constellation Chartwell Ultra Short Duration Fixed Income Fund. On November 20, 2006 the Constellation Chartwell Ultra Short Duration Fixed Income Fund was renamed the Touchstone Ultra Short Duration Fixed Income Fund. In October 2008, the Fund replaced its previous sub-advisor with Fort Washington Investment Advisors, Inc. The performance shown prior to October 2008 represents the performance of the previous sub-advisor.

Effective as of the close of business on ________, 2010, the Mazama Growth Fund acquired all of the assets and liabilities of the Touchstone Mazama Institutional Growth Fund (the "Predecessor Mazama Fund"). Performance information presented prior to ________, 2010 refers to the Fund's performance as the Predecessor Mazama Fund. Mazama Capital Management, Inc. remained as the sub-advisor after this reorganization.

PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund's principal strategy and principal risks are described in the Prospectuses. The following supplements the information contained in the Prospectuses concerning each Fund's principal strategy and principal risks. In addition, although not principal strategies of the Funds, the Funds may invest in other types of securities and engage in other investment practices as described in the Prospectuses or in this SAI. Unless otherwise indicated, each Fund is permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below consistent with the Fund's investment objectives, policies and strategies. The investment limitations below are considered to be non-fundamental policies which may be changed at any time by a vote of the Fund's Board of Trustees, unless designated as a "Fundamental" policy. In addition, any stated percentage limitations are measured at the time of the purchase of a security.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs as well as other "hybrid" forms of ADRs, including GDRs, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends interest and shareholder information regarding corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

The Intermediate Fixed Income Fund, Ultra Short Duration Fixed Income Fund and Short Duration Fixed Income Fund do not invest in ADRs. The Capital Appreciation Fund, Large Cap Relative Value Fund and Mid Cap Value Fund may invest up to 10% of their net assets in ADRs. The Focused Equity Fund may invest up to 35% of its net assets in ADRs.

BORROWING

Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates. The Funds have adopted fundamental limitations and certain of the Funds have also adopted non-fundamental limitations which restrict circumstances in which and degree to which the Funds can engage in borrowing. See the section entitled "Investment Limitations," below.

BUSINESS DEVELOPMENT COMPANIES

Business development companies ("BDCs") are a type of closed-end fund regulated under the Investment Company Act of 1940, as amended (the "1940 Act"). BDCs are publicly-traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising. BDCs are unique in that at least 70% of their investments must be made to private U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). BDCs have expenses associated with their operations. Accordingly, the Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based fees, charged by the BDCs in which it invests.

Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their net asset value. The Premium Yield Equity Fund and Focused Equity Fund may invest up to 10% of their net assets in BDCs.

CANADIAN INCOME TRUSTS

Canadian Income Trusts are a qualified income trust as designated by the Canada Revenue Agency that operates as a profit-seeking corporation. This type of income trust, which pays out all earnings to unit holders before paying taxes, is usually traded publicly on a securities exchange. Canadian income trusts enjoy special corporate tax privileges. The Premium Yield Equity Fund may invest up to 10% of its net assets in Canadian Income Trusts.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

The Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund and Intermediate Fixed Income Fund do not invest in convertible securities.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options on securities (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., collateralized mortgage obligations ("CMOs")), real estate mortgage investment conduits ("REMICs"), interest-only ("IOs") and principal-only ("POs"), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., receipts and separately traded registered interested and principal securities ("STRIPs")), privately issued stripped securities (e.g., TGRs, TRs, and CATs). These various instruments are discussed later in this section.

The Intermediate Fixed Income Fund may invest in mortgage-backed securities, variable and floating rate securities, REMICs, when issued securities and forward commitments, stripped U.S. Treasury securities and privately issued stripped securities, but not in other derivatives discussed above.

EQUITY-LINKED WARRANTS

Equity linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

EUROBONDS

A Eurobond is a bond denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars (U.S. dollars held in banks outside of the United States), they may pay principal and interest in other currencies.

EXCHANGE TRADED FUNDS

Exchange traded funds ("ETFs") represent shares of ownership in either mutual funds, unit investment trusts, or depositary receipts that hold portfolios of common stocks which closely track the performance and dividend yield of specific indices, either broad market, sector or international. ETFs allow an investor to buy or sell an entire portfolio of stocks in a single security which is priced and can be bought and sold throughout the trading day. A Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market, or while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees and other fees and expenses that are incurred directly by the Fund that increase their costs versus the costs of owning the underlying securities directly. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

For hedging or other purposes, each Fund may invest in ETFs that seek to track the composition and/or performance of specific indices or portions of specific indices. Certain ETFs are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs(R), Select Sector SPDRs(R), DIAMONDS(SM), NASDAQ 100 Shares, and iShares.

ETFs are considered investment companies under the 1940 Act. Ordinarily, investments in ETFs are subject to the limitations on investments in other investment companies, as described in the section entitled "Investment Company Shares". However, pursuant to an order issued by the SEC to the iShares Funds and the iShares Trust, and procedures approved by the Board of Trustees, each Fund, except the predecessor Constellation Turner Funds and Mid Cap Fund may invest in iShares ETFs in excess of the limits presented by the 1940 Act, provided that the Fund invests in ETFs and other short-term investments pursuant to the policies and procedures adopted by the Board of Trustees and otherwise complies with the conditions of the SEC exemptive order, as it may be amended, and any other applicable investment limitations. See also "Investment Company Shares."

FOREIGN CURRENCY RISK

While the Funds net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are: (1) It may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;
(4) There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Funds also may invest in foreign currency futures and in options on currencies. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency.

By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Also, when a Fund's portfolio manager anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward foreign currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars. A Fund will place assets in a segregated account or otherwise earmark assets as cover to assure that its obligations under forward foreign currency contracts are covered.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian or otherwise earmark assets as cover. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

The Intermediate Fixed Income Fund and the Core Plus Fixed Income Fund will not invest in futures contracts and options on futures contracts.

ILLIQUID SECURITIES

Subject to the limitations in the 1940 Act, the Funds may invest in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, the Fund typically determines the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board of Trustees. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In addition, the Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Funds' capital appreciation potential. To the extent these investments are deemed illiquid, the Funds' investment in them will be consistent with their applicable restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Funds' Advisor and/or Sub-Advisors based on criteria approved by the Board of Trustees.

INITIAL PUBLIC OFFERINGS ("IPOS")

Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, a Fund's Advisor and/or Sub-Advisors will often purchase IPO shares that would qualify as a permissible investment for a Fund but will, instead, decide to allocate those IPO purchases to other funds they advise. Any such allocation will be done on a non-discriminatory basis. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares of an IPO, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.


Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

INVESTMENT COMPANY SHARES

Such investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. The 1940 Act limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund's total assets would be invested in the aggregate in all investment companies. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

The Advisor has received an exemptive order from the Securities and Exchange Commission ("SEC") that permits the funds it manages to invest their uninvested cash or cash collateral in one or more affiliated money market funds. Each Fund (subject to its investment limitations) may invest up to 25% of its total assets in affiliated money market funds.

See also "Investment Limitations" and "Exchange Traded Funds."

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal amount of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

Because the SEC staff believes that, among other transactions, reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage. The requirement that such transactions be fully collateralized by assets segregated by the Funds' custodian or otherwise subject to "covering" techniques imposes a practical limit on the leverage these transactions create. The Short Duration Fixed Income Fund will not use leverage if, as a result, the effective duration of its portfolio would not be between one and three years.

LOWER-RATED SECURITIES

The Funds, except for the Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund and Intermediate Fixed Income Fund, may invest in lower-rated bonds commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a nationally recognized statistical rating organization (NRSRO). Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund. Lower-rated or unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high-yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund's net asset value.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

Growth of High-Yield, High-Risk Bond Market: The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes: Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations: High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund's rate of return.

Taxes: A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code even though the Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by a Fund in a taxable year is not represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications. See "Taxation of the Funds".

The Core Plus Fixed Income Fund and International Fixed Income Fund may invest up to 20% of their net assets in lower-rated securities.

MASTER LIMITED PARTNERSHIPS

Master limited partnerships ("MLPs") are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. Generally speaking, MLP investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of "floating" rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions. To the extent that an MLP's interests are all in a particular industry, the MLP will, accordingly, be negatively impacted by economic events impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

The Large Cap Relative Value Fund may invest up to 10% of net assets in MLPs.

MICRO CAP SECURITIES. The Funds may invest in companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro cap companies. Micro cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Micro cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers. Micro cap companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. In addition, micro cap companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers.

The Focused Equity Fund may invest up to 20% of its net assets in micro cap securities.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They include: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Asset-Backed Securities

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Covered bonds are a type of asset backed security that is created from public sector loans or mortgage loans where the security is backed by a separate group of loans. Covered bonds typically carry a 2 to10 year maturity rate and enjoy relatively high credit ratings, depending on the quality of the pool of loans backing the bond. The International Fixed Income Fund may invest up to 10% of its net assets in foreign covered bonds.

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Government National Mortgage Association (GNMA)) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund's mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Consequently, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Government Pass-Through Securities

Government Pass-Through Securities are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and Freddie Mac. GNMA, Fannie Mae and Freddie Mac guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. Freddie Mac generally guarantees only the ultimate collection of principal of the underlying mortgage loan. Certain federal agencies, such as the GNMA, have been established as instrumentalities of the United States government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities). Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "GNMAs") that are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PC's"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship overseen by the Federal Housing Finance Agency (FHFA). In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to Fannie Mae and Freddie Mac. First, the U.S. Treasury has entered into Senior Preferred Stock Purchase Agreements under which, if the FHFA determines that Fannie Mae's or Freddie Mac's liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute up to $100 billion in funds to that company in an amount equal to the difference between such liabilities and assets. Second, the U.S. Treasury established a new secured lending credit facility that is available to Fannie Mae and Freddie Mac until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage-backed securities, which ended in December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful.

REMICS

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. The Core Plus Fixed Income Fund may invest up to 10% of its net assets in REMICs.

CMOs

A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as "sequential pay" CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full. The Core Plus Fixed Income Fund may invest up to 10% of its net assets in CMOs.

Commercial Mortgage-Backed Securities

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. The Core Plus Fixed Income Fund may invest up to 15% of its net assets in Commercial Mortgage-Backed Securities.

Mortgage Dollar Rolls

Mortgage "dollar rolls" are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, a Fund will place U.S. government or other liquid securities in a segregated account or otherwise earmark assets as cover in an amount sufficient to cover its repurchase obligation. The Core Plus Fixed Income Fund may invest up to 45% of its net assets in mortgage dollar rolls.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currencies written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put or otherwise earmark assets as cover.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund's portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

The Intermediate Fixed Income Fund and Core Plus Fixed Income Fund will not invest in options. The Emerging Markets Equity Fund and Mid Cap Value Fund may invest in options for hedging purposes only. The International Fixed Income Fund may not write options.

ORDINARY SHARES

Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. Ordinary shares may be purchased with and sold for U.S. Dollars. Investing in foreign companies may involve risks not typically associated with investing in United States companies. See "Securities of Foreign Issuers."

PAY-IN-KIND BONDS

Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

The Core Plus Fixed Income Fund may invest up to 5% of its net assets in pay-in-kind bonds.

PREFERRED STOCK

Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

The Core Plus Fixed Income Fund and Mid Cap Value Fund may invest up to 10% of their net assets in preferred stock.

PRIVATELY-PLACED SECURITIES

The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

PRIVATIZATION

Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

RECEIPTS

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REITS

The Funds may invest in REITs, which pool investors' money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

The Capital Appreciation Fund, Large Cap Relative Value Fund, Market Neutral Equity Fund and Mid Cap Value Fund may invest up to 10% of their net assets in REITs. The Global Equity Fund may invest up to 20% of its net assets in REITs. The Emerging Markets Equity Fund and Focused Equity Fund may invest up to 25% of their net assets in REITs.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (Touchstone Advisors monitors compliance with this requirement). In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

The Ultra Short Duration Fixed Income Fund may invest in repurchase agreements as part of its principal investment strategy as more fully described in the Prospectus.

REVERSE REPURCHASE AGREEMENT, DOLLAR ROLL AND REVERSE DOLLAR ROLL TRANSACTIONS

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. Reverse repurchase agreements are considered borrowing by the Fund and are subject to the Fund's limitations on borrowing. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. A reverse dollar roll transaction involves a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements, dollar roll and reverse dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement, dollar roll or reverse dollar roll transaction by segregating or otherwise earmarking cash or other liquid securities.

The Core Plus Fixed Income Fund may invest up to 5% of its net assets in reverse repurchase agreements.

ROYALTY TRUSTS

Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Premium Yield Equity Fund may invest up to 10% of its net assets in royalty trusts.

The Large Cap Relative Value Fund may invest up to 10% of its net assets in royalty trusts.

RULE 144A SECURITIES

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"). Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the liquidity of Rule 144A securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees. The Mid Cap Fund may not purchase Rule 144A securities. The Core Plus Fixed Income Fund may invest up to 25% of its net assets in Rule 144A securities. The Emerging Markets Equity Fund, International Fixed Income Fund and Focused Equity Fund may invest up to 10% of their net assets in Rule 144A securities.

SECURITIES LENDING

In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by each Fund. All collateral must equal at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. In addition, cash collateral invested by the lending Fund is subject to investment risk and the Fund may experience losses with respect to its collateral investments. The SEC currently requires that the following conditions must be met whenever the Fund's portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.

The Intermediate Fixed Income Fund will not lend its securities.

SECURITIES OF FOREIGN ISSUERS

The Funds may invest in securities of foreign issuers and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies.

The International Growth Fund, Emerging Markets Equity Fund, Global Equity Fund, Global Real Estate Fund and International Fixed Income Fund invest in securities of foreign issuers as part of their principal investment strategy as more fully described in the Prospectus. The Capital Appreciation Fund, Large Cap Relative Value Fund and Mid Cap Value Fund may invest up to 10% of their net assets in foreign securities. The Focused Equity Fund may invest up to 35% of its net assets in foreign securities. The Core Plus Fixed Income Fund may invest up to 50% of its net assets in securities of foreign issuers of which up to 20% may be denominated in a foreign currency.

Emerging Market Securities

Emerging market countries are generally countries that are included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index, or otherwise excluded from the MSCI World Index. As of December 31, 2009, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The country composition of the MSCI Emerging Markets Index and the MSCI World Index can change over time. In addition, emerging market countries include those that are considered by the Advisor or Sub-Advisor to have an economy and financial system comparable to countries included in the MSCI Emerging Markets Index; or whose economic activity and capital markets are dependent on emerging market countries. Examples include Hong Kong and Singapore. When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that (i) is organized under the laws of an emerging market country, (ii) maintains its principal place of business in an emerging market country, (iii) has its principal trading market for its securities in an emerging market country, (iv) derives at least 50% of its revenues or profits from operations within emerging market countries, or has at least 50% of its assets located in emerging market countries.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as
(i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund's acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

The International Growth Fund, Global Equity Fund and Focused Equity Fund may invest up to 20% of their net assets in emerging market securities. The Capital Appreciation Fund and Mid Cap Value Fund may invest up to 10% of their net assets in ADRs of emerging market issuers. The Core Plus Fixed Income Fund may invest up to 10% of its net assets in investment grade emerging market debt securities and up to 10% of its net assets in non-investment grade emerging market debt securities. The International Fixed Income Fund may invest up to 10% of its net assets in emerging market debt securities.

The Emerging Markets Equity Fund may also invest up to 20% of its net assets in participatory notes (commonly known as P-notes), which are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying Indian securities listed on the Indian bourses. These securities are not registered with the Securities and Exchange Board of India. Participatory notes are similar to ADRs and the risks of investing in participatory notes are similar to those discussed above with respect to securities of foreign issuers in general.

SHORT SALES

In a short sale, a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest, which accrue during the period of the loan.

A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is otherwise "covered," whether by placing assets in a segregated account or otherwise earmarking assets as cover in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short, or otherwise. Any Fund that engages in short sales will comply with these requirements.

The Market Neutral Equity Fund may maintain open short equity positions in an amount equal to 100% of the market value of its long equity portfolio.

SOVEREIGN DEBT

The cost of servicing sovereign debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

TIME DEPOSITS

Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

TEMPORARY INVESTMENTS

Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

U.S. GOVERNMENT SECURITIES

U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of Fannie Mae; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

U.S. Government securities also include securities guaranteed by the Federal Deposit Insurance Corporation ("FDIC") under its Temporary Liquidity Guarantee Program. Under the Temporary Liquidity Guarantee Program, the FDIC guarantees, with the full faith and credit of the United States, the payment of principal and interest on the debt issued by private entities through the earlier of the maturity date of the debt or June 30, 2012.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities ("STRIPS") and coupons under book entry safekeeping ("CUBES"). They also include Treasury inflation-protection securities ("TIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS AND RIGHTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period. Subscription rights normally have a short life span to expiration. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants' and rights' expiration. Also, the purchase of warrants and/or rights involves the risk that the effective price paid for the warrants and/or rights added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

The Focused Equity Fund may invest 5% of its net assets in warrants and rights.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring the securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

YANKEE OBLIGATIONS

Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Yankee obligations, as obligations of foreign issuers, are subject to the same types of risks discussed above in "Foreign Securities".

The Yankee obligations selected for the Funds will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES

Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "income" annually. Because a Fund will distribute its "income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. In the event of adverse market conditions, zero coupon securities may be subject to greater fluctuations in value and may be less liquid than comparably rated securities paying cash interest at regular interest payment periods.

Corporate or municipal zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate and municipal zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less. Except for the limitations on illiquid securities and bank borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy.

The Intermediate Fixed Income Fund, Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund, Small Cap Value Opportunities Fund, and Healthcare and Biotechnology Fund may not, except as otherwise provided below:

1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or
      (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This does not apply to the Healthcare and Biotechnology Fund.

2. Invest more than 25% of the Fund's assets in securities issued by companies in a single industry or related group of industries. This limitation does not apply to the Healthcare and Biotechnology Fund (which invests 25% or more of its assets in securities of issuers conducting their principal business activities in the healthcare and/or biotechnology industries). To that extent, the Healthcare and Biotechnology Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. The loans cannot exceed 33 1/3% of a Fund's assets. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.

      For example, at a minimum, the Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The Sands Capital Select Growth Fund, Premium Yield Equity Fund, and International Growth Fund may not:

1. Purchase any securities which would cause 25% or more of the net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

2. Borrow money from banks in an amount which exceeds 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

3. Purchase or sell real estate, although it may purchase or sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein (including REITs).

4. Purchase or sell physical commodities (which shall not, for purposes of this restriction, include currencies), or commodities contracts, except that each Fund may (i) purchase or sell marketable securities issued by companies which own or invest in commodities (including currencies), or commodities contracts; and (ii) enter into commodities and futures contracts relating to securities, currencies, indexes or any other financial instruments, such as financial futures contracts and options on such contracts.

5. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. The loans cannot exceed 33 1/3% of a Fund's assets. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.

      For example, at a minimum, the Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC, or SEC staff interpretation.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security or when selling its own shares.

8. The Premium Yield Equity Fund may not, with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities or cash items) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

The Mid Cap Fund may not:

1. Invest 25% or more of the value of its total assets in the securities (other than U.S. government securities) of issuers engaged in any single industry.

2. Issue senior securities representing stock, except to the extent permitted by the 1940 Act. In addition, the Fund will not issue senior securities representing indebtedness, except as otherwise permitted under the 1940 Act.

3. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

4. Make loans of money or securities to other persons, except through purchasing fixed income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

5. Purchase or sell physical commodities or commodity contracts, except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein.

7. Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption there from, as such statute, rules or regulations may be interpreted from time to time.

8. Borrow money except from banks and then in an amount which does not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

The Capital Appreciation Fund, Core Plus Fixed Income Fund, Emerging Markets Equity Fund, Global Equity Fund, Global Real Estate Fund, International Fixed Income Fund, Large Cap Relative Value Fund, Market Neutral Equity Fund, Mid Cap Value Fund, Small Cap Core Fund, Focused Equity Fund and Mazama Growth Fund may not:

1. DIVERSIFICATION. For each diversified fund only, the Funds may not purchase securities of an issuer that would cause the Funds to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. BORROWING MONEY. The Funds may not engage in borrowing except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

3. UNDERWRITING. The Funds may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4. LOANS. The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities,
      (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

5. REAL ESTATE. The Funds may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6. COMMODITIES. The Funds may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

7. CONCENTRATION OF INVESTMENTS. The Funds, except the Global Real Estate Fund, may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies in the same industry or group of industries. The Global Real Estate Fund will invest more than 25% of its total assets the real estate industry.

8. SENIOR SECURITIES. The Funds may not issue senior securities except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

      1. Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

      2. Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

      3. Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

      4. Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements that are collateralized fully; and (iii) engage in securities lending as described in its Statement of Additional Information.

      5. Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Intermediate Fixed Income Fund, the Ultra Short Duration Fixed Income Fund, the Short Duration Fixed Income Fund, the Sands Capital Select Growth Fund, the Mid Cap Fund, the Healthcare and Biotechnology Fund, the Small Cap Value Opportunities Fund, the Premium Yield Equity Fund and the International Growth Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of a Fund's assets) permitted by the fund's fundamental limitation on borrowing.

2. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% (or 10%, with respect to the Short Duration Fixed Income Fund and Ultra Short Duration Fixed Income Fund) of its net assets would be invested in illiquid securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the Securities Act of 1933 ("the 1933 Act") and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

4. The predecessor Constellation Turner Funds and Mid Cap Fund may not invest in companies for the purpose of exercising control.

5. The predecessor Constellation Turner Funds and Mid Cap Fund may not invest its assets in securities of any investment company, except as permitted by the 1940 Act.

6. The predecessor Constellation Turner Funds may not enter into futures contracts and options on futures contracts except as permitted by guidelines in the Funds' statement of additional information.

7. Make investments in securities when outstanding borrowings exceed 5% of the Fund's total assets.

The following investment policies are non-fundamental policies of the Intermediate Fixed Income Fund, the Ultra Short Duration Fixed Income Fund, the Short Duration Fixed Income Fund, the Sands Capital Select Growth Fund, the Mid Cap Fund, the Healthcare and Biotechnology Fund, the Small Cap Value Opportunities Fund, the Premium Yield Equity Fund and the International Growth Fund and may be changed with respect to a Fund by the Board of Trustees without shareholder approval.

1. Each Fund may purchase securities on a when-issued basis and borrow money (borrowing money is permitted by the Funds' fundamental limitation on borrowing). The Intermediate Income Fund will not invest in when-issued securities.

2. Each Fund, except the Intermediate Fixed Income Fund, may enter into futures and options transactions.

3. Each Fund may hold up to 15% (10% for the Short Duration Fixed Income Fund and Ultra Short Duration Fixed Income Fund) of its net assets in illiquid securities.

4. Each Fund, except the Short Duration Fixed Income Fund, Ultra Short Duration Fixed Income Fund and Intermediate Fixed Income Fund, may purchase convertible securities.

5. Each Fund may enter into repurchase agreements not to exceed 33 1/3% of a Fund's assets.

6. Each Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

7. Each Fund, except for the Mid Cap Fund, may purchase Rule 144A securities and other restricted securities.

8. Each Fund may purchase obligations of supranational entities in an amount totaling less than 25% of the Fund's total assets.

9. Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

THE ADVISOR

Touchstone Advisors, Inc. (the "Advisor"), is the Funds' investment advisor under the terms of an advisory agreement (the "Advisory Agreement") dated March 1, 2006. Under the Advisory Agreement, the Advisor continuously reviews, supervises and administers the Funds' investment program, subject to the supervision of, and policies established by, the Board of Trustees of the Trust (the "Trustees"). The Advisor determines the appropriate allocation of assets to each Fund's sub-advisor(s) (the "Sub-Advisors").

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. Prior to March 1, 2006, the Trust's advisor was Constellation Investment Management Company, LP ("CIMCO").

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and, in either case, (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Advisor, or by the Advisor on 90 days' written notice to the Trust.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western - Southern Mutual Holding Company. Ms. Jill T. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor. Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

MANAGER OF MANAGER'S STRUCTURE

The Trust, on behalf of each Fund, seeks to achieve its investment goal by using a "manager of managers" structure. Under a manager of managers structure, the Advisor acts as investment adviser, subject to direction from and oversight by the Trustees, to allocate and reallocate the Fund's assets among Sub-Advisors, and to recommend that the Trustees hire, terminate or replace unaffiliated Sub-Advisors without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any fund in which the manager of managers approach is chosen.

For the fiscal years ended September 30, 2007, 2008 and 2009, the Trust paid advisory fees and received waivers and reimbursements as shown in the following table:

------------------------------------------------------------------------------------------------------------------------------------
                                                 ADVISORY FEES PAID
                                               (EXPENSES REIMBURSED)                                 ADVISORY FEES WAIVED
                               -----------------------------------------------------------------------------------------------------
FUND                                 2007               2008               2009             2007             2008             2009
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income           $91,543            $83,811           $111,119          $24,697          $55,243         $82,907
Fund
------------------------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed
Income Fund                        $390,257           $404,936           $295,784          $98,807         $205,930         $190,717
------------------------------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income
Fund                               $165,561           $132,307           $111,671          $56,515         $104,399         $97,457
------------------------------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology
Fund                               $500,196           $676,816           $456,120          $66,492         $127,367         $176,291
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value
Opportunities Fund                $2,175,657         $1,525,525          $791,470         $286,251         $382,767         $186,348
------------------------------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth
Fund                              $4,376,477         $5,322,750         $2,490,441        $246,159         $153,618         $298,538
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                      $2,470,376         $3,785,848         $1,558,659        $485,026         $661,074         $324,722
------------------------------------------------------------------------------------------------------------------------------------

The advisory fees for the Capital Appreciation Fund, Core Plus Fixed Income Fund, Emerging Markets Equity Fund, Global Equity Fund, Global Real Estate Fund, International Fixed Income Fund, Large Cap Relative Value Fund, Market Neutral Equity Fund, Mid Cap Value Fund, Small Cap Core Fund and Focused Equity Fund are not included because the Funds had not commenced operations prior to September 30, 2009.

For the period from its inception (December 3, 2007) through September 30, 2008, and the fiscal year ended September 30, 2009, the Premium Yield Equity Fund paid advisory fees and received waivers and reimbursements as shown in the following table:

------------------------------------------------------------------------------------------------------------------------------------
                                                 ADVISORY FEES PAID
                                               (EXPENSES REIMBURSED)                                 ADVISORY FEES WAIVED
                               -----------------------------------------------------------------------------------------------------
FUND                                 2008               2009                                 2008             2009
------------------------------------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund          $126,397           $119,246                             $72,299          $84,051
------------------------------------------------------------------------------------------------------------------------------------

For the fiscal year ended December 31, 2007, the period from January 1, 2008 through September 30, 2008, and the fiscal year ended September 30, 2009, the International Growth Fund paid advisory fees and received waivers and reimbursements as shown in the following table:


------------------------------------------------------------------------------------------------------------------------------------
                                                 ADVISORY FEES PAID
                                               (EXPENSES REIMBURSED)                                 ADVISORY FEES WAIVED
                               -----------------------------------------------------------------------------------------------------
FUND                                 2007               2008               2009             2007             2008             2009
------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund         ($147,383)*        $(152,134)*         $228,655            $0               $0            $124,781
------------------------------------------------------------------------------------------------------------------------------------

      * Reflects mount paid to Navellier & Associates, Inc. and Navellier Management, Inc. by the predecessor Navellier International Portfolio pursuant to an investment advisory agreement.

For the fiscal year ended December 31, 2008 and December 31, 2009, the Predecessor Mazama Fund paid the following unified management fees to the Advisor and received waivers and reimbursements as shown in the following table:

------------------------------------------------------------------------------------------------------------------------------------
                                                 ADVISORY FEES PAID
                                               (EXPENSES REIMBURSED)                                 ADVISORY FEES WAIVED
                               -----------------------------------------------------------------------------------------------------
FUND                                  2008               2009                                 2008             2009
------------------------------------------------------------------------------------------------------------------------------------
Mazama Growth Fund                  $125,853*             $
------------------------------------------------------------------------------------------------------------------------------------

      * Fees paid/expenses reimbursed from the commencement date of the Predecessor Mazama Fund (January 30, 2008) through December 31, 2008. Reflects amount paid to the Advisor by the Predecessor Mazama Fund pursuant to a Management Agreement.

For its services, the Advisor is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. The Advisor pays sub-advisory fees to each Sub-Advisor from its advisory fee.

------------------------------------------------------------------------------------------------------------------------------------
                          NAME OF FUND                                                    ANNUAL FEE RATE
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                                                                                   0.80%
------------------------------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund                                                              1.00%
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund                                                                 0.40%
------------------------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund                                                         0.25%
------------------------------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund                                                               0.25%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund                                                             0.95%
------------------------------------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund                                          0.70% on the first $100 million of assets; 0.65% on the value of assets above that amount
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                          NAME OF FUND                                                    ANNUAL FEE RATE
------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                                                                      0.90%
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                                          0.75% on first $25 million of assets; 0.70% next $225 million of assets; 0.65% on assets over $250 million
------------------------------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Fund                                          0.45% on first $100 million of assets; 0.425% on next $150 million of assets; 0.40% on assets over $250 million
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity Fund                                         1.10% on first $200 million of assets; 1.05% on next $200
                                                                        million of assets; 0.95% on assts over $400 million
------------------------------------------------------------------------------------------------------------------------------------
Global Equity Fund                                                    0.85% on first $50 million of assets; 0.80% on next $450
                                                                        million of assets; 0.75% on assets over $500 million
------------------------------------------------------------------------------------------------------------------------------------
Global Real Estate Fund                                                                        0.80%
------------------------------------------------------------------------------------------------------------------------------------
International Fixed Income Fund                                      0.55% on first $100 million of assets; 0.50% on next $150
                                                                        million of assets; 0.45% on assets over $250 million
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Relative Value Fund                                       0.70% on first $100 million of assets; 0.65% on assets over
                                                                                            $100 million
------------------------------------------------------------------------------------------------------------------------------------
Market Neutral Equity Fund                                                                     1.30%
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                                                   0.85% on first $100 million of assets; 0.80% on next $300
                                                                        million of assets; 0.75% on assets over $400 million
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund                                                                            0.85%
------------------------------------------------------------------------------------------------------------------------------------
Focused Equity Fund                                                  0.70% on first $100 million of assets; 0.65% on next $400
                                                                        million of assets; 0.60% on assets over $500 million
------------------------------------------------------------------------------------------------------------------------------------
Mazama Growth Fund                                                                             0.95%
------------------------------------------------------------------------------------------------------------------------------------

As described in the Prospectus, the Sands Capital Select Growth Fund is subject to base investment advisory fees that may be adjusted if the Fund outperforms or under-performs a stated benchmark. The "Highest/Lowest Possible Advisory Fee" column represents the maximum and minimum amount that the Advisor may receive pursuant to the performance fee under the Advisory Agreement. Set forth below is information about the advisory fee arrangements of the Sands Capital Select Growth Fund:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          HIGHEST /
                                                                                      BASE               ANNUAL            LOWEST
                                                                                    ADVISORY           ADJUSTMENT        POSSIBLE
       FUND                 BENCHMARK         REQUIRED EXCESS PERFORMANCE             FEE                 RATE         ADVISORY FEE
------------------------------------------------------------------------------------------------------------------------------------
Sands Capital Select       Russell 1000
Growth Fund                Growth Index                   +/- 2.50%                   0.85%            +/- 0.15%      1.00% / 0.70%
------------------------------------------------------------------------------------------------------------------------------------

Each Fund's advisory fee is accrued daily and paid monthly, based on the Fund's average net assets during the current month. The Sands Capital Select Growth Fund's performance adjustment is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month period that includes the most current month for which performance is available plus the previous 11 months. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of overperformance) or subtracted from (in the case of underperformance) to the Fund's base fee.

For example, assume that the Sands Capital Select Growth Fund's average net assets as of March 31 were $55,000,000, the average net assets of the Fund over the 12-month period ending March 31 was $50,000,000, and that it is not a leap year. The Fund's base fee for March is $39,705 ($55,000,000 x 0.85%, x 31/365).
If the Fund outperformed (or underperformed) the Russell 1000 Growth Index by less than 2.50% over this performance period, then there is no adjustment to the Fund's base fee. If the Fund outperformed (or underperformed) the Russell 1000 Growth Index by 2.50% or more over this performance period, then the Advisor's advisory fee would increase (or decrease) by a maximum of $6,370 ($50,000,000 x 0.15%, x 31/365).

Because the adjustment to the Sands Capital Select Growth Fund's base advisory fee is based upon the Fund's performance compared to the investment record of its stated benchmark, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective benchmark. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to relative performance over a longer or shorter period of time.

Pursuant to a Fee Waiver Agreement between the Advisor and the Trust, the Advisor has agreed to limit certain Funds net operating expenses ("Net Expenses") to the following levels. These expense limitations will remain in effect until at least January 27, 2011, except the Mazama Growth Fund which will remain in effect until at least January 27, 2012.

                                                                  CONTRACTUAL
                                                                     LIMIT
FUND                                                           ON "NET EXPENSES"
--------------------------------------------------------------------------------
Mid Cap Fund Class A                                                  1.21%
--------------------------------------------------------------------------------
Mid Cap Fund Class C                                                  1.96%
--------------------------------------------------------------------------------
Mid Cap Fund Class Y                                                  0.96%
--------------------------------------------------------------------------------
Mid Cap Fund Class Z                                                  1.21%
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund Class Z                            1.50%
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class A                             1.55%
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class C                             2.30%
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund Class Z                              0.74%
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund Class Y                              0.49%
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund Class Z                        0.69%
--------------------------------------------------------------------------------
Intermediate Fixed Income Fund Institutional Shares                   0.40%
--------------------------------------------------------------------------------
Premium Yield Equity Fund Class A                                     1.20%
--------------------------------------------------------------------------------
Premium Yield Equity Fund Class C                                     1.95%
--------------------------------------------------------------------------------
Premium Yield Equity Fund Class Y                                     0.95%
--------------------------------------------------------------------------------
International Growth Fund Class A                                     1.35%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Growth Fund Class C                                     2.10%
--------------------------------------------------------------------------------
International Growth Fund Class Y                                     1.10%
--------------------------------------------------------------------------------
Emerging Markets Equity Fund Class A                                  1.74%
--------------------------------------------------------------------------------
Emerging Markets Equity Fund Class C                                  2.49%
--------------------------------------------------------------------------------
Emerging Markets Equity Fund Class Y                                  1.49%
--------------------------------------------------------------------------------
Emerging Markets Equity Fund Institutional Shares                     1.34%
--------------------------------------------------------------------------------
Capital Appreciation Fund Class A                                     1.19%
--------------------------------------------------------------------------------
Capital Appreciation Fund Class C                                     1.94%
--------------------------------------------------------------------------------
Capital Appreciation Fund Class Y                                     0.94%
--------------------------------------------------------------------------------
Capital Appreciation Fund Institutional Shares                        0.79%
--------------------------------------------------------------------------------
Mid Cap Value Fund Class A                                            1.29%
--------------------------------------------------------------------------------
Mid Cap Value Fund Class C                                            2.04%
--------------------------------------------------------------------------------
Mid Cap Value Fund Class Y                                            1.04%
--------------------------------------------------------------------------------
Mid Cap Value Fund Institutional Shares                               0.89%
--------------------------------------------------------------------------------
Global Real Estate Fund Class A                                       1.39%
--------------------------------------------------------------------------------
Global Real Estate Fund Class C                                       2.14%
--------------------------------------------------------------------------------
Global Real Estate Fund Class Y                                       1.14%
--------------------------------------------------------------------------------
Global Real Estate Fund Institutional Shares                          0.99%
--------------------------------------------------------------------------------
Large Cap Relative Value Fund Class A                                 1.19%
--------------------------------------------------------------------------------
Large Cap Relative Value Fund Class C                                 1.94%
--------------------------------------------------------------------------------
Large Cap Relative Value Fund Class Y                                 0.94%
--------------------------------------------------------------------------------
Large Cap Relative Value Fund Institutional Shares                    0.79%
--------------------------------------------------------------------------------
Small Cap Core Fund Class A                                           1.34%
--------------------------------------------------------------------------------
Small Cap Core Fund Class C                                           2.09%
--------------------------------------------------------------------------------
Small Cap Core Fund Class Y                                           1.09%
--------------------------------------------------------------------------------
Small Cap Core Fund Institutional Shares                              0.94%
--------------------------------------------------------------------------------
Global Equity Fund Class A                                            1.34%
--------------------------------------------------------------------------------
Global Equity Fund Class C                                            2.09%
--------------------------------------------------------------------------------
Global Equity Fund Class Y                                            1.09%
--------------------------------------------------------------------------------
Global Equity Fund Institutional Shares                               0.94%
--------------------------------------------------------------------------------
Market Neutral Equity Fund Class A                                    1.75%
--------------------------------------------------------------------------------
Market Neutral Equity Fund Class C                                    2.50%
--------------------------------------------------------------------------------
Market Neutral Equity Fund Class Y                                    1.50%
--------------------------------------------------------------------------------
Core Plus Fixed Income Fund Class A                                   0.95%
--------------------------------------------------------------------------------
Core Plus Fixed Income Fund Class C                                   1.70%
--------------------------------------------------------------------------------
Core Plus Fixed Income Fund Class Y                                   0.70%
--------------------------------------------------------------------------------
Core Plus Fixed Income Fund Institutional Shares                      0.50%
--------------------------------------------------------------------------------
International Fixed Income Fund Class A                               1.09%
--------------------------------------------------------------------------------
International Fixed Income Fund Class C                               1.84%
--------------------------------------------------------------------------------
International Fixed Income Fund Class Y                               0.84%
--------------------------------------------------------------------------------
International Fixed Income Fund Institutional Shares                  0.69%
--------------------------------------------------------------------------------
Focused Equity Fund Class A                                           1.20%
--------------------------------------------------------------------------------
Focused Equity Fund Class C                                           1.95%
--------------------------------------------------------------------------------
Focused Equity Fund Class Y                                           0.95%
--------------------------------------------------------------------------------
Focused Equity Fund Institutional Shares                              0.80%
--------------------------------------------------------------------------------
Mazama Growth Fund Class A                                            1.38%
--------------------------------------------------------------------------------
Mazama Growth Fund Class C                                            2.13%
--------------------------------------------------------------------------------
Mazama Growth Fund Class Y                                            1.13%
--------------------------------------------------------------------------------
Mazama Growth Fund Institutional Shares                               0.98%
--------------------------------------------------------------------------------

Pursuant to a Fee Waiver Agreement between the Advisor and the Trust, the Advisor has agreed to limit the Sands Capital Select Growth Fund's other operating expenses ("Other Expenses") to the following levels. These expense limitations will remain in effect until at least January 27, 2011.

                                                              CONTRACTUAL LIMIT
FUND                                                         ON "OTHER EXPENSES"
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund Class Y                           0.25%
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund  Class Z                          0.25%
--------------------------------------------------------------------------------

THE SUB-ADVISORS

The Advisor has selected Sub-Advisors to manage all or a portion of a Fund's assets, which allocation is determined by the Advisor. The Sub-Advisors make the investment decisions for the Fund assets allocated to them, and continuously review, supervise and administer a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

Each Sub-Advisory Agreement provides that a Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For their respective services, the Sub-Advisors receive a fee from the Advisor. As described in the Prospectus, each Sub-Advisor receives sub-advisory fees with respect to each Fund that it sub-advises, except Sands Capital Management, LLC receives a base investment sub-advisory fee that may be adjusted if the Fund outperforms or under-performs its stated benchmark. Each Sub-Advisor's base fee with respect to each sub-advised Fund is accrued daily and paid monthly, based on the Fund's average net assets allocated to the Sub-Advisor during the current month.

MILNE LLC D/B/A JKMILNE ASSET MANAGEMENT
----------------------------------------
Milne LLC d/b/a JKMilne Asset Management ("JKMilne"), 1520 Royal Palm Square Blvd, Suite 210, Fort Myers, FL 33919, serves as investment sub-advisor to the Touchstone Intermediate Fixed Income Fund. JKMilne is independently owned. JKMilne is controlled by John K. Milne.

A portfolio management team consisting of John K. Milne, Deborah S. Wingerson and Brian D. Borneman manages the Intermediate Fixed Income Fund.

Other Accounts. As of September 30, 2009 Mr. Milne managed 0 other registered investment companies, 0 other pooled investment vehicles, and 25 other accounts with total assets of approximately $1.7 billion. With respect to such accounts, none of the accounts pay JKMilne a fee based upon the performance of the account.

As of September 30, 2009 Ms. Wingerson managed 0 other registered investment companies, 0 other pooled investment vehicles, and 25 other accounts with total assets of approximately $1.7 billion. With respect to such accounts, none of the accounts pay JKMilne a fee based upon the performance of the account.

As of September 30, 2009 Mr. Borneman managed 0 other registered investment companies, 0 other pooled investment vehicles, and 25 other accounts with total assets of approximately $1.7 billion. With respect to such accounts, none of the accounts pay JKMilne a fee based upon the performance of the account.

Conflicts. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). This would include the execution and allocation of investment opportunities. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, personal securities trading, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). JKMilne has adopted policies and procedures designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. JKMilne policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage and soft dollars. Additionally, JKMilne maintains a code of ethics that addresses rules on personal trading and insider information.

Compensation. Each portfolio manager is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is discretionary and based primarily on a portfolio manager's contribution to the client and firm goals.

Fund Ownership. As of September 30, 2009 Mr. Milne, Ms. Wingerson and Mr. Borneman did not own any shares of the Intermediate Fixed Income Fund.

FORT WASHINGTON INVESTMENT ADVISORS, INC.
-----------------------------------------
Fort Washington Investment Advisors, Inc. ("Fort Washington"), 303 Broadway, Suite 1200, Cincinnati, Ohio, 45202, serves as investment sub-advisor to the Ultra Short Duration Fixed Income Fund and Focused Equity Fund. Fort Washington is a wholly owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly owned subsidiary of Western-Southern Mutual Holding Company. Ms. McGruder may be deemed to be an affiliate of Fort Washington.

A core portfolio management team consisting of Scott D. Weston and Brent A. Miller, CFA, manages the Ultra Short Duration Fixed Income Fund. Even though each person has separate sector responsibilities, the team shares equally in the decision making and structuring process of the Funds.

James Wilhelm manages the Focused Equity Fund.

Other Accounts. As of September 30, 2009, Mr. Weston managed one registered investment company with approximately $112 million in total assets, one other pooled investment vehicle with total assets of approximately $61 million, and 34 other accounts with total assets of approximately $4.8 billion. With respect to such accounts, none of the accounts pay Fort Washington a fee based upon the performance of the account.

As of September 30, 2009, Mr. Miller managed one other registered investment company with approximately $112 million in total assets, one other pooled investment vehicle with total assets of approximately $61 million, and 34 other accounts with total assets of approximately $4.8 billion. With respect to such accounts, none of the accounts pay Fort Washington a fee based upon the performance of the account.

As of September 30, 2009, Mr. Wilhelm managed zero other registered investment companies, zero other pooled investment vehicles, and three other accounts with total assets of approximately $25.3 million. With respect to such accounts, none of the accounts pay Fort Washington a fee based upon the performance of the account.

Conflicts. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Funds). This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as allocation opportunities for performance based accounts. Fort Washington has adopted policies and procedures to address such conflicts.

Compensation. All of Fort Washington's portfolio managers receive a fixed base salary and annual performance bonuses. Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to the appropriate benchmark) of their respective asset category over a one-year and a three-year time horizon. Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients. Additionally, a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule.
 The structure includes long-term vesting provisions. The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm's President and approved by the Board of Directors.

Fund Ownership. There is no fund ownership information available for the Focused Equity Fund since the Fund had not commenced operations prior to September 30, 2009. The following table indicates for the Ultra Short Duration Fixed Income Fund, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2009:

-------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER             FUND                                             DOLLAR RANGE OF FUND SHARES OWNED
-------------------------------------------------------------------------------------------------------------------
Scott D. Weston               Ultra Short Duration Fixed Income Fund           None
-------------------------------------------------------------------------------------------------------------------
Brent A. Miller               Ultra Short Duration Fixed Income Fund           None
-------------------------------------------------------------------------------------------------------------------

TURNER INVESTMENT PARTNERS
--------------------------
Turner Investment Partners, Inc. ("Turner"), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, serves as sub-advisor for the Mid Cap, Healthcare and Biotechnology and Small Cap Value Opportunities Funds. Turner is a professional investment management firm founded in March 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner.

Other Accounts. Frank Sustersic, CFA, is the lead manager on the Healthcare and Biotechnology Fund and has primary responsibility for the management of the Fund. Heather McMeekin and Vijay Shankaran are co-managers on the Healthcare and Biotechnology Fund.

As of September 30, 2009, Mr. Sustersic managed 2 other registered investment companies with approximately $446 million in total assets, 4 other pooled investment vehicles with total assets of approximately $20 million and 9 other accounts with approximately $176 million in total assets. With respect to other pooled investment vehicles, 3 accounts with assets of approximately $20 million pays Turner a fee based upon the performance of the account. With respect to other accounts, 1 account with assets of approximately $9 million pays Turner a fee based upon the performance of the account.

As of September 30, 2009, Ms. McMeekin co-managed 5 other registered investment company accounts with approximately $751 million in total assets, 19 other pooled investment vehicles with total assets of approximately $127 million and 23 other accounts with approximately $640 million in total assets. With respect to other pooled investment vehicles, 3 accounts with assets of approximately $27 million pays Turner a fee based upon the performance of the account. With respect to other accounts, 1 account with assets of approximately $9 million pays Turner a fee based upon the performance of the account.

As of September 30, 2009, Mr. Shankaran co-managed 1 other registered investment company account with approximately $13 million in total assets, 6 other pooled investment vehicles with total assets of approximately $58 million and 4 other accounts with approximately $17 million in total assets. With respect to other pooled investment vehicles, 4 accounts with assets of approximately $43 million pays Turner a fee based upon the performance of the account. With respect to other accounts, 2 accounts with assets of approximately $12 million pays Turner a fee based upon the performance of the account.

Thomas DiBella, CFA, Steven Gold, CFA, and Joseph Krocheski are responsible for the management of the Mid Cap Fund with Mr. DiBella acting as lead manager. Mr. DiBella, Mr. Gold, David J. Brenia and Robert S. Clark are responsible for the management of the Small Cap Value Opportunities Fund with Mr. DiBella acting as lead manager.

As of September 30, 2009, Mr. DiBella co-managed 2 other registered investment companies with approximately $31 million in total assets, 18 other pooled investment vehicles with total assets of approximately $242 million and 29 other accounts with approximately $1.2 billion in total assets, none of which pay Turner a fee based upon the performance of the account.

As of September 30, 2009, Mr. Gold co-managed 2 registered investment companies with approximately $31 million in total assets, 18 other pooled investment vehicles with total assets of approximately $242 million and 28 other account with approximately $1.2 billion in total assets, none of which pay Turner a fee based upon the performance of the account.

As of September 30, 2009, Mr. Kroscheski co-managed 1 other registered investment company account with approximately $2 million in total assets, 9 other pooled investment vehicles with total assets of approximately $148 million and 7 other accounts with approximately $421 million in total assets, none of which pay Turner a fee based upon the performance of the account.

As of September 30, 2009, Mr. Brenia co-managed 0 other registered investment company accounts, 0 other pooled investment vehicles and 8 other accounts with approximately $233 million in total assets, none of which pay Turner a fee based upon the performance of the account.

As of September 30, 2009, Mr. Clark co-managed 0 other registered investment company accounts, 0 other pooled investment vehicles and 8 other accounts with approximately $233 million in total assets, none of which pay Turner a fee based upon the performance of the account.

Conflicts. As is typical for many money managers, potential conflicts of interest may arise relating to Turner's management of accounts where not all accounts are able to participate in a desired IPO, or other limited opportunity; Turner's use of soft dollars and other brokerage practices; the voting of proxies; employee personal securities trading; the side by side management of accounts with performance based fees and accounts with fixed fees; and a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

Compensation. Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner CFA, is responsible for setting base salaries, bonus targets and making all subjective judgments related to an investment professional's compensation.

Fund Ownership. The following table indicates for the Healthcare and Biotechnology, Mid Cap, and Small Cap Value Opportunities Funds, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2009.

---------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER             FUND                                             DOLLAR RANGE OF FUND SHARES OWNED
---------------------------------------------------------------------------------------------------------------------
Thomas DiBella                Small Cap Value Opportunities Fund               None
                              Mid Cap Fund                                     $100,001-$500,000
---------------------------------------------------------------------------------------------------------------------
Steven Gold                   Mid Cap Fund                                     None
                              Small Cap Value Opportunities Fund               None
---------------------------------------------------------------------------------------------------------------------
Frank Sustersic               Healthcare and Biotechnology Fund                $100,001-$500,000
---------------------------------------------------------------------------------------------------------------------
Heather McMeekin              Healthcare and Biotechnology Fund                $50,001-$100,000
---------------------------------------------------------------------------------------------------------------------
Vijay Shankaran               Healthcare and Biotechnology Fund                None
---------------------------------------------------------------------------------------------------------------------
Joseph Krocheski              Mid Cap Fund                                     None
---------------------------------------------------------------------------------------------------------------------
David J. Brenia               Small Cap Value Opportunities Fund               None
---------------------------------------------------------------------------------------------------------------------
Robert S. Clark               Small Cap Value Opportunities Fund               None
---------------------------------------------------------------------------------------------------------------------

SANDS CAPITAL MANAGEMENT
------------------------
Sands Capital Management, LLC ("Sands Capital Management"), located at 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209, serves as investment sub-advisor to the Sands Capital Select Growth Fund. Sands Capital Management is controlled by Frank M. Sands, Sr., Frank M. Sands, Jr., Marjorie R. Sands and Jessica Sands. As a sub-advisor, Sands Capital Management makes investment decisions for the Fund.

Other Accounts. Sands Capital employs a growth strategy for all investors - the Sands Capital Large Cap Growth Equity strategy is their primary strategy - as of September 30, 2009 this strategy was utilized for approximately 99.0% of its client portfolios, including funds as well as institutional and individual accounts.

The Sands Capital Select Growth Fund is managed by a team led by Frank M. Sands, Jr., CFA.

As of September 30, 2009, Mr. Sands, Jr. and the investment team sub-advised 8 other registered investment companies with approximately $2.0 billion in total assets and 659 other accounts totaling $13.0 billion in assets. This other account number counts each separately managed account program (or "wrap" program) as one account.

As of September 30, 2009, Sands Capital participated in 3 separately managed account programs in which there were approximately 1396 underlying accounts. The investment team also managed 9 other pooled investment vehicles with total assets of approximately $1.5 billion. With respect to such underlying accounts, 10 accounts, with assets of approximately $1.5 billion, pays Sands Capital Management a fee based upon the performance of the account in addition to a base fee.

Conflicts. As an investment adviser to a variety of clients, Sands Capital recognizes there are actual or potential conflicts of interest inherent in its business. For example, conflicts of interest could result from a portfolio managers' management of multiple accounts for multiple clients, the execution and allocation of investment opportunities, the use of brokerage commission to obtain research, multiple fee arrangements, and personal trading by firm employees. Sands Capital has addressed these conflicts by developing policies and procedures it believes are reasonably designed to treat all clients in a fair and equitable manner over time. Sands Capital's policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage and soft dollars. Additionally, Sands Capital maintains a Code of Ethics that addresses rules on personal trading and insider information.

Compensation. Investment professionals benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employees' overall contribution, and a standard profit sharing plan and 401(k) plan. Additional incentives include equity participation. The investment professionals also participate in an investment results bonus. The investment results bonus is calculated from the pre-tax performance variance of the Sands Capital composite returns and their respective benchmarks over 1, 3 and 5 year periods, weighted towards the 3 and 5 year results.

Fund Ownership. As of September 30, 2009, Frank Sands, Jr. did not own any shares of the Sands Capital Select Growth Fund.

Sands Capital's performance adjustment with respect to the Sands Capital Select Growth Fund's performance is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark, the Russell 1000 Growth Index, over a "performance period." The performance period consists of a rolling 12-month period that includes the current month for which performance is available plus the previous 11 months. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the Sands Capital's base fee, provided such overperformance or underperformance exceeds a designated "hurdle rate."

MILLER/HOWARD INVESTMENTS
-------------------------
Miller/Howard Investments Inc. ("Miller/Howard"), an SEC-registered investment adviser located at 324 Upper Byrdcliffe Road, Woodstock, NY, 12498, serves as sub-advisor to the Touchstone Premium Yield Equity Fund. Miller/Howard was founded in 1984 and is owned by Lowell G. Miller, Helen Hamada, John E. Leslie III, Lee S. Chun and Bryan J. Spratt.

Lowell G. Miller, Bryan J. Spratt, John E. Leslie III and Roger G. Young are responsible for the daily management of the Premium Yield Equity Fund.

Other Accounts. As of September 30, 2009, the portfolio management team that manages the Premium Yield Equity Fund managed 1 other registered investment company with approximately $19.3 million in total assets, 2 other pooled investment vehicles (collective trusts) with total assets of approximately $45.4 million and 1,944 other accounts with approximately $1.0 billion in total assets. None of the accounts listed have a performance based fee.

Conflicts. As an investment advisor to multiple types of clients, Miller/Howard recognizes that actual or potential conflicts of interest may arise. For example, conflicts of interest could result from a portfolio managers' management of multiple accounts for multiple clients, the allocation and execution of investment opportunities, multiple fee arrangements, and personal trading. Miller/Howard addresses potential conflicts by developing policies and procedures it believes are reasonably designed to treat all clients in a fair and equitable manner. Miller/Howard's policies and procedures cover such issues as execution of portfolio transactions, aggregation and allocation of trades, brokerage and soft dollars. Miller/Howard has adopted a Code of Ethics that addresses rules on personal trading and insider information which all employees are required to observe.

Compensation. Miller/Howard's investment professionals receive a base salary in line with industry and geographic standards, bonus based on performance, company contribution to a retirement plan, participation in the company health insurance plan and profit sharing based on ownership. Investment professionals are evaluated annually by the company's Board of Directors for their contribution to portfolio performance as well as participation in proprietary research projects that the firm conducts on an ongoing basis. Mr. Miller, Mr. Spratt and Mr. Leslie are currently equity owners in the firm, and each receives an annual share of firm profits available after all expenses are paid. Each member of the Investment Team shares in the progress of the firm and shares responsibility for that progress through stock selection, monitoring, and the development of the firm's information and research expertise. The firm makes no real distinction between "portfolio manager" and "analyst," and each member of the Investment Team is evaluated based on his or her performance with regard to management, analysis, and basic research.

Fund Ownership. As of September 30, 2009, Mr. Miller, Mr. Spratt, Mr. Leslie and Mr. Young did not own any shares of the Premium Yield Equity Fund.

NAVELLIER & ASSOCIATES
----------------------
Navellier & Associates Inc. ("Navellier"), an SEC-registered investment adviser located at One East Liberty, Third Floor, Reno, NV 89501, serves as sub-advisor to the Touchstone International Growth Fund. Navellier was founded in 1987 and Louis G. Navellier is the primary and majority owner of Navellier.

Louis G. Navellier, James O'Leary and Phillip Mitteldorf are responsible for the daily management of the International Growth Fund.

Other Accounts. As of September 30, 2009, Mr. Navellier managed 2 other registered investment companies with approximately $888 million in total assets, 0 other pooled investment vehicles and 5,206 other accounts with approximately $1.7 billion in total assets. 88 of the 5,206 accounts listed have a performance based fee totaling $25 million.

As of September 30, 2009, Mr. O'Leary managed 0 other registered investment companies, 0 other pooled investment vehicles and 94 other accounts with approximately $88 million in total assets. Three of the other accounts listed have a performance based fee totaling $1 million.

As of September 30, 2009, Mr. Mitteldorf managed 0 other registered investment companies, 0 other pooled investment vehicles and 94 other accounts with approximately $88 million in total assets. Three of the accounts listed for Mr. Mitteldorf have a performance based fee totaling $1 million.

Compensation. Portfolio managers receive a fixed base salary and incentive compensation. Incentive compensation is based upon the asset growth of the portfolio(s) for which they are responsible. Incentive compensation is based upon reaching certain asset levels and is measured on a quarterly basis. Incentive compensation is paid as a percentage of the management fees received from those portfolios for which the portfolio manager is directly responsible. Portfolio managers are eligible to participate in Navellier's stock ownership program. Stock is granted to key employees dependent upon various measures such as asset growth and performance.

Conflicts. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as a pooled investment vehicle or other account with a performance based fee. Navellier manages separate managed accounts that conform to the same investment model as the Fund; however a portfolio manager is not compensated differently on other account types. Additionally, the portfolio manager issues orders to buy and sell securities to Navellier's Trading Department and does not give specific instructions as to whether a particular account should receive priority in the trading process.

Fund Ownership. The following table indicates for the International Growth Fund, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2009.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER             DOLLAR RANGE OF FUND SHARES OWNED
--------------------------------------------------------------------------------
Louis G. Navellier            $50,001-$100,000
--------------------------------------------------------------------------------
Phillip Mitteldorf            $50,001-$100,000
--------------------------------------------------------------------------------
James O'Leary                 $100,001-$500,000
--------------------------------------------------------------------------------

LONGFELLOW INVESTMENT MANAGEMENT
--------------------------------
Longfellow Investment Management Co. ("Longfellow"), an SEC-registered investment adviser located at 20 Winthrop Square, Boston, MA 02110, serves as sub-advisor to the Touchstone Short Duration Fixed Income Fund. Longfellow was founded in 1986 and is 100% employee owned. John Ciarleglio III, David W. Seeley and Barbara J. McKenna each owns one-third of the firm.

A short duration portfolio management team consisting of Barbara J. McKenna and David W. Seeley are responsible for the daily management of the Short Duration Fixed Income Fund. The Short Duration Fixed Income Fund is managed as a team with input from portfolio managers and analysts.

Other Accounts. As of September 30, 2009, Ms. McKenna managed 0 other registered investment companies, 1 other pooled investment vehicles with total assets of approximately $132 million and 55 other accounts with approximately $1.7 billion in total assets. None of the accounts listed have a performance based fee.

As of September 30, 2009, Mr. Seeley managed 0 other registered investment companies, 1 other pooled investment vehicles with total assets of approximately $132 million and 55 other accounts with approximately $1.7 billion in total assets. None of the accounts listed have a performance based fee.

Compensation. Longfellow's Senior Investment Officers own 100% of the firm and thus receive a portion of the firm's profits. Additionally, they receive a base salary. Longfellow's other professionals receive a base salary that considers their responsibilities and their experience. They also are awarded a significant annual bonus based upon their specific contributions to the success and profitability of the firm.

Conflicts. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Short Duration Fixed Income Fund). This would include devotion of unequal time and attention to the management of the accounts and the inability to allocate limited investment opportunities across a broad array of accounts. Longfellow has adopted policies and procedures to address such conflicts.

Fund Ownership. As of September 30, 2009, Mr. McKenna and Mr. Seeley did not own any shares of the Short Duration Fixed Income Fund.

FARR, MILLER & WASHINGTON LLC
-----------------------------
Farr, Miller & Washington LLC ("FMW"), an SEC-registered investment adviser located at 1020 19th Street, NW, Suite 200, Washington, DC, 20036, serves as sub-advisor to the Touchstone Capital Appreciation Fund. FMW was founded in 1996 and is 100% employee owned. Co-founder, President, CEO, and CIO Michael Farr is the majority owner of the firm.

Michael Farr and Taylor McGowan are responsible for the daily management of the Capital Appreciation Fund. The Capital Appreciation Fund is managed as a team with input from portfolio managers and analysts.

Other Accounts. As of September 30, 2009, Michael Farr and Taylor McGowan managed 0 other registered investment companies, 0 other pooled investment vehicles, and 665 other accounts with total assets of approximately $494.9 million. With respect to such accounts, none of the accounts pay FMW a fee based upon the performance of the account.

Compensation. The members of the management team are all principals of the firm. They are compensated by salary, bonus, and partnership interest. The salary is fixed and the bonus and partnership interest are based on the firm's overall profitability.

Conflicts. FMW believes that there are not any material conflicts of interest in connection with the management of the Fund's investments and other accounts managed under Farr, Miller & Washington, LLC.

Fund Ownership. There is no fund ownership information available for the Capital Appreciation Fund since the Fund had not commenced operations prior to September 30, 2009.

BRADFORD & MARZEC LLC
---------------------
Bradford & Marzec LLC ("Bradford & Marzec"), an SEC-registered investment adviser located at 333 S. Hope Street, Suite 4050, Los Angeles, California, 90071, serves as sub-advisor to the Touchstone Core Plus Fixed Income Fund. Bradford & Marzec was founded in 1984 and is a 100% owned by Bradford & Marzec Inc.

A team consisting of Edward Bradford, Zelda Marzec, Douglas Lopez, Jeff Brothers, Graham Allen and Terence Reidt are responsible for the daily management of the Core Plus Fixed Income Fund. The Core Plus Fixed Income Fund is managed as a team with input from portfolio managers and analysts.

Other Accounts. As of September 30, 2009, Edward Bradford, Zelda Marzec, Douglas Lopez, Jeff Brothers, Graham Allen and Terence Reidt managed 0 other registered investment companies, 1 other pooled investment vehicle with total assets of approximately $20 million, and 156 other accounts with total assets of approximately $3.3 billion. With respect to the other accounts, 2 with total assets of approximately $221 million pay Bradford & Marzec a fee based upon the performance of the account.

Compensation. All employees of the firm are compensated using an incentive-based system. Overall compensation is determined as the combination of salary, a discretionary performance bonus, and incentive plans. This system makes every effort to reward superior performance and retain key professionals.

Bradford & Marzec LLC periodically participates in an industry salary survey to collect information on the specific positions used by the firm to compare Bradford & Marzec's compensation practices versus the competition. In addition, the existing salaries of candidates who are asked to complete an employment application are gathered during Bradford & Marzec's recruiting process. These salaries (which include both base compensation and most-recent bonuses) provide management with a comparison of Bradford & Marzec's competitors' compensation. The final determination is whether we are able to retain key employees, which we have been able to do.

Conflicts. Bradford & Marzec LLC currently manages two portfolios that pay advisory fees, in whole or in part, based upon portfolio returns (performance based fee). The two Managing Partners hold individual accounts that are managed by the firm which are considered to be principal accounts. Policies and procedures are in place with respect to trade allocation to provide direction/impartiality to the allocation process and individual portfolio allocations are regularly reviewed and compared to allocations of other portfolios managed within a particular strategy to verify all clients are treated equitably.

Fund Ownership. There is no fund ownership information available for the Core Plus Fixed Income Fund since the Fund had not commenced operations prior to September 30, 2009.

AGF INVESTMENTS AMERICA INC.
----------------------------
AGF Investments America Inc. ("AGF"), a SEC-registered investment adviser located at 53 State Street, Suite 1301, Boston, Massachusetts, 02109, serves as sub-advisor to the Touchstone Emerging Markets Equity Fund. AGF Management Limited, the ultimate parent company for AGF, was founded in 1957 and its non-voting shares are listed on the Toronto Stock Exchange. AGF was formed in 2009 to provide investment management services in the United States of America.

Patricia Perez-Coutts and Stephen Way are responsible for the daily management of the Emerging Markets Equity Fund. Both portfolio managers are dually employed by both AGF and AGF Investments, Inc., under the parent company AGF Management Limited.

Other Accounts. As of September 30, 2009, Patricia Perez-Coutts managed 0 other registered investment companies, 2 other pooled investment vehicles with total assets of approximately $860 million and 5 other accounts with total assets of approximately $2 billion. With respect to such accounts, none of the accounts pay AGF a fee based upon the performance of the account.

As of September 30, 2009, Stephen Way managed 0 other registered investment companies, 7 other pooled investment vehicles with total assets of approximately $639.3 million and 3 other accounts with total assets of approximately $191.9 million. With respect to such accounts, none of the accounts pay AGF a fee based upon the performance of the account.

Compensation. The compensation program for portfolio managers is designed to attract, motivate, reward, and retain talented individuals. This program is strongly influenced by the philosophy that the compensation of managers should be primarily linked to the performance of the mandates they manage. Salaries are based on individual responsibilities, performance and relevant competitive market data.

The salaries for portfolio managers have been established within competitive ranges, taking into account the type and size of the funds they manage. Salaries are reviewed on an annual basis. Incentive bonuses are determined relative to salary for the achievement of mandate performance relative to a peer group and managers are eligible to receive a multiple of base salary annually in the form of bonus. Long-term incentive compensation is offered through three stock acquisition plans: the stock options plan, share appreciation rights and the employee share ownership plan. These plans allow interested employees, subject to eligibility, to become shareholders which directly align their interests with those of non-employee shareholders.

Conflicts. Actual or potential conflicts of interest may arise when the portfolio manager has management responsibilities for more than one client account including and not limited to the execution and allocation of investment opportunities, use of soft dollars and other brokerage practices, personal securities trading. AGF has adopted policies and procedures to address such conflicts.

Fund Ownership. There is no fund ownership information available for the Emerging Markets Equity Fund since the Fund had not commenced operations prior to September 30, 2009.

BEDLAM ASSET MANAGEMENT PLC
---------------------------
Bedlam Asset Management PLC ("Bedlam"), an SEC-registered investment adviser and authorized and regulated by the UK Financial Services Authority, located at 20 Abchurch Lane, London EC4N 7BB, United Kingdom, serves as sub-advisor to the Touchstone Global Equity Fund. Bedlam was founded in 2001 and is 54% employee owned with outside investors owning the remainder. Jonathan Compton is the largest shareholder with a 25% stake.

A team consisting of Jonathan Compton and Ian McCallum are responsible for the daily management of the Global Equity Fund. The Global Equity Fund is managed as a team with input from portfolio managers and analysts.

Other Accounts. As of September 30, 2009, the portfolio managers manage one other registered investment company, Bedlam Funds plc, a Dublin registered company which is authorized and regulated by the Irish Financial Services Regulatory authority totaling approximately $392 million of which $346 million is in the global strategy; 1 other pooled investment vehicle with total assets of approximately $3.4 million; and 7 other accounts with total assets of approximately $275 million.

With respect to Bedlam Funds plc., Bedlam is entitled to performance fees on some of these assets based on achieving absolute rates of return subject to meeting a mixture of hurdle rates and a high water mark principle. Of the other accounts, 2 accounts totaling $20 million have a performance fee based on a high water mark principle.

Compensation. Compensation in the form of salary, bonus and equity is based on overall contribution to the team and company. Salaries are competitive against industry standards and the bonus pool is calculated as 40% of the pre-tax, pre-bonus profit for the company. This bonus pool is allocated across all the staff and paid out in cash within two months of the company's year-end. Since Bedlam's investment process is very team based, they are looking for contributions not only to a specific company remit but also on a wider global scale. Once again, they strongly value individual contributions to the overall success of the firm. A final part of the evaluation is positive energy in the office, which although subjective, is important. All compensation is decided by the compensation committee and approved by the main Board of Directors.

All employees share in the ownership of Bedlam and equity is issued to staff by share options. In addition some staff has acquired shares in the company for cash.

Reward for performance success is built into the compensation structure in both annual bonus and the equity methodology whereby all employees are owners of Bedlam.

The continuity of investment professionals is based on combining a stimulating, enjoyable place to work with the opportunity to be rewarded for success. A team based approach means that everyone contributes to investment decisions and to the business. Financially, there is a competitive salary and incentive bonus based on individual contribution and overall firm success. Importantly, all employees have an equity stake in the firm.

Conflicts. Bedlam believes that there are no known conflicts.

Fund Ownership. There is no fund ownership information available for the Global Equity Fund since the Fund had not commenced operations prior to September 30, 2009.

CORNERSTONE REAL ESTATE ADVISERS LLC
------------------------------------
Cornerstone Real Estate Advisers LLC ("Cornerstone"), an SEC-registered investment adviser located at 1 Financial Plaza, Suite 1700, Hartford, CT, 06103, serves as sub-advisor to the Touchstone Global Real Estate Fund. Cornerstone was founded in 1994 and is a wholly owned subsidiary of Massachusetts Mutual Life Insurance Company.

A team consisting of Dave Wharmby and Scott Westphal are responsible for the daily management of the Global Real Estate Fund.

Other Accounts. As of September 30, 2009, Dave Wharmby managed 0 other registered investment companies, 1 other pooled investment vehicle with total assets of approximately $62 million which pays Cornerstone a fee based upon performance, and 0 other accounts.

As of September 30, 2009, Scott Westphal managed 9 other pooled investment vehicles with total assets of approximately $83 million, 1 other registered investment company with approximately $480 million in total assets, and 0 other accounts. With respect to such accounts, 5 of the other pooled investment vehicle pay Cornerstone a fee based upon the performance of the account with total assets of approximately $8 million

Compensation. Cornerstone utilizes a competitive compensation structure to reward all employees who contribute to the firm's overall success consisting of market base pay and merit bonus. The compensation program emphasizes "individual" and "team" results and encourages a culture of collaboration with individual performance expectations. The base pay and merit bonus benchmarks are reviewed periodically and measured against the compensation programs of competitors in the investment management industry to ensure that Cornerstone's compensation program is both current and competitive within the industry. The bonus pool represents a significant proportion of Cornerstone's net operating income, comprising of base and incentive fees. The bonus pool is allocated based on individual contributions to achieving portfolio performance and service goals. Portfolio Managers' bonuses are a percentage of base pay and are tied to specific portfolio performance and service goals. The Cornerstone compensation program reinforces that investment success is dependent on two fundamental concepts: 1) a strong team approach to investing and client service and 2) individual contributions to achieving portfolio goals.

Conflicts. As indicated above, the Portfolio managers also manage other funds and accounts including those for its ultimate owner, the Massachusetts Mutual Life Insurance Company. At different times, the Fund's Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the fund, or may manage funds or accounts with different investment objectives and strategies. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example, the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Sub-Adviser have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Fund or the adviser is managing an account for an affiliate, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Advisors' compliance procedures and Code of Ethics recognize the Sub-Advisor's obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Manger from favoring one client over another. It is possible, of course, that those compliance procedures and Code of Ethics may not always be adequate to do so.

Fund Ownership. There is no fund ownership information available for the Global Real Estate Fund since the Fund had not commenced operations prior to September 30, 2009.

AUGUSTUS ASSET MANAGERS LIMITED
-------------------------------
Augustus Asset Managers Limited ("Augustus"), an SEC-registered investment adviser located at 2 St James Place, London, SW1A INX, serves as sub-advisor to the Touchstone International Fixed Income Fund. Augustus was incorporated on June, 12 1980. On January 11, 2007, Augustus went through a management buy-out. Prior to the management buy-out, 90% of the firm was owned by management and employees of Augustus Asset Managers Limited and 10% was owned by Julius Baer Holding Limited. As of June 1, 2009, GAM Holdings acquired Augustus. Augustus is now a wholly owned subsidiary of GAM Holdings.

A team consisting of Daniel Sheard and Tim Haywood are responsible for the daily management of the International Fixed Income Fund. The International Fixed Income Fund is managed as a team with input from portfolio managers and analysts.

Other Accounts. As of September 30, 2009, Daniel Sheard and Tim Haywood co-managed 5 other registered investment companies with approximately $4,927 million in total assets, 0 other pooled investment vehicles, and 14 other accounts with total assets of approximately $1,992 million. With respect to such accounts, all of the registered investment companies pay Augustus a fee based upon the performance of the account.

Compensation. The criteria used to assess performance for investment professionals, is based on a formal annual review. This is a rigorous process comprising appraisal, assessment and setting objectives for the year ahead. The standard compensation package consists of competitive base salaries and comprehensive employee benefits. All staff are paid a discretionary bonus structured to closely align them with the company's profitability. Additionally, fund managers can be required to invest part of their performance based bonus in shares of the fund they manage, and such shares will revert to the company should the individual leave within 2 years of receiving them. Permanent staff can own shares in the holding company of Augustus, and if the employee leaves, the shares are repurchased by the company on terms which reflect the circumstances of departure.

Augustus believes the compensation structure is competitive with those of other firms within the industry.

Conflicts. There are very few areas of potential conflict, given the unit only invests in certain investment areas, and managers do not invest in the instruments that we use for clients. The main area of potential conflict is between customers, where we are bound by rules, both by the regulator as well as by clients, on best execution and 'pro rata' allocations for partially filled orders.

Fund Ownership. There is no fund ownership information available for the International Fixed Income Fund since the Fund had not commenced operations prior to September 30, 2009.

EARNEST PARTNERS LLC
--------------------
EARNEST Partners LLC ("EARNEST Partners"), an SEC-registered investment adviser located at 1180 Peachtree Street, Suite 2300, Atlanta, GA, 30309, serves as sub-advisor to the Touchstone Large Cap Relative Value Fund. EARNEST Partners was founded in 1998 and is independently owned and operated. EARNEST Partners is controlled by Paul Viera. Westchester Limited, LLC owns greater than 75% of EARNEST Partners and is controlled by Paul Viera.

Paul Viera is responsible for the daily management of the Large Cap Relative Value Fund.

Other Accounts. As of September 30, 2009, Paul Viera managed 9 other registered investment companies with approximately $1,085.4 million in total assets, 11 other pooled investment vehicles with total assets of approximately $73.1 million, and 235 other accounts with total assets of approximately $9,742.2 million. With respect to the other accounts, 9 with total assets of approximately $606.2 million pay EARNEST Partners a fee based upon the performance of the account.

Compensation. EARNEST Partners personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. EARNEST Partners also matches a portion of employees' 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service. Equity ownership is another component of compensation for the portfolio manager. EARNEST Partners is employee-owned.

Conflicts. EARNEST Partners may be responsible for managing the Large Cap Relative Value Fund in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. EARNEST Partners may manage other client accounts which may have higher fee arrangements than the Large Cap Relative Value Fund and/or may also have performance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.

EARNEST Partners seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a fair and equitable manner. EARNEST Partners has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, EARNEST Partners manages client accounts to model portfolios that are approved by its investment committee, and aggregates and then allocates securities transactions to client accounts in a manner that EARNEST Partners believes to be fair and equitable.

Fund Ownership. There is no fund ownership information available for the Large Cap Relative Value Fund since the Fund had not commenced operations prior to September 30, 2009.

ARONSON+JOHNSON+ORTIZ
---------------------
Aronson+Johnson+Ortiz ("AJO"), an SEC-registered investment adviser located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania, 19102, serves as sub-advisor to the Touchstone Market Neutral Equity Fund. AJO was founded in 1984 and is a limited partnership wholly owned by 13 principals. Theodore R. Aronson is majority equity owner and managing principal of AJO.

A team consisting of Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Martha E. Ortiz, Christopher J. W. Whitehead and R. Brian Wenzinger are responsible for the daily management of the Market Neutral Equity Fund. The Market Neutral Equity Fund is managed as a team with input from AJO's research analysts and traders.

Other Accounts. As of September 30, 2009, the team managed 18 other registered investment companies with total assets of approximately $4,783 million, 21 other pooled investment vehicles with total assets of approximately $2,875 million, and 104 other accounts with total assets of approximately $11,612 million. Of these accounts, 2 registered investment companies with total assets of approximately $81 million, 5 other pooled investment vehicles with total assets of approximately $233 million, and 45 other accounts with total assets of approximately $4,011 million pay AJO a fee based upon the performance of the account.

Compensation. Each of AJO's portfolio managers is a principal of the firm. All principals are compensated through a fixed salary, equity-based cash distributions, and merit-based cash bonuses that are awarded entirely for contributions to the firm. Each calendar year-end, the managing principal of AJO, in consultation with the other senior principals, determines the bonus amount for each portfolio manager. Bonuses can be a significant portion of a portfolio manager's overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO, ownership percentage of the portfolio manager, and overall contributions of the portfolio manager to the operations of AJO. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm.

Although many of the firm's fee arrangements are performance-based, no individual's compensation is directly tied to account performance or to the value of the assets held in particular funds, or even to firm-wide assets. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm. Presently, AJO has no deferred compensation arrangements.

Conflicts. Conflicts of interest may arise in connection with the portfolio managers' management of the Fund on the one hand and other accounts for which the portfolio managers are responsible on the other. For example, portfolio managers may have conflicts of interest in allocating management time, resources, and investment opportunities among the Fund and other accounts advised by the portfolio managers. Differences between accounts may lead to additional conflicts -- accounts may differ in terms of fee structure (fixed versus performance-based), size (and, hence, absolute fee), restrictions, or investment strategy.

AJO has policies and procedures in place to mitigate potential conflicts of interest. For example, AJO's fixed-fee schedules are standardized and all discretionary fixed-fee accounts of similar size and similar mandate are subject to AJO's most-favored-nation fee policy. Investment opportunities and aggregated trades are both subject to policies requiring fair treatment across accounts, without regard to account size or fee type. All material conflicts are disclosed in AJO's Form ADV.

Fund Ownership. There is no fund ownership information available for the Market Neutral Equity Fund since the Fund had not commenced operations prior to September 30, 2009.

LEE MUNDER CAPITAL GROUP, LLC
-----------------------------
Lee Munder Capital Group, LLC ("LMCG"), an SEC-registered investment adviser located at 200 Clarendon Street, 28th Floor, Boston, MA, 02116, serves as sub-advisor to the Touchstone Mid Cap Value Fund. LMCG was founded in 2000. Convergent Capital Management, LLC and Rednum Family Investments, LP each owns greater than 25% of LMCG while the rest is owned by employees.

A team consisting of Peter Zuger and Don Cleven are responsible for the daily management of the Mid Cap Value Fund. The Mid Cap Value Fund is managed as a team with input from portfolio managers and analysts.

Other Accounts. As of September 30, 2009, Peter Zuger managed 4 other registered investment companies with approximately $169 million in total assets, 1 other pooled investment vehicles with total assets of approximately $2.1 million, and 8 other accounts with total assets of approximately $13.8 million. With respect to such accounts, none of the accounts pay LMIL a fee based upon the performance of the account.

As of September 30, 2009, Don Cleven supported the LMCG's Value Team in the management of 7 registered investment companies with approximately $640 million in total assets, 4 other pooled investment vehicles with total assets of approximately $89.9 million, and 54 other accounts with total assets of approximately $1,066.9 million. With respect to the other accounts, 4 with total assets of $59 million pay LMCG a fee based upon the performance of the account.

Compensation. Touchstone pays LMCG a fee based on the assets under management of the Mid Cap Value Fund as set forth in an investment sub-advisory agreement between LMCG and Touchstone. LMCG pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Mid Cap Value Fund. The following information relates to the period ended September 30, 2009.

Portfolio managers at Lee Munder Capital Group, LLC (LMCG) are compensated through a combination of salary and incentive bonus. Bonuses are formula driven based on revenues and performance relative to peer groups.

LMCG's incentive bonus compensation plans for investment teams are based on actual composite performance relative to a benchmark. The benchmark used to measure performance is a peer group universe blending retail and institutional data. Particular attention is paid to the team's performance ranking within the universe for a blended time period which includes one year, three years and since inception performance. Performance is calculated on a pre-tax basis annually.

Conflicts. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Mid Cap Value Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include all portfolios managed. The Other Accounts might have similar investment objectives as the Mid Cap Value Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Mid Cap Value Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, LMCG does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LMCG believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Mid Cap Value Fund. Because of their positions with the Mid Cap Value Fund, the portfolio managers know the size, timing, and possible market impact of Mid Cap Value Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Mid Cap Value Fund. However, LMCG has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Mid Cap Value Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Mid Cap Value Fund. This conflict of interest may be exacerbated to the extent that LMCG or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Mid Cap Value Fund. Notwithstanding this theoretical conflict of interest, it is LMCG's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LMCG has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Mid Cap Value Fund, such an approach might not be suitable for the Mid Cap Value Fund given their investment objectives and related restrictions.

Fund Ownership. There is no fund ownership information available for the Mid Cap Value Fund since the Fund had not commenced operations prior to September 30, 2009.

LONDON COMPANY OF VIRGINIA D/B/A THE LONDON COMPANY
---------------------------------------------------
London Company of Virginia d/b/a The London Company ("TLC"), an SEC-registered investment adviser located at 1801 Bayberry Court, Suite 301, Richmond, Virginia, 23226, serves as sub-advisor to the Touchstone Small Cap Core Fund. TLC was founded in 1994 and Stephen Goddard owns 100%.

A team consisting of Stephen Goddard, Jonathan Moody and Wade Stinnette are responsible for the daily management of the Small Cap Core Fund. The Small Cap Core Fund is managed as a team with input from portfolio managers and analysts.

Other Accounts. As of September 30, 2009, the team managed 3 other registered investment companies with approximately $60 million in total assets, 0 other pooled investment vehicles, and 1,894 other accounts with total assets of approximately $870 million. With respect the other accounts, 1 with approximately $2 million in total assets, pays TLC a fee based upon the performance of the account.

Compensation. Portfolio Managers are compensated through salary and bonus. In addition to base salaries, Portfolio Managers are eligible to receive bonus compensation based on their individual contribution to the research effort as well as client retention and sales. They also have a potential for ownership after 5-years with the firm.

Conflicts. TLC believes that there are no foreseen conflicts of interest that may arise in connection with the Portfolio Managers' management of the Fund's investments and any other accounts that are managed by the Portfolio Manager.

Fund Ownership. There is no fund ownership information available for the Small Cap Core Fund since the Fund had not commenced operations prior to September 30, 2009.

MAZAMA CAPITAL MANAGEMENT, INC.
-------------------------------
Mazama Capital Management, Inc. ("Mazama"), an SEC-registered investment adviser located at One Southwest Columbia Street, Suite 1500, Portland, OR 97258, serves as sub-advisor to the Mazama Growth Fund. Mazama is controlled by Ronald A. Sauer.

A team consisting of Ronald Sauer, Gretchen Novak and Joel Rubenstein are responsible for the daily management of the Mazama Growth Fund.

Other Accounts. As of March 31, 2010, Mr. Sauer managed __ other registered investment companies with approximately ____ in total assets, ___ other pooled investment vehicles with approximately ____ in total assets, and ____ other accounts with total assets of approximately ____. With respect the other accounts, _____ with approximately ______ in total assets, pays Mazama a fee based upon the performance of the account.

As of March 31, 2010, Ms. Novak managed __ other registered investment companies with approximately ____ in total assets, ___ other pooled investment vehicles with approximately ____ in total assets, and ____ other accounts with total assets of approximately ____. With respect the other accounts, _____ with approximately ______ in total assets, pays Mazama a fee based upon the performance of the account.

As of March 31, 2010, Mr. Rubenstein managed __ other registered investment companies with approximately ____ in total assets, ___ other pooled investment vehicles with approximately ____ in total assets, and ____ other accounts with total assets of approximately ____. With respect the other accounts, _____ with approximately ______ in total assets, pays Mazama a fee based upon the performance of the account.

Compensation. Mazama's compensation structure is designed to attract and retain highly skilled investment professionals. The compensation is structured to maximize performance and keep the interests of each member of our portfolio management team aligned with those of our clients.

The incentive compensation structure keeps each member of the team focused on the pre-tax performance of each strategy versus its respective benchmark. Each Portfolio Manager and Research Analyst receives a base salary and performance based incentive compensation. Performance based incentive compensation includes:
i) a percentage of fees received by Mazama for all accounts under management, providing each team member with significant upside participation; and ii) an annual bonus representing between 5% and 20% of total compensation for any calendar year in which the performance of the related composite exceeds the benchmark return by 250 basis points or more, net of management fees. The Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our composite returns versus those of the relevant benchmark.

Each portfolio manager and analyst is also a stakeholder in Mazama. The firm is 93% employee owned, 80% of which is directly or indirectly owned by the investment team. Mazama provides ongoing equity incentives to its portfolio managers, analysts and other employees in order to attract and retain highly talented professionals throughout the firm.

Conflicts. As every member of the Investment Team has day-to-day management responsibilities with respect to more than one account and more than one investment strategy, actual or apparent conflicts may arise.

The compensation paid to Mazama for managing the Fund is based on a percentage of assets under management rather than a share of the gains. As described above, members of the Investment Team, as equity owners and by receiving a share of portfolio management fees, benefit from Mazama's revenues and profitability. Conflicts of interest can arise to the extent that larger client accounts generate more fees and potentially larger profits for Mazama compared to small accounts. One account pays a fee based on a percentage of assets that can increase and decrease based on performance against a benchmark index, these two accounts are managed consistently with their stated investment strategy. Despite these differences Mazama believes that its trade allocation and other compliance procedures effectively address any related conflicts of interest. Otherwise, no member of the Investment Team is compensated in a way that would add to those conflicts of interest by creating an incentive to favor particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Fund or with other client accounts that may have paid the commission or a portion of the commission to the broker providing the services. Mazama allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

An apparent or actual conflict may arise if a member of the Investment Team identifies a limited investment opportunity that may be suitable for one or more accounts including the Fund. To mitigate this conflict of interest, Mazama aggregates orders for the Fund with orders from each of its other client accounts participating in the same strategy in order to ensure that clients are treated fairly and equitably over time.

Mazama has adopted policies and procedures to address and prevent the above conflicts of interest; however there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Fund Ownership. The following table indicates for the Predecessor Mazama Fund, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of March 31, 2010.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER              BENEFICIAL OWNERSHIP IN PREDECESSOR MAZAMA FUND
--------------------------------------------------------------------------------
Ronald Sauer
--------------------------------------------------------------------------------
Gretchen Novak
--------------------------------------------------------------------------------
Joel Rubenstein
--------------------------------------------------------------------------------

FEES PAID TO THE SUB-ADVISORS

For the fiscal years ended September 30, 2009, 2008 and 2007, the Advisor paid to the Sub-Advisors the following amounts for each Fund during the periods indicated below:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     SUB-ADVISORY FEES PAID
                                                                                     -----------------------------------------------
FUND                                                                                 2007              2008             2009
------------------------------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund - Clover Capital & JKMilne*                           $45,590           $41,881          $46,404
------------------------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund - Chartwell Investment Partners
& Fort Washington**                                                                  $194,947          $202,462         $147,772
------------------------------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund - Chartwell Investment Partners & Longfellow***     $82,800           $66,112          $61,825
------------------------------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund - Sands Capital Management                          $2,844,805        $2,643,130       $1,192,940
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund - Turner                                                                $1,485,862        $2,365,137       $970,686
------------------------------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund - Turner                                           $249,106          $338,576         $227,660
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
   Turner                                                                            $598,481          $289,046         $457,492
------------------------------------------------------------------------------------------------------------------------------------
   James Investment Research, Inc.****                                               $95,226           $175,147         N/A
------------------------------------------------------------------------------------------------------------------------------------
   Diamond Hill Capital Management, Inc.****                                         $473,319          $393,926         N/A
------------------------------------------------------------------------------------------------------------------------------------

* As of April 22, 2009, JKMilne became sub-advisor to the Intermediate Fixed Income Fund

** As of October 1, 2008, Fort Washington became sub-advisor to the Ultra Short Duration Fixed Income Fund.

*** As of February 27, 2009, Longfellow became sub-advisor to the Short Duration Fixed Income Fund.

**** As of June 16, 2008, James Investment Research, Inc. and Diamond Hill Capital Management, Inc. are no longer sub-advisors to the Small Cap Value Opportunities Fund.

The sub-advisory fees for the Capital Appreciation Fund, Core Plus Fixed Income Fund, Emerging Markets Equity Fund, Global Equity Fund, Global Real Estate Fund, International Fixed Income Fund, Large Cap Relative Value Fund, Market Neutral Equity Fund, Mid Cap Value Fund, Small Cap Core Fund and Focused Equity Fund are not included because the Funds had not commenced operations prior to September 30, 2009.

For the period from its inception (December 3, 2007) through September 30, 2008, and the fiscal year ended September 30, 2009, the Advisor paid to the Sub-Advisor the following amount for the Premium Yield Equity Fund:

--------------------------------------------------------------------------------
                                                       SUB-ADVISORY FEES PAID
                                                       -------------------------
FUND                                                   2008              2009
--------------------------------------------------------------------------------
Premium Yield Equity Fund - Miller/Howard*             $31,016           $68,182
--------------------------------------------------------------------------------

* As of May 23, 2008 Chartwell Investment Partners was replaced with Miller/Howard as sub-advisor to the Premium Yield Equity Fund. Fees paid from December 3, 2007 through May 22, 2008 represent fees paid to Chartwell Investment Partners.

For the period from September 29, 2008 through September 30, 2008, and the fiscal year ended September 30, 2009, the Advisor paid to the Sub-Advisor the following amount for the International Growth Fund:

--------------------------------------------------------------------------------
                                                       SUB-ADVISORY FEES PAID
                                                       -------------------------
FUND                                                   2008              2009
--------------------------------------------------------------------------------
International Growth Fund - Navellier*                 $142             $101,754
--------------------------------------------------------------------------------

* The sub-advisory fees for the International Growth Fund for periods prior to September 28, 2008 are not shown because the predecessor Navellier International Portfolio did not have a sub-advisor.

For the fiscal year ended December 31, 2008 and December 31, 2009, the Advisor paid to the Sub-Advisor the following amounts for the Predecessor Mazama Fund:

--------------------------------------------------------------------------------
                                                       SUB-ADVISORY FEES PAID
                                                       -------------------------
FUND                                                   2008              2009
--------------------------------------------------------------------------------
Predecessor Mazama Fund                                $67,359(1)        $
--------------------------------------------------------------------------------

(1) Fees paid from the commencement date of the Predecessor Mazama Fund (January 30, 2008) through December 31, 2008.

THE ADMINISTRATOR

The Trust and the Advisor have entered into an administration agreement (the "Administration Agreement") that appoints the Advisor as the administrator (the "Administrator") for the Trust. The Administration Agreement provides that the Administrator shall perform or supervise the performance of other administrative services, such as regulatory or performance reporting and fund accounting and related accounting services, in connection with the operation of the Funds. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement provides that the Trust will pay an administrative fee to the Advisor of 0.20% of aggregate net assets up to $6 billion; 0.16% of the next $4 billion of aggregate net assets and 0.12% on assets in excess of $10 billion. Aggregate net assets include the average daily net assets of all series of the Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust and Touchstone Investment Trust ("TINT"), except the TINT Institutional Money Market Fund.

After the initial two year period, the continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Trust, and, in either case, (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

Under the Administration Agreement, the Administrator may enter into agreements with service providers to provide administration services to the Trust. The Administrator has appointed JPMorgan Chase Bank, N.A. ("JPMorgan"), 303 Broadway, Cincinnati, Ohio 45202 as the Trust's sub-administrator. JPMorgan prepares and effects regulatory filings for the Trust, prepares and distributes materials for Board meetings, works with the Administrator to resolve any daily pricing issues, reviews daily reports by existing service providers and performs other duties as requested by the Administrator. JPMorgan also provides accounting and pricing services to the Funds. The sub-administration fees for JPMorgan are paid by the Administrator.

The Advisor served as the investment adviser to the Predecessor Mazama Fund, pursuant a Management Agreement and received a unified fee. Under the Management Agreement, the Advisor also provided administrative services, and could hire other service providers, including its affiliates, to perform administrative services. Under the unified fee arrangement, the Advisor was responsible for compensating any third party engaged by the Advisor to provide services under its supervision, including sub-advisors, sub-administrators, transfer and dividend disbursing agents, and custodians.

For the fiscal years ended September 30, 2007, 2008 and 2009, the Trust paid the following administrative fees (net of waivers):

-----------------------------------------------------------------------------------------------------
                                                  ADMINISTRATIVE FEES PAID
                                                  ---------------------------------------------------
FUND                                              2007                2008                 2009
-----------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund                    $36,531             $37,249              $53,645
-----------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund            $280,675            $323,951             $236,629
-----------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund                  $117,850            $105,846             $89,338
-----------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund                 $89,901             $135,364             $91,225
-----------------------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund                $411,942            $321,165             $166,810
-----------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund                  $1,010,955          $1,152,887           $680,956
-----------------------------------------------------------------------------------------------------
Mid Cap Fund                                      $584,259            $946,442             $389,668
-----------------------------------------------------------------------------------------------------

The administration fees for the Capital Appreciation Fund, Core Plus Fixed Income Fund, Emerging Markets Equity Fund, Global Equity Fund, Global Real Estate Fund, International Fixed Income Fund, Large Cap Relative Value Fund, Market Neutral Equity Fund, Mid Cap Value Fund, Small Cap Core Fund and Focused Equity Fund are not included because the Funds had not commenced operations prior to September 30, 2009.

For the period from its inception (December 3, 2007) through September 30, 2008, and the fiscal year ended September 30, 2009, the Premium Yield Equity Fund paid the following administrative fees (net of waivers):

--------------------------------------------------------------------------------
                                                  ADMINISTRATIVE FEES PAID
                                                  ------------------------------
FUND                                              2008                 2009
--------------------------------------------------------------------------------
Premium Yield Equity Fund                         $36,045              $34,071
--------------------------------------------------------------------------------

For the period from September 29, 2008 through September 30, 2008, and the fiscal year ended September 30, 2009, the International Growth Fund paid the following administrative fees (net of waivers):

--------------------------------------------------------------------------------
                                                  ADMINISTRATIVE FEES PAID
                                                  ------------------------------
FUND                                              2008                 2009
--------------------------------------------------------------------------------
International Growth Fund*                        $61                  $50,813
--------------------------------------------------------------------------------

* The administrative fees for the International Growth Fund for periods prior to September 28, 2008 are not shown because the predecessor Navellier International Portfolio had an agreement with Navellier to pay for certain administrative fees (the fees were not a fund expense).

For the fiscal years ended September 30, 2007, 2008 and 2009, the Administrator paid the following sub-administrative fees:

-----------------------------------------------------------------------------------------------------
                                                   SUB-ADMINISTRATIVE FEES PAID
                                                   --------------------------------------------------
FUND                                               2007                 2008                2009
-----------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund                     $13,728              $14,866             $20,060
-----------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund             $115,157             $129,451            $92,602
-----------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund                   $48,838              $42,239             $39,024
-----------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund                  $36,786              $54,138             $40,111
-----------------------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund                 $168,808             $127,973            $66,256
-----------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund                   $412,147             $459,976            $257,986
-----------------------------------------------------------------------------------------------------
Mid Cap Fund                                       $251,191             $377,699            $152,306
-----------------------------------------------------------------------------------------------------

The sub-administration fees for the Capital Appreciation Fund, Core Plus Fixed Income Fund, Emerging Markets Equity Fund, Global Equity Fund, Global Real Estate Fund, International Fixed Income Fund, Large Cap Relative Value Fund, Market Neutral Equity Fund, Mid Cap Value Fund, Small Cap Core Fund and Focused Equity Fund are not included because the Funds had not commenced operations prior to September 30, 2009.

For the period from its inception (December 3, 2007) through September 30, 2008, and the fiscal year ended September 30, 2009, the Administrator paid the following sub-administrative fees for the Premium Yield Equity Fund:

--------------------------------------------------------------------------------
                                                    SUB-ADMINISTRATIVE FEES PAID
                                                    ----------------------------
FUND                                                2008                 2009
--------------------------------------------------------------------------------
Premium Yield Equity Fund                           $14,566              $19,328
--------------------------------------------------------------------------------

For the period from September 29, 2008 through September 30, 2008, and the fiscal year ended September 30, 2009, the Administrator paid the following sub-administrative fees for the International Growth Fund:

--------------------------------------------------------------------------------
                                                    SUB-ADMINISTRATIVE FEES PAID
                                                    ----------------------------
FUND                                                2008                 2009
--------------------------------------------------------------------------------
International Growth Fund*                          $0                   $25,248
--------------------------------------------------------------------------------

* The sub-administrative fees for the International Growth Fund for periods prior to September 27, 2008 are not shown because the predecessor Navellier International Portfolio did not have a sub-administrator.

The Advisor paid to JPMorgan the following sub-administrative fees for the Predecessor Mazama Fund for the fiscal year December 31, 2008 and December 31, 2009:

--------------------------------------------------------------------------------
                                                    SUB-ADMINISTRATIVE FEES PAID
                                                    ----------------------------
FUND                                                2008                 2009
--------------------------------------------------------------------------------
Predecessor Mazama Fund                             $7,173(1)            $
--------------------------------------------------------------------------------

((1)) Fees paid from the commencement date of the Predecessor Mazama Fund (January 30, 2008) through December 31, 2008.

Effective November 20, 2006, JPMorgan began serving as the Trust's transfer agent (the "Transfer Agent"). JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Trust, JPMorgan receives a monthly per account fee from each Fund, plus out of-pocket expenses. The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services. These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

Effective November 20, 2006, JPMorgan began providing compliance program development, implementation and administration services to the Trust pursuant to a Compliance Services Agreement. For providing compliance services to the Trust, the Funds pay an annual compliance administration fee. The Funds also pay other costs and expenses incurred in connection with the services provided under the Compliance Services Agreement.

For the fiscal period from November 20, 2006 through September 30, 2007, and the fiscal years ended September 30, 2008 and 2009, the Trust paid the following compliance fees:

------------------------------------------------------------------------------------------------------
                                                   COMPLIANCE FEES PAID
                                                   ---------------------------------------------------
FUND                                               2007                 2008                2009
------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund                     $864                 $1,523              $1,679
------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund             $1,140               $2,224              2,499
------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund                   $958                 $1,703              $2,053
------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund                  $921                 $1,806              $2,005
------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund                 $1,286               $2,219              $2,224
------------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund                   $1,946               $4,035              $3,674
------------------------------------------------------------------------------------------------------
Mid Cap Fund                                       $1,554               $3,635              $2,964
------------------------------------------------------------------------------------------------------

The compliance fees for the Capital Appreciation Fund, Core Plus Fixed Income Fund, Emerging Markets Equity Fund, Global Equity Fund, Global Real Estate Fund, International Fixed Income Fund, Large Cap Relative Value Fund, Market Neutral Equity Fund, Mid Cap Value Fund, Small Cap Core Fund, Focused Equity Fund are not included because the Funds had not commenced operations prior to September 30, 2009. The Predecessor Mazama Fund did not pay any compliance fees.

For the period from its inception (December 3, 2007) through September 30, 2008, and the fiscal year ended September 30, 2009, the Premium Yield Equity Fund paid the following compliance fees:

--------------------------------------------------------------------------------
                                                   COMPLIANCE FEES PAID
                                                   -----------------------------
FUND                                               2008                 2009
--------------------------------------------------------------------------------
Premium Yield Equity Fund                          $988                 $1,898
--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2007, the fiscal period from January 1, 2008 through September 30, 2008, and the fiscal year ended September 30, 2009, the International Growth Fund paid the following compliance fees:

------------------------------------------------------------------------------------------------------
                                                   COMPLIANCE FEES PAID
                                                   ---------------------------------------------------
FUND                                               2007                 2008                2009
------------------------------------------------------------------------------------------------------
International Growth Fund*                         $120                 $90                 $2,000
------------------------------------------------------------------------------------------------------

*The predecessor Navellier International Portfolio paid compliance fess pursuant to a compliance services agreement.

DISTRIBUTION AND SHAREHOLDER SERVICES

Touchstone Securities, Inc. (the "Distributor"), and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to the Funds. The Distributor's principal place of business is 303 Broadway, Suite 1100, Cincinnati Ohio 45202. The Distributor is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. As compensation for providing the services under the Distribution Agreement, the Distributor receives distribution and service fees, contingent deferred sales charges and front-end sales charges. The Distributor may re-allow any or all of the distribution or service fees, contingent deferred sales charges or front-end sales charges to such brokers, dealers and other financial institutions and intermediaries as the Distributor may from time to time determine.

Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor. Ms. McGruder, by reason of such affiliations, may directly or indirectly receive benefits from the underwriting fees paid to the Distributor.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Distributor may from time to time pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds and/or other funds in the Touchstone Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events. The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. The Advisor may also reimburse the Distributor for making these payments.

The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION AND SHAREHOLDER SERVICE ARRANGEMENTS.

Certain Funds have adopted a distribution and/or shareholder servicing plan for certain classes of Shares which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares pursuant to Rule 12b-1 under the 1940 Act and account maintenance and other shareholder services in connection with maintaining such account. The Distributor may provide those services itself or enter into arrangements under which third parties provide such services and are compensated by the Distributor.

CLASS A SHARES. With respect to its Class A Shares each Fund has adopted a plan of distribution and shareholder service (the "Class A Plan") under which the Distributor is paid up to, but not exceeding twenty-five basis points (0.25%) for distribution payments. Of the total compensation authorized, the Fund may pay for shareholder services in an amount up to 0.25%. Under the Class A Plan, the Distributor is compensated regardless of its expenses.

CLASS C SHARES. With respect to its Class C Shares each Fund has adopted a plan of distribution and shareholder service (the "Class C Plan") under which the Distributor is paid up to, but not exceeding one hundred basis points (1.00%) in the aggregate, with twenty-five basis points (0.25%) for shareholder service fees and seventy-five basis points (0.75%) for distribution payments. Under the Class C Plan, the Distributor is compensated regardless of its expenses.

CLASS Z SHARES. With respect to its Class Z Shares each Fund has adopted a shareholder service plan (the "Class Z Plan") under which the Distributor is paid up to, but not exceeding twenty-five basis points (0.25%) for shareholder service fees. Under the Class Z Plan, the Distributor is compensated regardless of its expenses.

GENERAL INFORMATION. In connection with the distribution of Shares, the Distributor may use the payments for: (i) compensation for its services in distribution assistance; or (ii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

In addition, the Distributor may use payments to provide or enter into written agreements with service providers who will provide shareholder services, including: (i) maintaining accounts relating shareholders that invest in Shares;
(ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Distributor and/or service providers; (iv) responding inquires from shareholders concerning their investment in shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or the service providers; (ix) processing dividend payments from the Funds on behalf of shareholders; and (x) providing such other similar services as the Fund may reasonably request.

Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written Implementation Agreements. Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Distributor after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds, which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder, as an interested person of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

For the fiscal year ended September 30, 2009, the Funds paid the following in Distribution and Shareholder Servicing fees:

--------------------------------------------------------------------------------------------------
                                                           2009
--------------------------------------------------------------------------------------------------
FUND                                                       DISTRIBUTION FEES    SHAREHOLDER
                                                           PAID                 SERVICING
                                                                                FEES PAID
--------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund Class Z             $0                   $263,241
--------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund Class Z                   $0                   $107,303
--------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund Class Z                   $0                   $577,377
--------------------------------------------------------------------------------------------------
Mid Cap Fund Class A                                       $680                 $0
--------------------------------------------------------------------------------------------------
Mid Cap Fund Class C                                       $1,226               $0
--------------------------------------------------------------------------------------------------
Mid Cap Fund Class Z                                       $0                   $4,435
--------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class A                  $104,009             $0
--------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class C                  $40,081              $0
--------------------------------------------------------------------------------------------------
Small Cap Value Opportunities Fund Class Z                 $0                   $185,725
--------------------------------------------------------------------------------------------------
Premium Yield Equity Fund Class A                          $39,031              $0
--------------------------------------------------------------------------------------------------
Premium Yield Equity Fund Class C                          $13,118              $0
--------------------------------------------------------------------------------------------------
International Growth Fund Class A                          $63,215              $0
--------------------------------------------------------------------------------------------------
International Growth Fund Class C                          $1,145               $0
--------------------------------------------------------------------------------------------------

The distribution and shareholder servicing fees for the Capital Appreciation Fund, Core Plus Fixed Income Fund, Emerging Markets Equity Fund, Global Equity Fund, Global Real Estate Fund, International Fixed Income Fund, Large Cap Relative Value Fund, Market Neutral Equity Fund, Mid Cap Value Fund, Small Cap Core Fund and Focused Equity Fund are not included because the Funds had not commenced operations prior to September 30, 2009. The Predecessor Mazama Fund did not adopt a distribution plan pursuant to Rule 12b-1.

For the fiscal year ended September 30, 2009, the aggregate commissions on sales of the Intermediate Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2009, the aggregate commissions on sales of the Ultra Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2009, the aggregate commissions on sales of the Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2009, the aggregate commissions on sales of the Sands Capital Select Growth Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2009, the aggregate commissions on sales of the Mid Cap Fund's shares were $8,197 of which the Distributor paid $5,615 to unaffiliated broker-dealers in the selling network, earned $1,547 as a broker-dealer in the selling network and retained $1,035 in underwriting commissions.

For the fiscal year ended September 30, 2009, the aggregate commissions on sales of the Healthcare and Biotechnology Fund's shares were $47,519 of which the Distributor paid $35,389 to unaffiliated broker-dealers in the selling network, earned $5,305 as a broker-dealer in the selling network and retained $6,825 in underwriting commissions.

For the fiscal year ended September 30, 2009, the aggregate commissions on sales of the Small Cap Value Opportunities Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $. in underwriting commissions.

For the fiscal year ended September 30, 2009, the aggregate commissions on sales of the Premium Yield Equity Fund's shares were $21,333 of which the Distributor paid $17,335 to unaffiliated broker-dealers in the selling network, earned $299 as a broker-dealer in the selling network and retained $3,699 in underwriting commissions.

For the fiscal year ended September 30, 2009, the aggregate commissions on sales of the Touchstone International Growth Fund's shares were $5,095 of which the Distributor paid $2,894 to unaffiliated broker-dealers in the selling network, earned $1,432 as a broker-dealer in the selling network and retained $769 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Intermediate Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Ultra Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Sands Capital Select Growth Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Mid Cap Fund's shares were $4,018 of which the Distributor paid $735 to unaffiliated broker-dealers in the selling network, earned $2,709 as a broker-dealer in the selling network and retained $574 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Healthcare and Biotechnology Fund's shares were $291,335 of which the Distributor paid $227,696 to unaffiliated broker-dealers in the selling network, earned $21,793 as a broker-dealer in the selling network and retained $41,847 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Small Cap Value Opportunities Fund's shares were $2,089 of which the Distributor paid $1,055 to unaffiliated broker-dealers in the selling network, earned $750 as a broker-dealer in the selling network and retained $284 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Premium Yield Equity Fund's shares were $382 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $319 as a broker-dealer in the selling network and retained $63 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Touchstone International Growth Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $240,000 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Intermediate Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Ultra Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Sands Capital Select Growth Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Mid Cap Fund's shares were $3,056 of which the Distributor paid $1,099 to unaffiliated broker-dealers in the selling network, earned $1,521 as a broker-dealer in the selling network and retained $436 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Healthcare and Biotechnology Fund's shares were $92,432 of which the Distributor paid $71,065 to unaffiliated broker-dealers in the selling network, earned $7,553 as a broker-dealer in the selling network and retained $13,814 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Small Cap Value Opportunities Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2007, the aggregate commissions on sales of the Touchstone International Growth Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

The aggregate commissions on sales of shares of the Capital Appreciation Fund, Core Plus Fixed Income Fund, Emerging Markets Equity Fund, Global Equity Fund, Global Real Estate Fund, International Fixed Income Fund, Large Cap Relative Value Fund, Market Neutral Equity Fund, Mid Cap Value Fund, Focused Equity Fund and Small Cap Core Fund are not included because the Funds had not commenced operations prior to September 30, 2009.

The Distributor retains the contingent deferred sales charge on redemptions of shares of the Mid Cap Fund, Healthcare and Biotechnology Fund, Small Cap Value Opportunities Fund, Premium Yield Equity Fund, Touchstone International Growth Fund, Capital Appreciation Fund, Core Plus Fixed Income Fund, Emerging Markets Equity Fund, Global Equity Fund, Global Real Estate Fund, International Fixed Income Fund, Large Cap Relative Value Fund, Market Neutral Equity Fund, Mid Cap Value Fund, Small Cap Core Fund and Focused Equity Fund that are subject to a contingent deferred sales charge. The Predecessor Mazama Fund did not charge a contingent deferred sales charge.

For the fiscal years ended September 30, 2009, 2008 and 2007, the Distributor retained $0, $0 and $0, respectively, of contingent deferred sales charges on the redemption of the Mid Cap Fund.

For the fiscal years ended September 30, 2009, 2008 and 2007, the Distributor retained $3,171, $6,923 and $0, respectively, of contingent deferred sales charges on the redemption of the Healthcare and Biotechnology Fund.

For the fiscal years ended September 30, 2009, 2008 and 2007, the Distributor retained $0, $20 and $0, respectively, of contingent deferred sales charges on the redemption of the Small Cap Value Opportunities Fund.

For the fiscal years ended September 30, 2009 and 2008, the Distributor retained $138 and $23 of contingent deferred sales charges on the redemption of the Premium Yield Equity Fund.

For the fiscal years ended September 30, 2009, 2008 and 2007, the Distributor retained $0, $0 and $0, respectively, of contingent deferred sales charges on the redemption of the Touchstone International Growth Fund.

The amounts retained by the Distributor for the Capital Appreciation Fund, Core Plus Fixed Income Fund, Emerging Markets Equity Fund, Global Equity Fund, Global Real Estate Fund, International Fixed Income Fund, Large Cap Relative Value Fund, Market Neutral Equity Fund, Mid Cap Value Fund, Small Cap Core Fund and Focused Equity Fund are not included because the Funds had not commenced operations prior to September 30, 2009.

TRUSTEES AND OFFICERS OF THE TRUST

The following is a list of the Trustees and principal officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone Fund Complex and other directorships held. All funds managed by the Advisor are part of the "Touchstone Fund Complex." The Touchstone Fund Complex consists of the Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Tax-Free Trust and Touchstone Institutional Funds Trust. The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as "Independent Trustees."

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEES(1):
------------------------------------------------------------------------------------------------------------------------------------
           NAME             POSITION            TERM OF        PRINCIPAL OCCUPATION(S)     NUMBER OF         OTHER DIRECTORSHIPS
         ADDRESS            HELD                OFFICE           DURING PAST 5 YEARS       FUNDS             HELD DURING
      YEAR OF BIRTH         WITH                  AND                                      OVERSEEN          PAST 5 YEARS (4)
                            TRUST              LENGTH OF                                   IN THE
                                                 TIME                                      TOUCHSTONE
                                               SERVED(2)                                   FUND
                                                                                           COMPLEX(3)
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder            Trustee and     Until            President and CEO of IFS          45            Director of LaRosa's
Touchstone                  President       retirement at    Financial Services, Inc. (a                     (a restaurant chain),
Advisors, Inc                               age 75 or        holding company).                               Capital Analysts
303 Broadway                                until she                                                        Incorporated (an
Cincinnati, OH                              resigns or is                                                    investment advisor
Year of Birth: 1955                         removed                                                          and broker-dealer),
                                                                                                             IFS Financial
                                            Trustee since                                                    Services, Inc. (a
                                            2006                                                             holding company),
                                                                                                             Integrity and
                                                                                                             National Integrity
                                                                                                             Life Insurance Co.,
                                                                                                             Touchstone Securities
                                                                                                             (the Trust's
                                                                                                             distributor),
                                                                                                             Touchstone Advisors
                                                                                                             (the Trust's
                                                                                                             investment advisor
                                                                                                             and administrator)
                                                                                                             and W&S Financial
                                                                                                             Group Distributors (a
                                                                                                             distribution company).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
           NAME             POSITION            TERM OF        PRINCIPAL OCCUPATION(S)     NUMBER OF         OTHER DIRECTORSHIPS
         ADDRESS            HELD                OFFICE           DURING PAST 5 YEARS       FUNDS             HELD DURING
      YEAR OF BIRTH         WITH                  AND                                      OVERSEEN          PAST 5 YEARS (4)
                            TRUST              LENGTH OF                                   IN THE
                                                 TIME                                      TOUCHSTONE
                                               SERVED(2)                                   FUND
                                                                                           COMPLEX(3)
------------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox              Trustee         Until            President and Chief               45            Director of
105 East Fourth Street                      retirement at    Executive Officer of Cox                        Cincinnati Bell (a
Cincinnati, OH                              age 75 or        Financial Corp. (a                              communications
Year of Birth: 1947                         until he         financial services company).                    company), Bethesda
                                            resigns or is                                                    Inc. (a hospital),
                                            removed                                                          Timken Co. (a
                                                                                                             manufacturing
                                            Trustee since                                                    company), Diebold (a
                                            2006                                                             technology solutions
                                                                                                             company), Ohio
                                                                                                             Business Alliance for
                                                                                                             Higher Education.
                                                                                                             Director of Duke
                                                                                                             Energy from 1994 -
                                                                                                             2008.
------------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner            Trustee         Until            Principal of HJL                  45            None
c/o Touchstone Advisors,                    retirement at    Enterprises (a privately
Inc.                                        age 75 or        held investment company).
303 Broadway                                until he
Cincinnati, OH                              resigns or is
Year of Birth: 1938                         removed

                                            Trustee since
                                            2007
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann          Trustee         Until            Executive for Duro Bag            45            None
c/o Touchstone Advisors,                    retirement at    Manufacturing Co. (a bag
Inc.                                        age 75 or        manufacturer) from 2002
303 Broadway                                until he         -2008.
Cincinnati, OH                              resigns or is
Year of Birth: 1938                         removed

                                            Trustee since
                                            2006
------------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti             Trustee         Until            CEO, Chairman and Director        45            Director of Q Med
c/o Touchstone                              retirement at    of Avaton, Inc. (a wireless                     (a health care
Advisors, Inc.                              age 75 or        entertainment company)                          management company)
303 Broadway                                until he         until 2006.  President of                       from 2004 - 2007..
Cincinnati, OH                              resigns or is    Cincinnati Biomedical (a
Year of Birth: 1948                         removed          life science and economic
                                                             development company) from
                                            Trustee since    2003 - 2007.
                                            2007             Chairman of Integrated
                                                             Media Technologies (a media
                                                             company).
------------------------------------------------------------------------------------------------------------------------------------
Susan J. Hickenlooper       Trustee         Until            Trustee of Episcopal              45            Trustee of Gateway
c/o Touchstone Advisors,                    retirement at    Retirement Homes Foundation                     Trust (a charitable
Inc.                                        age 75 or                                                        organization) from
303 Broadway                                until he                                                         2006 - 2008, Trustee
Cincinnati, OH                              resigns or is                                                    of Cincinnati Parks
Year of Birth: 1946                         removed                                                          Foundation (a
                                                                                                             charitable
                                            Trustee since                                                    organization).
                                            2009
------------------------------------------------------------------------------------------------------------------------------------

(1) Ms. McGruder, as a director of the Advisor and the Distributor and an officer of affiliates of the Advisor and the Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 21 series of the Trust, 5 series of Touchstone Strategic Trust, 3 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 11 variable annuity series of Touchstone Variable Series Trust and 1 series of Touchstone Institutional Funds Trust.

(4) Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust and Touchstone Institutional Funds Trust.

---------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
OFFICERS:
---------------------------------------------------------------------------------------------------------------------------
              NAME                   POSITION        TERM OF OFFICE AND                  PRINCIPAL OCCUPATION(S)
            ADDRESS                 HELD WITH            LENGTH OF                               DURING
         YEAR OF BIRTH               TRUST(1)           TIME SERVED                           PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder                  President and       Until resignation,        See biography above.
Touchstone                        Trustee             removal or
Advisors, Inc.                                        disqualification
303 Broadway
Cincinnati, OH                                        President since
Year of Birth: 1955                                   2006
---------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch                   Vice President      Until resignation,        Senior Vice President and Chief
Touchstone                                            removal or                Compliance Officer of IFS Financial
Advisors, Inc.                                        disqualification          Services, Inc. (a holding company)
303 Broadway
Cincinnati, OH                                        Vice President since
Year of Birth: 1956                                   2006
---------------------------------------------------------------------------------------------------------------------------
Steven M. Graziano                Vice President      Until resignation,        President of Touchstone Advisors, Inc.;
Touchstone Advisors, Inc.                             removal or                Executive Vice President of Pioneer
303 Broadway                                          disqualification          Investment Management, Head of Retail
Cincinnati, OH                                                                  Distribution and Strategic Marketing 2007
Year of Birth: 1954                                   Vice President since      - 2008; Executive Vice President of
                                                      2009                      Pioneer Investment Management, Chief
                                                                                Marketing Officer 2002 - 2007.
---------------------------------------------------------------------------------------------------------------------------
Joseph Melcher                    Chief Compliance    Until resignation,        Vice President of Compliance of IFS
Touchstone Advisors, Inc.         Officer             removal or                Financial Services (a holding company);
303 Broadway                                          disqualification          Assistant Vice President of Compliance of
Cincinnati, OH                                                                  IFS Financial Services 2005 - 2010.
Year of Birth: 1973                                   Chief Compliance
                                                      Officer since 2010
---------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft              Controller          Until resignation,        Chief Financial Officer and Senior Vice
Touchstone                        and Treasurer       removal or                President of IFS Financial Services, Inc.
Advisors, Inc.                                        disqualification          (a holding company)
303 Broadway
Cincinnati, OH                                        Controller and
Year of Birth: 1962                                   Treasurer since 2006
---------------------------------------------------------------------------------------------------------------------------
Jay S. Fitton                     Secretary           Until resignation,        Assistant Vice President and Senior
JPMorgan                                              removal or                Counsel at JPMorgan Chase Bank, N.A
303 Broadway                                          disqualification
Cincinnati, OH
Year of Birth: 1970                                   Secretary since 2006
---------------------------------------------------------------------------------------------------------------------------

(1) Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Strategic Trust and Touchstone Institutional Funds Trust.

ADDITIONAL INFORMATION ABOUT THE TRUSTEES

The Board believes that each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Board believes that the Trustees' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, Sub-Advisors, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the Funds. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Ms. McGruder, experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Adviser; Mr. Cox, experience as a chief executive officer of a financial services company and director of companies from varied industries; Mr. Lerner, owner of a management consulting services company and executive experience at various businesses; Mr. Siekmann, accounting experience as a partner at a major accounting firm, director experience at another mutual fund complex, executive experience at various businesses and a leadership role at a charitable organization; Mr. Zanotti, executive and board experience at companies from various industries; and Ms. Hickenlooper, executive and board experience at various businesses, foundations and charitable organizations. In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

BOARD STRUCTURE

The Board of Trustees is composed of five Independent Trustees and one Interested Trustee, Jill T. McGruder, who is Chairperson of the Board of Trustees. The full Board has appointed Phillip R. Cox to serve as the Lead Independent Trustee. Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Cox regularly on various Trust issues, as appropriate. Mr. Cox, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust's management between Board meetings. Except for any duties specified herein, the designation of Lead Independent Trustee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.

The Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees. The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trust, given its specific characteristics.

BOARD OVERSIGHT OF RISK

Consistent with its responsibilities for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund's investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Advisor, Sub-Advisors, and other key service providers to the Funds, including the administrator, the distributor, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the Chief Compliance Officer ("CCO"), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee receive regular reports from the Trust's independent auditors on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust's CCO, including meetings in executive sessions, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust's compliance program. In addition, the Board also receives reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments. The Board also receives reports from the Trust's primary service providers on a periodic or regular basis, including the Sub-Advisors to the Portfolios.

TRUSTEE COMPENSATION*

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended September 30, 2009.

------------------------------------------------------------------------------------------------------------
                                   AGGREGATE
                                   COMPENSATION FROM THE            TOTAL COMPENSATION FROM THE
                                   TRUST FOR THE FISCAL YEAR        TOUCHSTONE FUND COMPLEX(2) FOR
                                   ENDED SEPTEMBER 30,              THE FISCAL YEAR ENDED
NAME                               2009(1)                          SEPTEMBER 30, 2009
------------------------------------------------------------------------------------------------------------
Jill T. McGruder                   $0                               $0
------------------------------------------------------------------------------------------------------------
Phillip R. Cox                     $14,083                          $84,500
------------------------------------------------------------------------------------------------------------
Donald Siekmann                    $13,417                          $80,500
------------------------------------------------------------------------------------------------------------
Susan J. Hickenlooper              $2,708                           $16,250
------------------------------------------------------------------------------------------------------------
H. Jerome Lerner                   $12,083                          $72,500
------------------------------------------------------------------------------------------------------------
John P. Zanotti                    $12,833                          $77,000
------------------------------------------------------------------------------------------------------------

(1) The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended September 30, 2009 is as follows: $0.

(2) The Touchstone Fund Complex consists of 21 series of the Trust, 3 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 5 series of Touchstone Strategic Trust, 11 variable annuity series of Touchstone Variable Series Trust and 1 series of Touchstone Institutional Funds Trust.

Each Independent Trustee receives a quarterly retainer of $9,500 and a fee of $4,500 for each Board meeting attended in person and $1,500 for attendance by telephone. Each Committee member receives a fee of $2,250 for each committee meeting attended in person and $1,500 for attendance by telephone. The lead Trustee receives an additional $3,000 quarterly retainer. The Committee Chairmen receive an additional $1,500 - $2,000 quarterly retainer, depending on the committee. All fees are split equally among the Trusts comprising the Touchstone Fund Complex.

STANDING COMMITTEES OF THE BOARD

The Board of Trustees is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust's Declaration of Trust. The Board has established the following committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.

AUDIT COMMITTEE. Messrs. Siekmann and Lerner are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. During the fiscal year ended September 30, 2009, the Audit Committee held four meetings.

GOVERNANCE COMMITTEE. Messrs. Cox and Zanotti and Ms. Hickenlooper are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust's compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. The Governance Committee held four meetings during the fiscal year ended September 30, 2009.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to John P. Zanotti, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

TRUSTEE OWNERSHIP IN THE TOUCHSTONE FUND COMPLEX

The following table reflects the Trustees' beneficial ownership in the Funds* and the Touchstone Fund Complex as of December 31, 2009.

------------------------------------------------------------------------------------------------------------------------------------
                                             Dollar Range of               Dollar Range of                Dollar Range of
                                              Securities in            Securities in Small Cap        Securities in Emerging
                                           International Growth          Value Opportunities            Markets Equity Fund
                                                   Fund                          Fund
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder                           None                          None                          None
Phillip R. Cox                             None                          None                          None
H. Jerome Lerner                           None                          None                          None
Donald C. Siekmann                         $50,001 -$100,000             None                          None
Susan J. Hickenlooper                      None                          None                          $10,001 - $50,000
John P. Zanotti                            None                          $1 - $10,000                  None
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             Dollar Range of               Dollar Range of                Dollar Range of
                                           Securities in Global          Securities in Global         Securities in Large Cap
                                               Equity Fund                 Real Estate Fund             Relative Value Fund

------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder                           None                          None                          None
Phillip R. Cox                             None                          None                          None
H. Jerome Lerner                           None                          None                          None
Donald C. Siekmann                         None                          None                          None
Susan J. Hickenlooper                      $10,001 - $50,000             $10,001 - $50,000             $10,001 - $50,000
John P. Zanotti                            None                          None                          None
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                             Dollar Range of               Aggregate Dollar
                                           Securities in Small          Range of Securities in
                                              Cap Core Fund              the Touchstone Fund
                                                                              Complex(1)
------------------------------------------------------------------------------------------------------
Jill T. McGruder                           None                          Over $100,000
Phillip R. Cox                             None                          None
H. Jerome Lerner                           None                          Over $100,000
Donald C. Siekmann                         None                          Over $100,000
Susan J. Hickenlooper                      $10,001 - $50,000             $50,001 - $100,000
John P. Zanotti                            None                          $50,001 - $100,000
------------------------------------------------------------------------------------------------------

* The Trustees did not have any beneficial interest in the Funds that are not listed in the chart above.

(1) The Touchstone Fund Complex consists of 21 series of the Trust, 5 series of Touchstone Strategic Trust, 3 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 11 variable annuity series of Touchstone Variable Series Trust and 1 series of Touchstone Institutional Funds Trust.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through JPMorgan P.O. Box 5354 Cincinnati, OH 45201-5354, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the days on which each Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would have to pay brokerage costs to sell the securities distributed to you.

Each Fund's net asset value ("NAV") per share is computed once daily, Monday through Friday, at 4:00 p.m. Eastern Time except when the Fund is not open for business, days during which the Fund receives no purchase or redemption orders, customer holidays and on days when the New York Stock Exchange is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Advisor, the sub-advisors, the Administrator, the Transfer Agent and/or the Fund's custodian are not open for business.

The Funds participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's NAV next computed after acceptance by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Trust's annual report contains additional performance information and will be made available to investors upon request and without charge.

CLASS A SHARES. Class A shares are sold at NAV plus an initial sales charge as shown in the table below. In some cases the initial sales charge for purchases of Class A shares may be waived or reduced, as described in the Prospectuses.

SALES CHARGE FOR EQUITY AND THE TOUCHSTONE GLOBAL REAL ESTATE FUND AND THE TOUCHSTONE MARKET NEUTRAL EQUITY FUND (THE "ALTERNATIVE INVESTMENT FUNDS"):

--------------------------------------------------------------------------------------------------------------------------------
Amount of Investment                                   Percentage of           Which Equals this           Dealer Reallowance
                                                       Offering Price          Percentage of Your Net      as Percentage of
                                                       Deducted for Sales      Investment                  Offering Price
                                                       Charge
--------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                                      5.75%                   6.10%                       5.00%
--------------------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                         4.50%                   4.71%                       3.75%
--------------------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                        3.50%                   3.63%                       2.75%
--------------------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                        2.95%                   3.04%                       2.25%
--------------------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000                      2.25%                   2.30%                       1.75%
--------------------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                                     None                    None                        None
--------------------------------------------------------------------------------------------------------------------------------

SALES CHARGE FOR BOND FUNDS

--------------------------------------------------------------------------------------------------------------------------------
Amount of Investment                                   Percentage of           Which Equals this           Dealer Reallowance
                                                       Offering Price          Percentage of Your Net      as Percentage of
                                                       Deducted for Sales      Investment                  Offering Price
                                                       Charge
--------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                                      4.75%                   4.99%                       4.00%
--------------------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                         4.50%                   4.71%                       3.75%
--------------------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                        3.50%                   3.63%                       2.75%
--------------------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                        2.95%                   3.04%                       2.25%
--------------------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000                      2.25%                   2.30%                       1.75%
--------------------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                                     None                    None                        None
--------------------------------------------------------------------------------------------------------------------------------

For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers may receive compensation of up to 1.00% of such purchases from the Distributor according to the following schedule:

Amount of Investment                                   Dealer Fee
--------------------                                   ----------
$1 million but less than $3 million                    1.00%
$3 million but less than $5 million                    0.75%
$5 million but less than $25 million                   0.50%
$25 million or more                                    0.25%

The Distributor does not have an annual reset for these fees. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Funds may be aggregated with concurrent purchases of Class A shares of other Touchstone Funds. If a commission was paid to a participating unaffiliated dealer and the Class A shares are redeemed within a year of their purchase, a contingent deferred sales charge ("CDSC") of 1.00% will be charged on the redemption. Dealers should contact the Distributor for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Touchstone Funds will not qualify for payment of the dealer's commission unless the exchange is from a Touchstone Fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a CDSC if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "CDSC for Certain Redemptions of Class A shares" below.

CLASS C SHARES. Class C shares are sold at NAV, without an initial sales charge and are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed. A CDSC will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class C shares. The Distributor intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

CLASS Y SHARES. Class Y shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC. Class Y shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor. These agreements are generally limited to discretionary managed, asset allocation, or wrap products offered by broker-dealers and financial institutions and may be subject to fees by the participating broker-dealer or financial institution.


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

CLASS Z SHARES. Class Z shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC but are subject to a shareholder servicing fee. Class Z shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor.

INSTITUTIONAL SHARES. Institutional shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC, but are subject to higher initial investment requirements than other classes of shares of a Fund. Institutional shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor. These agreements are generally limited to discretionary managed, asset allocation, or wrap products offered by broker-dealers and financial institutions and may be subject to fees by the participating broker-dealer or financial institution. Institutional shares may also be purchased directly through the Distributor.

Class A shareholders who are eligible to invest in Class Y shares are eligible to exchange their Class A shares for Class Y shares of the same fund, if offered in their state and such an exchange can be accommodated by their financial institution. Class Y shares may be available through financial institutions that have appropriate selling agreements with Touchstone, or through "processing organizations" (e.g., mutual fund supermarkets) that purchase shares for their customers. No sales charges or other charges will apply to any such exchange, which will be processed as a liquidation and a purchase. For federal income tax purposes, asset transfers between share classes of the same fund are not expected to result in the realization by the investor of a capital gain or loss. There can be no assurance of any particular tax treatment, however, and you should consult with your tax advisor before entering into a share class exchange.

ADDITIONAL INFORMATION ON THE CDSC

The CDSC is waived under the following circumstances:

o Any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Distributor may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

o Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

o Redemptions from retirement plans qualified under Section 401 of the Code. The CDSC will be waived for benefit payments made by Touchstone directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

o Redemptions that are mandatory withdrawals from a traditional IRA account after age 70 1/2. The Worker, Retiree, and Employer Recovery Act of 2008 abated this mandatory withdrawal requirement for the 2009 calendar year.

GENERAL. All sales charges imposed on redemptions are paid to the Distributor. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

CDSC FOR CERTAIN REDEMPTIONS OF CLASS A SHARES. A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.

EXAMPLES. The following example will illustrate the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

PURCHASE AND REDEMPTION INFORMATION

WAIVER OF MINIMUM INVESTMENT REQUIREMENTS. The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1. Any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.

2. Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with the Distributor.

The minimum investment waivers are not available for Institutional shares of the Funds.

WAIVER OF CLASS A SALES CHARGES. In addition to the categories of purchasers described in the prospectus from whom the sales charge on purchases of Class A shares of the Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1. purchases into a Fund by any director, officer, employee (and their immediate family members, as defined below), or current separate account client of or referral by a Sub-Advisor to that particular Fund;

2. purchases by any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group or any of its affiliates; and

3. purchases by any employees of JPMorgan (formerly Integrated Investment Services, Inc.) who provide services for Touchstone Investments.

Exemptions must be qualified in advance by the Distributor. At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law, and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

WAIVER OF CLASS A SALES CHARGE FOR FORMER CONSTELLATION SHAREHOLDERS. Shareholders who owned shares of the Trust as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the frond-end sales charge for purchases of Class A Shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

WAIVER OF CLASS A SALES CHARGE FOR FORMER NAVELLIER SHAREHOLDERS. Shareholders who owned shares of the Navellier International Growth Portfolio as of September 26, 2008 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the frond-end sales charge for purchases of Class A Shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

CLASS Y SHARES GRANDFATHER CLAUSE. New purchases of the Class Y shares are no longer available directly through Touchstone. Those shareholders who owned Class Y shares purchased directly through Touchstone prior to February 2, 2009 may continue to hold Class Y shares of the corresponding Fund(s). In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009.

PURCHASES IN KIND. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the Fund's investment goals and is otherwise acceptable to the Advisor. Before purchasing shares by tendering payment in-kind, an investor is urged and advised to consult with his, her or its tax advisor regarding the tax consequences of such a transaction.

REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will bear the market risk until the securities are sold and the redeeming shareholder will generally incur brokerage costs and other costs, including income taxes, if any, in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of a Fund's NAV at the beginning of such period.

UNCASHED DISTRIBUTION CHECKS. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

FUND SHARES PURCHASED BY CHECK. We may delay paying your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

LOW ACCOUNT BALANCES. If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Administrator and under the general supervision of the Trustees. The Administrator or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Trust's Fair Value Committee will make a good faith determination as to the "fair value" of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general supervision of the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate net asset value. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.

TAXES

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of a Fund. The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable U.S. Treasury Regulations promulgated thereunder (the "Regulations"), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive, and may affect the conclusions expressed herein. The summary applies only to beneficial owners of a Fund's shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund's shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund's shares through tax-advantaged accounts (such as an individual retirement account (an "IRA"), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund's shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund. SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE OWNERSHIP, PURCHASE AND DISPOSITION OF AN INVESTMENT IN A FUND INCLUDING, BUT NOT LIMITED TO, THE APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AFFECTING THE PARTICULAR SHAREHOLDER OF SUCH FUND'S SHARES AND TO POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

GENERAL. For federal tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company ("RIC") under the Code. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by it without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents, through borrowing the amounts required.

QUALIFICATION AS REGULATED INVESTMENT COMPANY. Qualification as a RIC under the Code requires, among other things, that: (a) each Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Qualifying Income Requirement"), and net income from certain qualified publicly traded partnerships; (b) each Fund diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more "qualified publicly traded partnerships"; and (c) each Fund distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax-exempt interest, if any, net of expenses allocable thereto.

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the qualifying income requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, no such regulations have been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements at least 90% of its investment company taxable income and at least 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions ("net tax-exempt interest"). Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder's gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

If for any taxable year a Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2011) and the dividends-received deduction for corporation shareholders.

EXCISE TAX. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year), and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid Excise Tax liability at a time when an investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC. No assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.

CAPITAL LOSS CARRYFORWARDS. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. As of September 30, 2009, the Funds had the following capital loss carryforwards for federal income tax purposes. Capital loss carryforward information for the Predecessor Mazama Fund is as of December 31, 2009.

--------------------------------------------------------------------------------
FUND                                        AMOUNT OF CAPITAL LOSS CARRYFORWARDS
--------------------------------------------------------------------------------
Intermediate Fixed Income Fund              $87,072
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund      $10,462,531
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund            $5,458,876
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund            $30,790,451
--------------------------------------------------------------------------------
International Growth Fund                   $328,042
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund           $6,462,446
--------------------------------------------------------------------------------
Mid Cap Fund                                $120,759,656
--------------------------------------------------------------------------------
Premium Yield Equity Fund                   $3,084,301
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund          $31,350,357
--------------------------------------------------------------------------------
Predecessor Mazama Fund                     $4,170,130
--------------------------------------------------------------------------------

A Fund cannot carry back or carry forward any net operating losses. If a Fund engages in a reorganization, either as an acquiring fund or as an acquired fund, its ability to use its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be substantially limited.

ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT. A Fund may make investments in STRIPS, TRs, TIGRs, LYONs, CATS and other Zero Coupon securities which are treated as having acquisition discount, or original issue discount ("OID") (generally a debt obligation with a purchase price less than its principal amount). Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though it will not receive cash payments for such discount until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund's governing documents, through borrowing the amounts required to be distributed. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income.

OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund ("Section 1256 contracts"), other than contracts on which it has made a "mixed-straddle election", will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

SWAPS AND DERIVATIVES. As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year). With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a RIC might be affected. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.

STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute "straddles." Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddles is governed by Section 1256, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the "wash sale" and "short sale" rules. As a result, the straddle rules could cause distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund's holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund's holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund's risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES. A Fund may in certain circumstances be impacted by special rules relating to "wash sales." In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

SHORT SALES. A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the "Constructive Sales" rules, discussed above.

TAX CREDIT BONDS. If a Fund holds (directly or indirectly) one or more "tax credit bonds" (defined below) on one or more specified dates during a Fund's taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such tax credit bonds. A tax credit bond is defined in the Code as a "qualified tax credit bond" (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a "build America bond" (which includes certain qualified bonds issued before January 1, 2011) or certain other bonds specified in the Code. If a Fund were to make an election, a shareholder of such Fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company ("PFIC") or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on "excess distributions" received from the stock of the PFIC held by it or on any gain from the sale of such equity interest in the PFIC (collectively "PFIC income"), plus interest thereon even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Funds distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund's economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a "qualified electing fund" ("QEF"), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF's annual ordinary earnings and net capital gain to satisfy the Code's minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to such Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund's adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund's income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund's investment company income distributable to its shareholders.

FOREIGN TAXATION. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund may file an election (the "pass-through election") with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each shareholder will be notified within 60 days after the close of each Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

REITS. A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in such Fund's receipt of cash in excess of the REIT's earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC or a TMP (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of RICs, such as the Funds, will be allocated to shareholders of such RICs in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, a Fund may not be a suitable investment for certain tax-exempt-shareholders. See "Tax-Exempt Shareholders."

DISTRIBUTIONS. Distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as "capital gain dividends" (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below. Noncorporate shareholders of a Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of "qualified dividend income" received by such noncorporate shareholders in taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. A distribution from a Fund will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund's distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Not later than 60 days after the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders are urged and advised to consult their own tax advisors for more information.

PURCHASES OF FUND SHARES. Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund's taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder's holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the "wash sale" rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

BACKUP WITHHOLDING. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification ("TIN") certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA and Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE STATE AND LOCAL TAX RULES AFFECTING INVESTMENTS IN THE FUNDS.

NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.

Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund, capital gain dividends, and, with respect to taxable years beginning before January 1, 2010, short-term capital gain dividends, provided that such Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of such Fund constitute U.S. real property interests (USRPIs), as described below.

For taxable years beginning before January 1, 2010, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by a Fund as interest-related dividends. Interest-related dividends are generally attributable to a RIC's net interest income earned on certain debt obligations and paid to non-U.S. shareholders. In order to qualify as an interest-related dividend a Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of its taxable year.

Distributions of a Fund when at least 50% of its assets are USRPIs, as defined in the Code and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain "U.S. real property holding corporations," which may include certain REITs, among other entities, and certain REIT capital gain dividends) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.

Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by a Fund. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder's country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN). ALL NON-U.S. SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could realize unrelated business taxable income ("UBTI") by virtue of its investment in a Fund due to such Fund's investments and if shares in such Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code
Section 514(b).

It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if the Fund recognizes "excess inclusion income" (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts
(CRTs) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. ALL TAX-EXEMPT SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND INCLUDING, BUT NOT LIMITED TO, THE APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AFFECTING THE PARTICULAR SHAREHOLDER AND TO POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

PORTFOLIO TRANSACTIONS

The Advisor and each Sub-Advisor are authorized to select brokers and dealers to effect securities transactions for the Funds. Each will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Advisor and each Sub-Advisor generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Advisor and each Sub-Advisor seek to select brokers or dealers that offer a Fund best price and execution or other services that benefit the Funds.

The Advisor and each Sub-Advisor may, consistent with the interests of the Funds, select brokers on the basis of the research services provided to the Advisor and the Sub-Advisor. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Advisor and each Sub-Advisor will be in addition to and not in lieu of the services required to be performed by the Advisor and the Sub-Advisor under the Advisory Agreement or applicable Sub-Advisory Agreement, respectively. If, in the judgment of the Advisor and each Sub-Advisor, a Fund or other accounts managed by the Advisor and the Sub-Advisor will be benefited by supplemental research services, the Advisor and the Sub-Advisor are authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Advisor and each Sub-Advisor will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Advisor or the Sub-Advisor will find all of such services of value in advising that Fund.

The Funds may execute brokerage or other agency transactions through brokers that may be deemed "affiliates" under the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, an affiliated broker is permitted to receive commissions that do not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the affiliated brokers and will review these procedures periodically.

It is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares made through broker-dealers, and in no event may the Advisor or a Sub-Advisor directly or indirectly compensate a broker for promoting Fund shares with payments from Fund portfolio transactions. In addition, notwithstanding anything to the contrary in the Advisory Agreement or any Sub-Advisory Agreement, neither the Advisor nor any Sub-Advisor may consider the sale of Fund shares in selecting among executing broker-dealers. The Funds may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Frank Russell Securities, Inc.

For the fiscal years ended September 30, 2008 and 2009 the Trust's portfolio turnover rates were as follows:

------------------------------------------------------------------------------
                                               PORTFOLIO TURNOVER RATE
                                               -------------------------------
FUND                                           2009               2008
------------------------------------------------------------------------------
Intermediate Fixed Income Fund                 125%               62%
------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund         15%                56%
------------------------------------------------------------------------------
Short Duration Fixed Income Fund               79%                25%
------------------------------------------------------------------------------
Healthcare and Biotechnology Fund              162%               127%
------------------------------------------------------------------------------
Small Cap Value Opportunities Fund             215%               222%
------------------------------------------------------------------------------
Sands Capital Select Growth Fund               50%                39%
------------------------------------------------------------------------------
Mid Cap Fund                                   187%               157%
------------------------------------------------------------------------------

The portfolio turnover rates for the Capital Appreciation Fund, Core Plus Fixed Income Fund, Emerging Markets Equity Fund, Global Equity Fund, Global Real Estate Fund, International Fixed Income Fund, Large Cap Relative Value Fund, Market Neutral Equity Fund, Mid Cap Value Fund, Small Cap Core Fund and Focused Equity Fund are not included because the Funds had not commenced operations prior to September 30, 2009.

The portfolio turnover rate for the Intermediate Fixed Income Fund increased significantly from 2008 to 2009 due to a change in the sub-advisor of the Fund. The new sub-advisor changed the portfolio of the Fund to fit its investment style.

For the period from its inception (December 3, 2007) through September 30, 2008, and the fiscal year ended September 30, 2009, the portfolio turnover rate for the Premium Yield Equity Fund was as follows:

----------------------------------------------------------------------------
                                            PORTFOLIO TURNOVER RATE
                                            --------------------------------
FUND                                        2008                2009
----------------------------------------------------------------------------
Premium Yield Equity Fund                   181%                30%
----------------------------------------------------------------------------

The portfolio turnover rate for the Premium Yield Equity Fund decreased significantly from 2008 to 2009 due to a change in the economic conditions of the marketplace.

For the fiscal years ended December 31, 2007, the period from January 1, 2008 through September 30, 2008, and the fiscal year ended September 30, 2009, the International Growth Fund's portfolio turnover rates were as follows:

--------------------------------------------------------------------------------
                                         PORTFOLIO TURNOVER RATE
                                         ---------------------------------------
FUND                                     2007            2008           2009
--------------------------------------------------------------------------------
International Growth Fund                91%             35%            37%
--------------------------------------------------------------------------------

For the fiscal years ended December 31, 2008 and December 31, 2009, the Predecessor Mazama Fund's portfolio turnover rates were as follows:

--------------------------------------------------------------------------------
                                          PORTFOLIO TURNOVER RATE
                                          --------------------------------------
FUND                                      2008(1)        2009
--------------------------------------------------------------------------------
Predecessor Mazama Fund                   200%
--------------------------------------------------------------------------------

(1)The Predecessor Mazama Fund commenced operations on January 30, 2008.

The brokerage commissions paid by the Trust for the fiscal years ended September 30, 2007, 2008 and 2009 were as follows:

--------------------------------------------------------------------------------
                                         TOTAL DOLLAR AMOUNT OF BROKERAGE
                                         COMMISSIONS PAID
                                         ---------------------------------------
FUND                                     2007           2008          2009
--------------------------------------------------------------------------------
Intermediate Fixed Income Fund           N/A            N/A           N/A
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund   N/A            N/A           N/A
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund         N/A            N/A           N/A
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund       $806,018       $812,822      $810,506
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund        $122,502       $131,592      $155,805
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund         $187,632       $209,016      $338,702
--------------------------------------------------------------------------------
Mid Cap Fund                             $1,151,097     $1,456,517    $1,121,893
--------------------------------------------------------------------------------

The brokerage commissions for the Capital Appreciation Fund, Core Plus Fixed Income Fund, Emerging Markets Equity Fund, Global Equity Fund, Global Real Estate Fund, International Fixed Income Fund, Large Cap Relative Value Fund, Market Neutral Equity Fund, Mid Cap Value Fund, Small Cap Core Fund and Focused Equity Fund are not included because the Funds had not commenced operations prior to September 30, 2009.

For the period from its inception (December 3, 2007) through September 30, 2008, and the fiscal year ended September 30, 2009, the brokerage commissions paid by the Premium Yield Equity Fund were as follows:

--------------------------------------------------------------------------------
                                          TOTAL DOLLAR AMOUNT OF BROKERAGE
                                          COMMISSIONS PAID
                                          --------------------------------------
FUND                                      2008                2009
--------------------------------------------------------------------------------
Premium Yield Equity Fund                 $101,639            $28,351
--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2007, the period from January 1, 2008 through September 30, 2008, and the fiscal year ended September 30, 2009, the International Growth Fund paid the following brokerage commissions:

--------------------------------------------------------------------------------
                                         TOTAL AMOUNT OF BROKERAGE
                                         COMMISSIONS PAID
                                         ---------------------------------------
FUND                                     2007          2008        2009
--------------------------------------------------------------------------------
International Growth Fund                $2,174        $8,509      $14,149
--------------------------------------------------------------------------------

For the fiscal years ended December 31, 2008 and December 31, 2009, the Predecessor Mazama Fund paid the following brokerage commissions:

--------------------------------------------------------------------------------
                                          TOTAL DOLLAR AMOUNT OF BROKERAGE
                                          COMMISSIONS PAID
                                          --------------------------------------
FUND                                      2008(1)       2009
--------------------------------------------------------------------------------
Predecessor Mazama Fund                   $92,798       $
--------------------------------------------------------------------------------

(1)Commissions paid from the commencement date of the Predecessor Mazama Fund (January 30, 2008) through December 31, 2008.

The brokerage commissions paid by the Trust to the Distributor for the fiscal years ended September 30, 2007, 2008 and 2009 were as follows:

--------------------------------------------------------------------------------
                                         TOTAL DOLLAR AMOUNT OF BROKERAGE
                                         COMMISSIONS PAID TO THE DISTRIBUTOR
                                         ---------------------------------------
FUND                                     2007           2008           2009
--------------------------------------------------------------------------------
Intermediate Fixed Income Fund           N/A            N/A            N/A
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund   N/A            N/A            N/A
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund         N/A            N/A            N/A
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund         N/A            N/A            N/A
--------------------------------------------------------------------------------
Small Cap Value Opportunities Fund       N/A            $750           N/A
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund        $7,553         $21,793        $5,305
--------------------------------------------------------------------------------
Mid Cap Fund                             $1,521         $2,709         $1,547
--------------------------------------------------------------------------------

The brokerage commissions paid to the Distributor for the Capital Appreciation Fund, Core Plus Fixed Income Fund, Emerging Markets Equity Fund, Global Equity Fund, Global Real Estate Fund, International Fixed Income Fund, Large Cap Relative Value Fund, Market Neutral Equity Fund, Mid Cap Value Fund, Small Cap Core Fund and Focused Equity Fund are not included because the Funds had not commenced operations prior to September 30, 2009.

For the period from its inception (December 3, 2007) through September 30, 2008, and the fiscal year ended September 30, 2009, the brokerage commissions paid to the Distributor by the Premium Yield Equity Fund were as follows:

--------------------------------------------------------------------------------
FUND                            TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS
                                PAID TO THE DISTRIBUTOR
                                ------------------------------------------------
                                2008         2009
--------------------------------------------------------------------------------
Premium Yield Equity Fund       $319         $299
--------------------------------------------------------------------------------


For the fiscal year ended December 31, 2007, the period from January 1, 2008 through September 30, 2008, and the fiscal year ended September 30, 2009, the International Growth Fund paid the following brokerage commissions to the
Distributor:

--------------------------------------------------------------------------------
                                TOTAL DOLLAR AMOUNT OF BROKERAGE
                                COMMISSIONS PAID TO THE DISTRIBUTOR
                                ------------------------------------------------
FUND                            2007          2008          2009
--------------------------------------------------------------------------------
International Growth Fund       $0            $0            $1,432
--------------------------------------------------------------------------------

During the fiscal year ended December 31, 2009, the amount of brokerage transactions and related commissions for the Predecessor Mazama Fund directed to brokers due to research services provided were as follows:

                                           BROKERAGE          BROKERAGE
                                          TRANSACTIONS       COMMISSIONS
Predecessor Mazama Fund                        $                   $

The total amount of securities of regular Broker/Dealers held by each Fund for the fiscal year ended September 30, 2009 were as follows:

-------------------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL AMOUNT OF
                                                                              SECURITIES HELD
FUND                                    NAME OF BROKER/DEALER                 BY FUND                  TYPE OF SECURITY
-------------------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed              Bank of America                       $1,007,659               Debt
Income Fund
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income
Fund                                    Morgan Stanley                        $584,461                 Debt
-------------------------------------------------------------------------------------------------------------------------------
                                        Suntrust                              $269,373                 Debt
-------------------------------------------------------------------------------------------------------------------------------
                                        Bank of America                       $522,189                 Debt
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
International Growth Fund               Credit Suisse                         $632,796                 Equity
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income
Fund                                    Bank of America                       $715,410                 Debt
-------------------------------------------------------------------------------------------------------------------------------
                                        Citigroup                             $1,454,073               Debt
-------------------------------------------------------------------------------------------------------------------------------
                                        Deutsch Bank                          $215,834                 Debt
-------------------------------------------------------------------------------------------------------------------------------
                                        Goldman Sachs                         $1,874,490               Debt
-------------------------------------------------------------------------------------------------------------------------------
                                        Jefferies Group                       $529,184                 Debt
-------------------------------------------------------------------------------------------------------------------------------
                                        JPMorgan                              $696,994                 Debt
-------------------------------------------------------------------------------------------------------------------------------
                                        Key Bank                              $336,678                 Debt
-------------------------------------------------------------------------------------------------------------------------------
                                        Merrill Lynch                         $713,469                 Debt
-------------------------------------------------------------------------------------------------------------------------------
                                        Morgan Stanley                        $584,757                 Debt
-------------------------------------------------------------------------------------------------------------------------------
                                        Wachovia                              $575,239                 Debt
-------------------------------------------------------------------------------------------------------------------------------

The total amount of securities of regular Broker/Dealers held by the Predecessor Mazama Fund for the fiscal year ended December 31, 2009 were as follows:

                                                                  TOTAL AMOUNT OF
                                                                  SECURITIES HELD
FUND                              NAME OF BROKER/DEALER                BY FUND             TYPE OF SECURITY
----                              ---------------------                -------             ----------------
Predecessor Mazama Fund          Goldman Sachs Group, Inc.                $

DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds' portfolio holdings to any person requesting this information. These policies and procedures are monitored on an on-going basis by the Board of Trustees through periodic reporting by the Funds' Chief Compliance Officer. The Chief Compliance Officer will report any material violations immediately to the Board of Trustees and will report any immaterial violations to the Board at the next quarterly meeting. No compensation will be received by a Fund, the Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

      1)    A request made by a Sub-Advisor for a Fund (or that portion of a
            Fund) that it manages;

      2) A request by executive officers of the Advisor for routine oversight and management purposes;

      3) For use in preparing and distributing routine shareholder reports, including disclosure to the Funds' independent registered public accounting firm, typesetter and printer. Routine shareholder reports are filed as of the end of each calendar quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the six-month period. The Funds provide their full holdings to their registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end. The Funds provide their full holdings to their typesetter at least 30 days after the end of the calendar quarter. The Funds provide their full holdings to their printer at least 45 days after the six-month period.

      o The Funds (except the Sands Capital Select Growth Fund) provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

      o The Funds (except the Sands Capital Select Growth Fund) provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

      o The Sands Capital Select Growth Fund provides its full holdings on its publicly available website and to market data agencies monthly, as of the end of a month, at least sixty days after month-end.

      o The Sands Capital Select Growth Fund provides its top five holdings on its publicly available website and to market data agencies quarterly, as of the end of a calendar quarter, at least seven business days after quarter end.

      o The Sands Capital Select Growth Fund provides its full holdings to its typesetter and printer quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

You may access the public website at www.TouchstoneInvestments.com.

Employees of the Advisor and the Funds' Sub-Advisor that are access persons under the Funds' Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Funds' assets and the Funds' accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of a Fund's portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, the Distributor, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

VOTING

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Voting rights are not cumulative. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Trust's Declaration of Trust authorizes the issuance of an unlimited number of Funds and shares of each Fund. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the Fund, after taking into account additional distribution and shareholder servicing expenses attributable to the Class A, Class C and Class Z Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Delaware statutory trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor, each Sub-Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Sub-Advisor(s). Generally, Sub-Advisors will vote such proxies in accordance with their respective proxy voting policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees may periodically review each Fund's proxy voting record. Information about how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available by August 31st of that year without charge, upon request by calling 1-800-543-0407 or by writing to the Trust at Touchstone Funds Group Trust, P.O. Box 5354, Cincinnati, OH 45201-5354. Each Fund's Form N-PX (its voting record) will also be available on the SEC's website at www.sec.gov and on the Touchstone website at www.TouchstoneInvestments.com.


CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of ___________, 2010, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.

---------------------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS                             PERCENTAGE OF
FUND                                     OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund           Hertrus & Co.                                97.09%
Institutional shares                     PO Box 445
                                         Hershey, PA 17033
---------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed               Charles Schwab & Co.                         77.05%
Income Fund Class Z                      101 Montgomery St
                                         San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income              Charles Schwab & Co.                         89.88%
Fund Class Z                             101 Montgomery St
                                         San Francisco, CA 94101-4151
---------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income              Charles Schwab & Co.                         55.65%
Fund Class Y                             101 Montgomery St
                                         San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------
                                         Raymond James & Associates Inc.              25.28%
                                         FBO Dennis W Armst
                                         525 S Tipsico Lake Rd.
                                         Milford, MI 48380
---------------------------------------------------------------------------------------------------------------
                                         Raymond James & Associates Inc.              17.28%
                                         FBO Dennis W Armst
                                         2953 W Highland Rd.
                                         Highland, MI 48357
---------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth              Charles Schwab & Co. Inc.                    29.50%*
Fund Class Z                             For the Benefit of its Customers
                                         101 Montgomery St.
                                         San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------------------
                                         Citigroup Global Markets Inc.                20.30%
                                         333 West 34th Street, 3rd Floor
                                         New York, NY  10001
---------------------------------------------------------------------------------------------------------------
                                         Pershing LLC                                 8.78%
                                         1 Pershing Plaza
                                         Jersey City, NJ 07399
---------------------------------------------------------------------------------------------------------------
                                         National Financial Services Corp             5.26%
                                         For the Exclusive Benefit of Our Customers
                                         100 Magellan Way
                                         Covington, KY  41015-1987
---------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth              Charles Schwab & Co. Inc.                    12.83%
Fund Class Y                             4500 Cherry Creek Dr. S. Fl. 3
                                         Denver, CO 80209
---------------------------------------------------------------------------------------------------------------
                                         The Vanguard Fiduciary Trust Co.             54.56%
                                         PO Box 2600 VM 613
                                         Valley Forge, PA  19482
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS                             PERCENTAGE OF
FUND                                     OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------
                                         Saxon and Co                                 15.24%
                                         PO Box 7780-1888
                                         Philadelphia, PA  19182
---------------------------------------------------------------------------------------------------------------
                                         Pitcairn Trust Company                       6.81%
                                         165 Township Line Rd.
                                         Jenkintown, PA 19046
---------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class Y                     Patterson & Co Omnibus Cash/Cash             77.76%
                                         1525 West WT Harris Blvd
                                         Charlotte, NC  28288-0001
---------------------------------------------------------------------------------------------------------------
                                         Patterson & Co Omnibus Rein/Rein             15.97%
                                         1525 West WT Harris Blvd
                                         Charlotte, NC  28288-0001
---------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class A                     Raymond James & Associates Inc.              11.23%
                                         FBO Raymond James
                                         PO Box 14407
                                         Saint Petersburg, FL
---------------------------------------------------------------------------------------------------------------
                                         First Clearing LLC                           6.49%
                                         4 Blitzen Circle
                                         NY Mills, NY 13417
---------------------------------------------------------------------------------------------------------------
                                         Raymond James & Associates Inc.              6.08%
                                         FBO Joann Apuzzo
                                         433 Saline River Dr.
                                         Saline, MI 48176
---------------------------------------------------------------------------------------------------------------
                                         Raymond James & Associates Inc.              5.93%
                                         FBO Mark Longo
                                         803 Meadowview Lane
                                         Gates Mill, OH 44040
---------------------------------------------------------------------------------------------------------------
                                         W Kirk Marshall                              9.10%
                                         35000 Division STE 5
                                         Richmond, MI 48062
---------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class C                     Raymond James & Associates Inc.              9.47%
                                         FBO John E Rockhill
                                         1900 Tarpon LN
                                         Vero Beach, FL 32960
---------------------------------------------------------------------------------------------------------------
                                         Raymond James & Associates Inc.              5.82%
                                         FBO Glenn F Alban
                                         Suite 102
                                         Worthington, OH 43085
---------------------------------------------------------------------------------------------------------------
                                         Raymond James & Associates Inc.              10.00%
                                         FBO Beth Anne Thomas
                                         8144 Davington Drive
                                         Dublin, OH 43017
---------------------------------------------------------------------------------------------------------------
                                         Raymond James & Associates Inc.              5.28%
                                         FBO Joellyn H Grass
                                         6830 18th Ave. NE
                                         Seattle, WA 98115
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS                             PERCENTAGE OF
FUND                                     OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------
                                         LPL Financial Services                       11.08%
                                         9785 Towne Center Drive
                                         San Diego, CA 92121
---------------------------------------------------------------------------------------------------------------
                                         Morgan Stanley                               5.92%
                                         Carol L Hodgson
                                         11820 Berlin TPK
                                         Lovettsville, VA 20180
---------------------------------------------------------------------------------------------------------------
                                         Morgan Stanley                               19.92%
                                         Joan M Wall
                                         11820 Berlin TPK
                                         Lovettsville, VA 20180
---------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class Z                     MG Trust Company                             5.12%
                                         OPKO Health Inc.
                                         Suite 300 Denver, CO 80202
---------------------------------------------------------------------------------------------------------------
                                         Charles Schwab & Co. Inc.                    10.87%
                                         4500 Cherry Creek Dr. S. Fl. 3
                                         Denver, CO 80209
---------------------------------------------------------------------------------------------------------------
Small Cap Value Opportunities            Charles Schwab & Co. Inc.                    40.02%
Fund Class Z                             4500 Cherry Creek Dr. S. Fl. 3
                                         Denver, CO 80209
---------------------------------------------------------------------------------------------------------------
                                         National Financial Services Corp             15.74%
                                         For the Exclusive Benefit of Our Customers
                                         4 Manhattanville Road
                                         Purchase, NY 10577
---------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology             Charles Schwab & Co. Inc.                    33.24%
Fund Class A                             4500 Cherry Creek Dr. S. Fl. 3
                                         Denver, CO 80209
---------------------------------------------------------------------------------------------------------------
                                         National Financial Services Corp             12.62%
                                         For the Exclusive Benefit of Our Customers
                                         100 Magellan Way
                                         Covington, KY  41015-1987
---------------------------------------------------------------------------------------------------------------
                                         MLPF & S                                     7.67%
                                         For the Sole Benefit of its Customers
                                         4800 Deer Lake Dr. East-3nd Floor
                                         Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------
                                         Perching LLC                                 12.32%
                                         1 Pershing Plaza
                                         Jersey City, NJ 07399
---------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology             MLPF & S                                     58.89%
Fund Class C                             For the Sole Benefit of its Customers
                                         4800 Deer Lake Dr. East-2nd Floor
                                         Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS                             PERCENTAGE OF
FUND                                     OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------
                                         Charles Schwab & Co. Inc.                    5.96%
                                         Special Custody Account
                                         101 Montgomery St.
                                         San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund                Western & Southern Life Insurance            52.02%*
Class A                                  400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
                                         Western & Southern Financial Group           27.79%*
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
                                         Perching LLC                                 5.58%
                                         1 Pershing Plaza
                                         Jersey City, NJ 07399
---------------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund                Western & Southern Life Insurance            7.92%
Class C                                  400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
                                         MLPF & S                                     11.35%
                                         For the Sole Benefit of its Customers
                                         4800 Deer Lake Dr. East-2nd Floor
                                         Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------
International Growth Fund Class A        Western & Southern Life Insurance            52.73%*
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
                                         Charles Schwab & Co. Inc.                    27.23%
                                         Navellier Reinvest
                                         101 Montgomery St.
                                         San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------
International Growth Fund Class C        Robert W. Baird Co.                          64.74%
                                         777 East Wisconsin Ave.
                                         Milwaukee, WI 53202
---------------------------------------------------------------------------------------------------------------
                                         MLPF & S                                     13.79%
                                         For the Sole Benefit of its Customers
                                         4800 Deer Lake Dr. East-2nd Floor
                                         Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------
                                         First Clearing LLC                           5.69%
                                         1506 River RO Drive
                                         Tuscaloosa, AL 35406
---------------------------------------------------------------------------------------------------------------
                                         Trust TR                                     11.24%
                                         Jane Noschang TTEE
                                         4916 Boomer Rd
                                         Cincinnati, OH 45247
---------------------------------------------------------------------------------------------------------------
International Growth Fund Class Y        MLPF & S                                     59.60%
                                         For the Sole Benefit of its Customers
                                         4800 Deer Lake Dr. East-2nd Floor
                                         Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS                             PERCENTAGE OF
FUND                                     OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------
                                         Touchstone Advisors Seed Account             40.40%*
                                         303 Broadway Suite 1100
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund Class A        National Financial Services Corp             9.36%
                                         For the Exclusive Benefit of Duber Family
                                         Found
                                         6601 Elgin Ln.
                                         Bethesda, MD 20817
---------------------------------------------------------------------------------------------------------------
                                         National Financial Services Corp             13.77%
                                         For the Exclusive Benefit of David H
                                         Haffenreffe
                                         9000 Meredith Pl
                                         Beverly Hills, CA 90210
---------------------------------------------------------------------------------------------------------------
                                         National Financial Services Corp             5.48%
                                         For the Exclusive Benefit of FMTC Custodian
                                         5452 1 2 Manila Ave
                                         Oakland, CA 94618
---------------------------------------------------------------------------------------------------------------
                                         Western & Southern Life Insurance Co.        8.69%
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund Class C        Western & Southern Life Insurance Co.        49.57%*
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
                                         Raymond James FBO Cathy A Savares            18.66%
                                         23 Magnolia Dunes Cir
                                         Saint Augustine, FL 32080
---------------------------------------------------------------------------------------------------------------
                                         Hilliard Lyons Cust for David G Cornwell     10.80%
                                         2290 Middlesex
                                         Columbus, OH 43220
---------------------------------------------------------------------------------------------------------------
                                         Raymond James FBO Tina Brady                 7.63%
                                         708 Hawks Nest Dr
                                         Chattanooga, TN 37419
---------------------------------------------------------------------------------------------------------------
                                         Raymond James FBO Richard Huette             9.18%
                                         6362 Muir Woods Drive
                                         Mobile, AL 36693
---------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund Class Y        Western & Southern Life Insurance Co.        95.29%*
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS                             PERCENTAGE OF
FUND                                     OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                Western & Southern Life Insurance Co.        100.00%*
Institutional Shares                     400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Fund              Western & Southern Financial Group           12.41%
Class A                                  400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
                                         Raymond James Association FBO Diana J        8.57%
                                         Santos
                                         13803 13th Ave NW
                                         Gig Harbor, WA 98332
---------------------------------------------------------------------------------------------------------------
                                         LPL Financial Services FBO Customer          9.62%
                                         Accounts
                                         PO Box 509046
                                         San Diego, CA 92150
---------------------------------------------------------------------------------------------------------------
                                         Charles Schwab & Co. Inc.                    34.62%
                                         101 Montgomery St.
                                         San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Fund              Charles Schwab & Co. Inc.                    74.87%
Class C                                  101 Montgomery St.
                                         San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------
                                         Western & Southern Financial Group           11.13%
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Fund              National Financial Services LLC              11.02%
Class Y                                  200 Liberty St 1 World Financial
                                         New York, NY 10281
---------------------------------------------------------------------------------------------------------------
                                         Western & Southern Financial Group           88.98%*
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Fund              Western & Southern Financial Group           100.00%*
Institutional Shares                     400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
Emerging Markets Equity Fund             Western & Southern Financial Group           7.09%
Class A                                  400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
                                         LPL Financial Services FBO Customer          8.80%
                                         Accounts
                                         PO Box 509046
                                         San Diego, CA 92150
---------------------------------------------------------------------------------------------------------------
                                         RBC Capital Markets Corp FBO James W         6.68%
                                         Mashburn
                                         PO Box 1079
                                         Bonsall, CA 92003
---------------------------------------------------------------------------------------------------------------
                                         Charles Schwab & Co. Inc.                    7.02%
                                         101 Montgomery St.
                                         San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS                             PERCENTAGE OF
FUND                                     OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------
Emerging Market Equity Fund              RBC Capital Markets Corp. FBO American       17.62%
Class C                                  Nephrolo
                                         East Holly Ave Box 56
                                         Pitman, NJ 08071
---------------------------------------------------------------------------------------------------------------
                                         First Clearing LLC                           32.49%
                                         15815 91st Ave SE
                                         Snohomish, WA 98296
---------------------------------------------------------------------------------------------------------------
                                         Western & Southern Financial Group           9.62%
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
Emerging Market Equity Fund              Stifel Nicolaus Co. Inc.                     7.30%
Class Y                                  501 North Broadway
                                         St Louis, MO 63102
---------------------------------------------------------------------------------------------------------------
                                         Charles Schwab & Co. Inc.                    50.77%
                                         101 Montgomery St.
                                         San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------
                                         Western & Southern Financial Group           33.76%*
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
Emerging Markets Equity Fund             Western & Southern Financial Group           100.00%*
Institutional Shares                     400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
Global Equity Fund Class A               Western & Southern Life Insurance Co.        53.38%*
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
                                         Charles Schwab & Co. Inc.                    7.81%
                                         101 Montgomery St.
                                         San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------
                                         Pershing LLC                                 28.01%
                                         1 Pershing Plaza
                                         Jersey City, NJ 07399
---------------------------------------------------------------------------------------------------------------
Global Equity Fund Class C               Western & Southern Life Insurance Co.        100.00%*
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
Global Equity Fund Class Y               Western & Southern Life Insurance Co.        93.35%*
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
                                         National Financial Services LLC              6.65%
                                         200 Liberty St 1 World Financial
                                         New York, NY 10281
---------------------------------------------------------------------------------------------------------------
Global Equity Fund Institutional         Western & Southern Life Insurance Co.        100.00%*
Shares                                   400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS                             PERCENTAGE OF
FUND                                     OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------
Global Real Estate Fund Class A          Western & Southern Financial Group           81.69%*
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
                                         Charles Schwab & Co. Inc.                    11.83%
                                         101 Montgomery St.
                                         San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------
Global Real Estate Fund Class C          Western & Southern Financial Group           95.94%*
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
Global Real Estate Fund Class Y          Western & Southern Financial Group           96.56%*
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
Global Real Estate Fund                  Western & Southern Financial Group           100.00%*
Institutional Shares                     400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
International Fixed Income Fund          Michael L Cox                                9.84%
Class A                                  Marsha B Cox
                                         130 Reed St.
                                         Mcclure, OH 43534
---------------------------------------------------------------------------------------------------------------
                                         Charles Schwab & Co. Inc.                    9.13%
                                         101 Montgomery St.
                                         San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------
                                         Western & Southern Financial Group           60.76%*
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
                                         Hilliard Lyons Cust for Shirley R Maietta    5.74%
                                         6340 Havens Rd
                                         Blacklick, OH 43004
---------------------------------------------------------------------------------------------------------------
International Fixed Income Fund          Western & Southern Financial Group           80.09%*
Class C                                  400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
                                         LPL Financial                                19.91%
                                         9785 Towne Centre Drive
                                         San Diego, CA 92121
---------------------------------------------------------------------------------------------------------------
International Fixed Income Fund          Western & Southern Financial Group           88.90%*
Class Y                                  400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
                                         National Financial Services LLC              8.86%
                                         200 Liberty St 1 World Financial
                                         New York, NY 10281
---------------------------------------------------------------------------------------------------------------
International Fixed Income Fund          Western & Southern Financial Group           100.00%*
Institutional Shares                     400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
Large Cap Relative Value Fund            Charles Schwab & Co. Inc.                    7.08%
Class A                                  101 Montgomery St.
                                         San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS                             PERCENTAGE OF
FUND                                     OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------
                                         LPL Financial                                5.30%
                                         9785 Towne Centre Drive
                                         San Diego, CA 92121
---------------------------------------------------------------------------------------------------------------
                                         LPL Financial Services FBO Customer Account  13.88%
                                         PO Box 509046
                                         San Diego, CA 92150
---------------------------------------------------------------------------------------------------------------
                                         Western & Southern Life Insurance Co.        49.64%*
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
Large Cap Relative Value Fund            Western & Southern Life Insurance Co.        46.67%*
Class C                                  400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
                                         Raymond James Association FBO Paula L        43.94%
                                         Ashcraf
                                         4833 Greentree Rd.
                                         Lebanon, OH 45036
---------------------------------------------------------------------------------------------------------------
Large Cap Relative Value Fund            Western & Southern Life Insurance Co.        100.00%*
Class Y                                  400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
Large Cap Relative Value Fund            Western & Southern Life Insurance Co.        100.00%*
Institutional Shares                     400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
Market Neutral Equity Fund               Hilliard Lyons cust for Daniel E Childress   5.46%
Class A                                  1680 Walton Nicholson Rd
                                         Walton, KY 41094
---------------------------------------------------------------------------------------------------------------
                                         Janney Montgomery Scott LLC                  23.61%
                                         1801 Market Street
                                         Philadelphia, PA 19103
---------------------------------------------------------------------------------------------------------------
                                         Western & Southern Financial Group           15.64%
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
                                         Pershing LLC                                 5.10%
                                         1 Pershing Plaza
                                         Jersey City, NJ 07399
---------------------------------------------------------------------------------------------------------------
                                         Daniel E Childress and Doris F Childress     6.73%
                                         1680 Walton Nicholson Rd
                                         Walton, KY 41094
---------------------------------------------------------------------------------------------------------------
Market Neutral Fund Class C              Western & Southern Financial Group           95.06%*
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS                             PERCENTAGE OF
FUND                                     OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------
Market Neutral Fund Class Y              Western & Southern Financial Group           99.95%*
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
Small Cap Core Fund Class A              Western & Southern Life Insurance Co.        5.86%
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
                                         Charles Schwab & Co. Inc.                    12.08%
                                         101 Montgomery St.
                                         San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------
                                         LPL Financial Services FBO Customer Account  17.12%
                                         PO Box 509046
                                         San Diego, CA 92150
---------------------------------------------------------------------------------------------------------------
                                         Pershing LLC                                 6.79%
                                         1 Pershing Plaza
                                         Jersey City, NJ 07399
---------------------------------------------------------------------------------------------------------------
Small Cap Core Fund Class C              Western & Southern Life Insurance Co.        17.21%
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
                                         Southwest Securities Inc. FBO Harold A       5.73%
                                         Tunnell
                                         PO Box 509002
                                         Dallas, TX 75250
---------------------------------------------------------------------------------------------------------------
Small Cap Core Fund Class Y              Charles Schwab & Co. Inc.                    87.45%
                                         101 Montgomery St.
                                         San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------
                                         National Financial Services LLC              8.26%
                                         200 Liberty St 1 World Financial
                                         New York, NY 10281
---------------------------------------------------------------------------------------------------------------
Small Cap Core Fund                      Charles Schwab & Co. Inc.                    35.04%
Institutional Shares                     101 Montgomery St.
                                         San Francisco, CA 94101
---------------------------------------------------------------------------------------------------------------
                                         Western & Southern Life Insurance Co.        56.23%*
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
                                         SEI Private Trust Co                         8.73%
                                         One Freedom Valley Drive
                                         Oaks, PA 19456
---------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund Class A               LPL Financial Services FBO Customer Account  7.17%
                                         PO Box 509046
                                         San Diego, CA 92150
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                         NAME AND ADDRESS                             PERCENTAGE OF
FUND                                     OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------
                                         Carolann H Schimanski                        5.77%
                                         6360 Birchdale Ct
                                         Cincinnati, OH 45230
---------------------------------------------------------------------------------------------------------------
                                         Lisa D Pfouts                                8.68%
                                         12017 Woodview Ln
                                         Fredrickstown, OH 43019
---------------------------------------------------------------------------------------------------------------
                                         Western & Southern Life Insurance Co.        74.17%*
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund Class C               Western & Southern Life Insurance Co.        100.00%*
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund Class Y               Western & Southern Life Insurance Co.        67.43%*
                                         400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------
                                         National Financial Services LLC              32.57%
                                         200 Liberty St 1 World Fincl
                                         New York, NY 10281
---------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                       Western & Southern Life Insurance Co.        100.00%*
Institutional Shares                     400 Broadway
                                         Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------

*May be deemed to control a class or Fund because it owned beneficially more than 25% of the outstanding shares as of __________, 2010. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders.

As of __________, 2010, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof).

As of _________, 2010, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Predecessor Mazama Fund.

CUSTODIAN

Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, is the Trust's custodian. BBH acts as the Trust's depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Trust's independent registered public accounting firm, Ernst & Young LLP audits the Trust's annual financial statements. Ernst & Young LLP is located at 312 Walnut Street Cincinnati, OH 45202.

LEGAL COUNSEL

Pepper Hamilton LLP, located at 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, Pennsylvania, 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS

The Financial Statements for the fiscal year ended September 30, 2009, including the Report of Ernst & Young LLP, independent registered public accounting firm, are included in the most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The financial statements with respect to the Predecessor Mazama Fund for the fiscal year ended December 31, 2009, including the notes thereto and the report of Ernst & Young LLP, included in the Predecessor Mazama Fund's annual report for the fiscal year ended December 31, 2009, are incorporated by reference into this SAI. No other parts of the Predecessor Fund's annual report is hereby incorporated by reference. The Annual Report may be obtained free of charge by calling the Trust at 1-800-543-0407 or by writing to Touchstone Funds Group Trust, P.O. Box 5354, Cincinnati, OH 45202. You may also obtain the Annual or Semi-Annual Reports, as well as other information about the Touchstone Funds Group Trust, from the EDGAR Database on the SEC's website at http://www.sec.gov.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

Moody's Investors Service, Inc. ("Moody's"), Standard &Poor's(R) ("S&P") and Fitch Ratings, Inc. ("Fitch") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P(R) and Fitch are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Advisor and/or Sub-Advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. In that event, the Advisor and/or Sub-Advisor will consider whether it is in the best interest of the Fund to continue to hold the securities.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor.

Fitch credit ratings are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supra-national and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

                            SHORT-TERM CREDIT RATINGS
Moody's

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following:

"P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

"P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

"P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

"NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P

An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days, including commercial paper. The following summarizes the rating categories used by S&P for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1" - Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"B-2" - Obligations are regarded as having significant speculative characteristics and the obligor has an average speculative - grade capacity to meet its financial commitments over the short-term compared to other speculative
- grade obligors.

"B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative - grade obligors.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

"F3" - Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

"B" - Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

"C" - Securities possess high short-term default risk. This designation indicates that default is a real possibility.

"RD" (Restricted default) - This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

"D" (Default) - This designation indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

      o The ratings do not predict a specific percentage of default likelihood over any given time period.

      o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

      o The ratings do not opine on the liquidity of the issuer's securities or stock.

      o The ratings do not opine on the possible loss severity on an obligation should an obligation default.

      o The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

                            LONG-TERM CREDIT RATINGS

Moody's

Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

"A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

"Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

"Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on the following considerations:

      o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o     Nature of and provisions of the obligation;

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"N.R." - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment.

The following summarizes long-term ratings used by Fitch:

"AAA" - Securities considered to be highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Securities considered to be very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - Securities considered to be high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

"BBB" - Securities considered to be good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

"BB" - Securities considered to be speculative. "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

"B" - Securities considered to be highly speculative. "B" ratings indicate that material credit risk is present.

"CCC" - Securities have substantial credit risk. "CCC" ratings indicate that substantial credit risk is present.

"CC" - Securities have very high levels of credit risk. "CC" ratings indicate very high levels of credit risk.

"C" - Securities have exceptionally high levels of credit risk. "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" obligation rating category, or to corporate or public finance obligation ratings in the categories below "B."

Specific limitations relevant to the corporate obligation rating scale include:

      o The ratings do not predict a specific percentage of default likelihood or expected loss over any given time period.

      o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

      o The ratings do not opine on the liquidity of the issuer's securities or stock.

      o The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

      o The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default and relative recovery should a default occur.

                NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

Moody's

Watchlist: Moody's uses the Watchlist to indicate that a rating is under review for possible change in the short-term. A rating can be placed on review for possible upgrade ("UPG"), on review for possible downgrade ("DNG"), or more rarely with direction uncertain ("UNC"). A credit is removed from the Watchlist when the rating is upgraded, downgraded or confirmed.

Rating Outlooks: A Moody's rating outlook is an opinion regarding the likely direction of a rating over the medium term. Where assigned, rating outlooks fall into the following four categories: Positive ("POS"), Negative ("NEG"), Stable ("STA") and Developing ("DEV" -- contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, an "(m)" modifier (indicating multiple, differing outlooks) will be displayed, and Moody's written research will describe any differences and provide the rationale for these differences. A "RUR" (Rating(s) Under Review) designation indicates that the issuer has one or more ratings under review for possible change, and thus overrides the outlook designation. When an outlook has not been assigned to an eligible entity, "NOO" (No Outlook) may be displayed.

S&P

Creditwatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by S&P's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

Rating Outlook: An S&P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

      o     "Positive" means that a rating may be raised.

      o     "Negative" means that a rating may be lowered.

      o     "Stable" means that a rating is not likely to change.

      o     "Developing" means a rating may be raised or lowered.

Fitch

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved, or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade ("CCC", "CC" and "C") the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months - such as a lengthy regulatory approval process - would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook.

An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period - for example a proposed, but politically controversial, privatization.

                             MUNICIPAL NOTE RATINGS

Moody's

Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

"MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

"MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

"SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

VMIG rating expirations are a function of each issue's specific structural or credit features.

"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

      o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

      o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

APPENDIX B - PROXY VOTING POLICIES

TURNER INVESTMENT PARTNERS, INC.

PROXY VOTING POLICY AND PROCEDURES

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, "Turner"), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation to Proxy Voter Services:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

PVS's voting recommendations typically favor the interests of the shareholder/owner rather than a company's management. Turner's long-standing practice has been to follow voting guidelines of this type. Although Turner has not chosen PVS or its services for this reason, its engagement of PVS could be interpreted as helpful to maintaining or attracting clients or potential clients supportive of shareholder/owner rights. In this respect its engagement of PVS potentially presents a conflict of interest for Turner, which has a number of clients concerned with shareholder/owner rights, including but not limited to public plans and unions.

It should be emphasized that any client or potential client of Turner need not delegate the voting of proxies to Turner (and thus indirectly to PVS as overseen by Turner), and may instead direct its custodian or another party to undertake this responsibility. Alternatively, a client or potential client may direct Turner to vote following guidelines it selects rather than following the Turner selected PVS guidelines if its preference is to follow voting guidelines that typically favor the interests of company management. Turner will provide upon request a copy of the current proxy voting guidelines followed by PVS to assist you in this evaluation.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

The Turner Proxy Committee has only very infrequently departed from the PVS recommendation, and clients should expect that the PVS recommendation will be followed for the vast majority of votes.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee.

As discussed above, Turner's selection of PVS may be considered a potential conflict of interest. Turner will in all instances seek to resolve any conflicts of interests that may arise prior to voting proxies or selecting a proxy voting agent/research provider in a manner that reflects the best interests of its clients.

Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner's control. Clients that participate in securities lending programs should expect that Turner will not frequently vote or seek to recall in order to vote shares that are on loan.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies or for a copy of current PVS guidelines, please contact:

Andrew Mark, Director of Operations
  and Technology Administration
c/o Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Recordkeeping:

      Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

FORT WASHINGTON INVESTMENT ADVISORS, INC.

Fort Washington's policy is to vote proxies in the best interests of the Fund at all times. Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of the Fund in accordance with its fiduciary duties and SEC rules governing investment advisers. Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

      o maintain or strengthen the shared interests of stockholders and management;

      o     increase shareholder value; and

      o     maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above. Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company's securities, it will generally vote against it. Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, Fort Washington's voting position will generally favor not interfering with the directors' proper function in the interest of all shareholders.

Fort Washington may delegate its responsibilities under its proxy voting procedures to a third party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting. Fort Washington has retained Risk Metrics to assist it in the proxy voting process and will use Risk Metrics' proxy voting guidelines as a resource in its proxy voting.

Fort Washington will review each proxy to assess the extent, if any, to which there may be a material conflict between it and the interests of the Fund. If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee. The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of the Fund (excluding a potential conflict). The Proxy Voting Committee may resolve a potential conflict in any of the following manners:


      o If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington's part;

      o Fort Washington may engage an independent third party to determine how the proxy should be voted;

      o Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

SANDS CAPITAL MANAGEMENT LLC

Proxy Voting Policy and Procedures
Implementation Date: November 2006
--------------------------------------------------------------------------------

ISSUE

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser's proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

SCM votes proxies for a great majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

POLICY

It is the policy of SCM to vote client proxies in the best interest of our clients. Proxies are an asset of a client account, which should be treated by SCM with the same care, diligence, and loyalty as any asset belonging to a client. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client's cost.

PROCEDURES FOR SCM'S RECEIPT OF CLASS ACTIONS

The following procedures outline SCM's receipt of "Class Action" documents from clients and custodians. It is SCM's position not to file these "Class Action" documents, but if received will follow these guidelines:

      If "Class Action" documents are received by SCM from the CLIENT, SCM will gather, at the client's request, any requisite information it has and forward to the client, to enable the client to file the "Class Action" at the client's discretion. SCM will not file "Class Actions" on behalf of any client.

PROXY COMMITTEE

SCM has established a Proxy Committee. The Proxy Committee consists of three permanent members (the Chief Operating Officer, Director of Client Services, Compliance Operations Manager) and one or more rotating members (Portfolio Managers). The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Adviser's clients, including developing, authorizing, implementing and updating the Adviser's proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Adviser. The Proxy Committee typically reviews reports on the Adviser's proxy voting activity at least annually and as necessary to fulfill its responsibilities.

The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser's Proxy Voting Guidelines (the "Guidelines"), a copy of which is attached hereto as Attachment C. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Adviser's evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

PROCEDURES FOR IDENTIFICATION AND VOTING OF PROXIES

These proxy voting procedures are designed to enable SCM to resolve material conflicts of interest with clients before voting their proxies.

      1. SCM shall maintain a list of all clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the Director of Client Services or a designee who will obtain proxy voting information from client agreements.

            As part of the account opening procedure, The Director of Client Services will note whether or not SCM is responsible for voting client proxies for the new client.

      2. In cases where SCM has been designated to vote client proxies, we shall work with the client to ensure that SCM is the designated party to receive proxy voting materials from companies or intermediaries.

      3. The Director of Client Services shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.

      4. Prior to a proxy voting deadline, the appropriate Research Analyst will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services.

      5. SCM Staff Members will reasonably try to assess any material conflicts between SCM's interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

      6. So long as there are no material conflicts of interest identified, SCM will vote proxies according to the policy. SCM may also elect to abstain from voting if it deems such abstinence in its clients' best interests. The rationale for "abstain" votes will be documented and the documentation will be maintained in the permanent file.

      7. Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution. See Conflicts of Interest section for additional information.

      8. SCM is not required to vote every client proxy and such should not necessarily be construed as a violation of SCM's fiduciary obligations. SCM shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client's best interest, such as when an adviser's analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client.

      9. The Director of Client Services and the Research Analyst will report any attempts by SCM's personnel to influence the voting of client proxies in a manner that is inconsistent with SCM's Proxy Policy, as well as, any attempts by persons or entitles outside SCM seeking to influence the voting of client proxies. Such report shall be made to SCM's CCO, or if the CCO is the person attempting to influence the voting, then to SCM's CEO.

      10. All proxy votes will be recorded and the following information will be maintained:

            o     The name of the issuer of the portfolio security;

            o     The exchange ticker symbol of the portfolio security;

            o The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

            o     The shareholder meeting date;

            o     The number of shares SCM is voting on firm-wide;

            o     A brief identification of the matter voted on;

            o Whether the matter was proposed by the issuer or by a security holder;

            o     Whether or not SCM cast its vote on the matter;

            o How SCM cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

            o     Whether SCM cast its vote with or against management; and

            o     Whether any client requested an alternative vote of its proxy.

In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

CONFLICTS OF INTEREST

Although SCM has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

      o CONFLICT: SCM is retained by an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in SCM's client portfolios.

      o CONFLICT: SCM retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in SCM's client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

      o CONFLICT: SCM's Staff Members maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an SCM Staff Member may be a high-level executive of an issuer that is held in SCM's client portfolios. The spouse could attempt to influence SCM to vote in favor of management.

      o CONFLICT: SCM or a Staff Member(s) personally owns a significant number of an issuer's securities that are also held in SCM's client portfolios. For any number of reasons, a Staff Member(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Staff Member(s) could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to the policy.

RESOLUTION:

SCM realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Staff Members to notify the Director of Client Services and/or the CCO of any material conflict that may impair SCM's ability to vote proxies in an objective manner. Upon such notification, the Director of Client Services and or the CCO will notify the Proxy Committee of the conflict.

In the event that the Proxy Committee determines that the SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is "material" to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to the Adviser's conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee. Prior to voting on the proposal, the Adviser may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client's consent as to how the Adviser will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

RECORDKEEPING

SCM must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. Director of Client Services will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

      o Any request, whether written (including e-mail) or oral, received by any Staff Member of SCM, must be promptly reported to the Director of Client Services. All written requests must be retained in the permanent file.

      o The Director of Client Services will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client's request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

      o Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

      o Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

            NOTE: SCM is permitted to rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies.

Proxy voting records:

      o Documents prepared or created by SCM that were material to making a decision on how to vote, or that memorialized the basis for the decision.

      o Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company's management discussions, etc. that were material in the basis for the decision.

DISCLOSURE

      o SCM will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how clients may obtain information on how SCM voted their securities.

PROXY SOLICITATION

As a matter of practice, it is SCM's policy to not reveal or disclose to any client how SCM may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting.

The Director of Client Services is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any Staff Member accept any remuneration in the solicitation of proxies. The Director of Client Services shall handle all responses to such solicitations.

RESPONSIBILITY

The Director of Client Services is responsible for overseeing and implementing this policy.

                             PROXY VOTING GUIDELINES

One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company's management, unless SCM determines that voting in accordance with management's recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company's management in any situation where, in SCM's judgment, it would not be in the best interests of the client to do so.

                            I. THE BOARD OF DIRECTORS

A.    VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, and may consider the following factors:

o     Long-term corporate performance record relative to a market index;

o     Composition of board and key board committees;

o     Corporate governance provisions and takeover activity;

o     Board decisions regarding executive pay;

o     Director compensation;

B.    DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

C.    VOTING FOR DIRECTOR NOMINEES IN CONTEST ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, and may consider the following factors:

o long-term financial performance of the target company relative to its industry;

o     management's track record;

o     background to the proxy contest;

o     qualifications of director nominees (both slates);

o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

o     stock ownership positions.

o     Size of the Board

Proposals to limit the size of the Board should be evaluated on a CASE-BY-CASE basis.

                                  II. AUDITORS

RATIFYING AUDITORS

We generally vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


                           III. PROXY CONTEST DEFENSES

Cumulative Voting

We vote AGAINST proposals to eliminate cumulative voting.

We vote FOR proposals to permit cumulative voting.


                            IV. ANTI-TAKEOVER ISSUES

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients' interests as shareholders. Anti-takeover issues include the following:

o     POISON PILLS

The "poison pill" entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

3)    FAIR PRICE PROVISIONS

Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

We vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

4)    GREENMAIL

Proposals relating to the prohibition of "greenmail" are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company's common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

5)    SUPERSTOCK

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which "could be issued in a private placement with one or more institutional investors" and "could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock...." The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

We will review on case-by-case basis proposals that would authorize the creation of new classes of "superstock".

E. SUPERMAJORITY RULES

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

      a.    SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

      We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

      2.    SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR
            BYLAWS

      We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F. BOARD CLASSIFICATION

High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The "staggered board" acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

We vote AGAINST proposals to classify the board.

We vote FOR proposals to repeal classified boards and elect all directors annually.


                     IV. MISCELLANEOUS GOVERNANCE PROVISION

BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In this case where items are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder's best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

                              V. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

B. DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.


                     VI. EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

                           VII. STATE OF INCORPORATION

A. VOTING ON STATE TAKEOVER STATUTES

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B. Voting on Reincorporation Proposals Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                   VIII. MERGERS AND CORPORATE RESTRUCTURINGS

A. MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis.

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a CASE-BY-CASE basis.

C. Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis.

D. Changing Corporate Name

We generally vote FOR changing the corporate name.

IX. Social and Environmental Issues

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:

      o Ecological issues, including toxic hazards and pollution of the air and water;

      o Employment practices, such as the hiring of women and minority groups;

      o     Product quality and safety;

      o     Advertising practices;

      o Animal rights, including testing, experimentation and factory farming;

      o     Military and nuclear issues; and

      o International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a CASE-BY-CASE basis proposals regarding social or environmental issues.

MILLER/HOWARD INVESTMENTS PROXY VOTING POLICY

The Firm recognizes, as a matter of policy and as a fiduciary to our clients, that proxy voting is a valuable right of shareholders. Proxy voting is one of the best ways for an investor to communicate to a company his or her opinions on management's policies. Miller/Howard Investments supports voting proxies consistent with our financial, social, and environmental objectives. For more information regarding these objectives, please refer to our SRI (Socially Responsible Investing) policy.


Each proxy season, in addition to the "standard" issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders in the form of shareholder resolutions. Shareholder resolutions can cover a wide range of issues, such as environmental performance, workplace diversity, the production of weapons, land mine clean up, genetically modified foods, labor standards, and management transparency. We actively support resolutions that target labor issues, human rights, compensation, and also those that decrease emissions and increase renewable energy sources. The primary goal of the shareholder resolution process is to engage management in a dialogue. We support the right of both shareholders and stakeholders to pursue such discussions.

PROXY ADMINISTRATION

In January 2008, Miller/Howard Investments enlisted the help of Broadridge Investor Communication Solutions, Inc. to administer electronic proxy voting. Using the services Broadridge provides, Miller/Howard Investments is capable of customizing proxy reports, ballot recommendations, and research tools. Because the issues related to proxy voting are complex and directly impact investment values, we have chosen Broadridge to facilitate voting SRI recommendations as provided by Glass Lewis.

Proxy voting responsibility will be determined at the opening of all new client relationships. For those clients who have retained proxy-voting authority, Miller/Howard Investments has no responsibility to receive, vote, or otherwise advise voting.

Miller/Howard Investments maintains relevant records, through EDGAR and Broadridge, including but not limited to, proxy reconciliation, ballots and research reports. Clients can receive a history of our proxy voting record upon request.

LIMITATIONS

The Firm will generally vote on all proxies it receives. However, Miller/Howard Investments may refrain from voting a proxy if the shares are no longer held by the client at the time of the meeting. Unsupervised securities, or securities held below the line, will also be excluded.

Miller/Howard Investments will vote differently from Glass Lewis recommendations if we believe such action is in the best interest of our clients and/or our unique objectives.

ANNUAL REVIEW OF PROXY POLICY

On an annual basis, Miller/Howard Investments will amend or update, as necessary, to remain consistent and current with our proxy practices. Client interests, compliance, and regulatory requirements will be reviewed and addressed.

DISCLOSURE:

Miller/Howard Investments discloses a summary of our proxy voting policy in our Form ADV Part II.

NAVELLIER & ASSOCIATES PROXY VOTING POLICY

Navellier's proxy voting policies and procedures are designed to ensure that proxies are voted in an appropriate manner. In the absence of specific voting guidelines from the Fund, Navellier will vote proxies in a manner that is in the best interests of the Fund, which may result in different voting results for proxies for the same issuer. Navellier shall consider only those factors that relate to the Fund's investment or dictated by the Fund's written instructions, including how its vote will economically impact and affect the value of the Fund's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the Fund). Navellier has adopted specific voting policies for voting proxies with respect to routine issues, such as board of directors, reclassification of common stock and independent auditors. Navellier has adopted specific voting policies for voting non-routine issues, such as mergers and anti-greenmail provisions. The following are examples of Navellier's policies on specific matters involving routine and non-routine issues:

      o Navellier will generally vote for the election of directors (where no corporate governance issues are implicated).

      o Navellier will generally vote for proposals that maintain or increase the rights of shareholders.

      o Navellier will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.

If the proxy includes a routine item that implicates corporate governance changes, a non-routine item where no specific policy applies or a conflict of interest where no specific policy applies, Navellier may engage ISS to determine how the proxies should be voted. If an actual or potential conflict is found to exist, written notification of the conflict will be given to the Fund describing Navellier's vote recommendation or requesting the Fund to vote the proxy directly. If the Fund has not responded before the response deadline, Navellier may engage a non-interested party to independently review Navellier's vote recommendation if the vote is in favor of Navellier's interest, cast its vote as recommended if the vote is against Navellier's interest or abstain from voting if Navellier determines this to be in the best interest of the Fund.

JKMILNE ASSET MANAGEMENT PROXY VOTING POLICY

JKMilne invests exclusively in non-voting securities.

LONGFELLOW INVESTMENT MANAGEMENT CO.

Longfellow invests exclusively in non-voting securities, so they do not have a proxy voting policy.

FARR, MILLER & WASHINGTON, LLC

PROXY VOTING POLICIES

POLICY

Farr, Miller & Washington, LLC, ("FMW") as a matter of policy and practice, has no authority to vote proxies on behalf of its advisory clients except for Institutional ERISA clients only on a case by case basis and also for specific sub-advised mutual funds.

The firm may offer assistance as to proxy matters upon a client's request, but the client always retains the proxy voting responsibility. Farr, Miller & Washington, LLC's policy of having no proxy voting responsibility is disclosed to clients on the investment advisory contract and Form ADV Part II.

For certain sub-advised mutual funds, FMW will have the responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. As part of our voting process, FMW has retained an independent third party proxy consultant, RiskMetrics-ISS, a fully outsourced proxy voting service which includes delivery of holdings specific proxy research and recommendations, automated voting with vote override options, full record keeping and a dedicated account management team to support the service.

BACKGROUND

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

RESPONSIBILITY

The CCO has the responsibility for the implementation and monitoring of our proxy policy, practices, disclosures and record keeping. For the sub-advised mutual fund client, the firm has delegated its responsibilities under its proxy voting procedures to a third party. We have retained RiskMetrics-ISS ("ISS") to assist in the process of proxy voting.

PROCEDURE

Farr, Miller & Washington, LLC has adopted procedures to implement the firm's policy. To ensure the policy is observed, implemented properly and amended or updated, as appropriate, FMW constantly monitors firm's activities and conducts reviews on a periodic basis. The procedures include the following:

VOTING PROCEDURES:

Any proxy materials received on behalf of the sub-advised mutual fund client will be forwarded or received directly by RiskMetrics-ISS;

Absent material conflicts, ISS will determine how Farr, Miller & Washington, LLC should vote the proxy in accordance with the applicable voting guideline, complete the proxy and vote the proxy in a timely and appropriate manner.

DISCLOSURE

Although FMW's general policy is not to accept proxy voting responsibility from its clients except for institutional ERISA clients on a case by case basis and specific sub-advised mutual funds, FMW provides conspicuously displayed information in its ADV Part II summarizing the proxy voting policy and procedures, including a statement that clients may request information regarding how Farr, Miller & Washington, LLC voted a client's proxies, and that clients may request a copy of these policies and procedures.

CLIENT REQUESTS FOR INFORMATION

All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Taylor McGowan, Principal or the CCO, Susan Cantus.

In response to any request FMW will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Farr, Miller & Washington, LLC voted the client's proxy with respect to each proposal about which client inquired.

VOTING GUIDELINES

For sub-advisers mutual funds that designate FMW as the responsible party to vote proxies, FMW has adopted Risk Metrics-ISS 2009 US Proxy Voting Guidelines which votes in the best economic interest of the client, as they may be amended by ISS from time to time, to further the interest of the funds' shareholders with respect to proxy voting matters. A current summary of the pre-determined proxy voting guidelines adopted by FMW can be found at www.riskmetrics.com/policy.

For the sub-advised mutual funds for which FMW vote proxies, proxies will be voted in accordance with recommendations contained in voting guidelines prepared by RiskMetrics-ISS, except the following:

      1. The Proxy Committee may propose a particular vote cast against RiskMetrics-ISS recommendation or may propose an abstention from voting, if the Proxy Committee has determined that such action will serve the best interest of clients.

      2. If RiskMetrics-ISS has not made a recommendation on how a particular proxy should be voted, the Proxy Committee will make a voting recommendation, consistent with the best interest of the clients.

      3. If RiskMetrics-ISS determines that a conflict of interest exists and therefore is precluded from making a recommendation to a particular vote, the Proxy Committee will make a voting recommendation, consistent with the best interest of the clients.

The Proxy Committee (including Taylor McGowan, Principal and Susan Cantus, CCO) has the authority to override RiskMetrics-ISS recommendations and determine how a proxy should be voted.

CONFLICTS OF INTEREST

FMW will ensure that proxy votes are voted in the Funds' best interest and are not affected by FMW's conflicts of interest. Proxy votes cast based upon the recommendations of an independent third party will be cast according to a pre-determined proxy voting policy.

Farr, Miller & Washington, LLC will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Farr, Miller & Washington, LLC (including its employees) with the issuer of each security to determine if Farr, Miller & Washington, LLC or any of its employees has any financial, business or personal relationship with the issuer. The CCO also monitors any potential conflicts of interest on a periodic basis.

If a material conflict of interest exists, the Proxy Committee will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

Farr, Miller & Washington, LLC will maintain a record of the voting resolution of any conflict of interest.

RECORDKEEPING

Taylor McGowan or the CCO, Susan Cantus, shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

These policies and procedures and any amendments;

Each proxy statement that Farr, Miller & Washington, LLC receives; *

A record of each vote that Farr, Miller & Washington, LLC casts; *

Any document Farr, Miller & Washington, LLC created that was material to making a decision how to vote proxies, or that memorializes that decision;

A copy of each written request from a client for information on how Farr, Miller & Washington, LLC voted such client's proxies, and a copy of any written response.

* FMW may satisfy this requirement by relying on RiskMetrics-ISS to make and retain on the advisors behalf, a copy of a proxy statement and record of the vote cast (provided FMW has obtained an undertaking from ISS to provide a copy of the record promptly upon request).

BRADFORD & MARZEC LLC

Bradford & Marzec invests exclusively in non-voting securities, so they do not have a proxy voting policy.

AGF INVESTMENTS AMERICA INC.

AGF Investments America Inc. (Emerging Markets Equity Fund) In absence of specific proxy voting guidelines from the Fund, AGF will vote proxies to maximize positive economic effect on shareholder value and to protect rights of shareholders to the best interests the Fund. AGF's proxy voting guidelines are not intended to dictate precisely how each issue must be voted in every circumstance. Rather, the intention is to provide a framework defining how to approach the voting for each issue to ensure a disciplined approach to voting proxies. AGF may retain a third-party company to provide research or other assistance with voting proxies, however the decision making process rests with AGF.

AGF applies the following proxy voting guidelines for non routine matters:

EXECUTIVE COMPENSATION: Will be voted to ensure that the interests of management and shareholders are properly aligned and positive economic shareholder value is not compromised.

EMPLOYEE STOCK PURCHASE PLANS: strategic rationale, shareholder rights, dilution, interest alignment and corporate governance, amongst other matters, will be carefully evaluated.

CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: Consideration of strategic rationale, shareholder ratification, financial implications, future economic prospects, changes in corporate governance and their impact on shareholder rights and other related matters shall be considered when voting. Generally, positive economic shareholder value and preserved shareholder rights must be anticipated.

POISON PILLS: Primary objective is to maximize positive economic effect on shareholder value and minimal impact on shareholder rights. A decision to abstain from voting or to vote for contentious poison pills may be in the interest of Client Account's where short term gains timed with the disposal of the security is anticipated.

ANY PROPOSAL AFFECTING SHAREHOLDER RIGHTS: AGF believes that certain fundamental rights of shareholders must be protected and will generally vote in favour of proposals that give shareholders a greater voice in the affairs of the company.

SHARE BLOCKING: AGF has sole discretion in determining whether to enter a vote in markets in which share blocking takes place by considering whether the potential loss resulting from the inability to trade during the blocking period outweighs any potential gain to securityholders through executing the proxy solicitation.

If a potential conflict should arise, AGF will vote proxies to maximize positive economic effect on shareholder value and to protect rights of shareholders to the best interests the Fund. If the conflict of interest arises between a portfolio manager and an issuer, the matter will be referred to the Proxy Voting Committee and the Committee will meet to consider the matter, and make a determination, based upon representations to it, as to how to vote the proxy.

BEDLAM ASSET MANAGEMENT PROXY VOTING POLICY

PROXY VOTING POLICY

With the exceptions set out below, we do not usually cast votes at company meetings.

We invest in businesses. If management is doing its job well, we leave them to get on with it.
This approach appears passive but the reality is far from the case. We carefully monitor corporate announcements, directors' share transactions, conflicts of interest, option policies and even relatives in the business. We are also very interested in their public profile (such as multiple directorships or sitting on the boards of failed banks, as bad directors have a pattern).

Moreover, we have always talked to management (and usually their competitors and/or suppliers) before investing in any company. This dialogue continues after investing.

 If we believe that management has gone awry and there is no evidence of them changing strategy, we will sell the stock - our ultimate proxy vote.

We are hired to invest in good businesses on behalf of clients. Our strict and transparent target price discipline means that we are investing to catch the upswing in the business cycle, and to sell before inevitably it rolls over.

We do not seek to be hired as corporate activists, to change a company's direction or board, or to lobby for it to retire or issue more shares. Prior analysis should have already revealed their policies and whether such an investment fits our model and disciplines.

We believe we will have failed our investors if we become locked in a prolonged battle with the board, or are consistently spending too much of our time - for which clients pay - involved in corporate battles.

SOME EXCEPTIONS

We intend to cast votes:-

      i. To protect our investors' interests such as a management or other buy-out at too low a price.

      ii.   A management request such as a special resolution.

      iii. Management remuneration if the given company is performing well but management seeks excessive rewards.

      iv. A holding in excess of 2% of the issued equity, on the premise that the larger the percentage of a company owned, the lesser the liquidity so the higher the potential risk to our clients. Thus we must monitor even more closely.

      v. Board appointments if a proposed or current director lacks proven competence or has a record of value destruction.

The driving principle behind any vote is the best gain for our investors on a two year view, consistent with our modelling process.

CORNERSTONE REAL ESTATE ADVISERS LLC

PROXY VOTING POLICY

Cornerstone has adopted these proxy voting policies and procedures ("Policy") in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and has designed the Policy to ensure compliance with that Rule as well as with other applicable fiduciary obligations of Cornerstone under other state and federal laws including, but not limited to, the Employee Retirement Income Security Act of 1974, as amended. The Policy may be amended from time to time at the sole discretion of Cornerstone.

GENERAL POLICY

Cornerstone follows this Policy for each of its clients as required by law, unless expressly directed by a client in writing to refrain from voting that client's proxies or to vote in accordance with the client's proxy voting policies and procedures. Additionally, certain circumstances may exist whereby Cornerstone is unable (or believes it to be unreasonable due to the expense of voting) to vote a proxy. Such cases include: (1) where the expense of voting a proxy exceeds the potential value to be gained by voting; (2) where the security is no longer held by a client; (3) where the security is subject to a securities lending arrangement (if any) which prohibits voting; or (4) where Cornerstone is prohibited by law or contract from exercising its voting rights with respect to a particular security. In such cases, Cornerstone will refrain from voting such proxies.

In all other cases, Cornerstone's policy is to vote proxies in accordance with the client's best interest. Cornerstone believes that the client's best interest means the client's best economic interest over the long term -that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform. Additionally, to the extent consistent with economic interests, Cornerstone considers a company's good corporate governance to be important to proxy voting decisions.

USE of AN INDEPENDENT, THIRD-PARTY PROXY VOTING SERVICE

In order to discharge its duties under this policy, Cornerstone receives proxy voting research, analysis and recommendations from RiskMetrics Group ("RMG", formerly "Institutional Shareholder Services"), an independent third party. Cornerstone generally follows the recommendations of RMG, although, in unique circumstances, where Cornerstone has knowledge of additional information, for example, regarding a proposed director and believes that the individual is not suited to be a director of the respective company, Cornerstone may not follow the recommendation of RMG. All decisions with respect to proxy voting, including decisions to override an RMG recommendation may be made only by Cornerstone's Proxy Administrator ("PA") in consultation with the portfolio manager(s) whose clients hold the securities in question.

CONFLICTS OF INTEREST

Cornerstone recognizes that there may be times when its interests (or the interests of one or more Cornerstone employees) may conflict with those of its clients. Cornerstone will not allow a "material conflict of interest" to interfere with its proxy voting decisions. Material conflicts of interest may exist where: (1) the company soliciting the proxy, or a person known to be an affiliate of such company, is a Cornerstone client or is known by the PA to be a client of a Cornerstone affiliate; (2) the company soliciting the proxy, or a person known to be an affiliate of such company, to the knowledge of the PA, is being actively solicited to be a Cornerstone client or the client of a Cornerstone'affiliate; (3) a client or client-supported interest group actively supports a proxy proposal; or (4) Cornerstone (or a Cornerstone officer) has personal or other business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or in any other matter coming before shareholders. Where such a conflict may exist, the Cornerstone individual in conflict shall not participate in the decision whether or not to follow the RMG recommendation. Moreover, if Cornerstone, as a company, has a conflict with respect to the proposed vote, it will follow the recommendation of RMG. As discussed above, only Cornerstone's PA may determine to override an RMG recommendation. To the extent Cornerstone's PA believes that he or she may have a conflict of interest with respect to a potential override, the PA will follow the RMG recommendation.

PROXY PROCEDURES

Once a client account is established for which Cornerstone has proxy voting authority, the PA is responsible for receiving and processing proxies for securities held in each such account and ensuring that votes are cast. With respect to each client proxy, Cornerstone receives electronically (either directly or through an affiliate) from RMG relevant proxy materials and RMG's recommendations for each particular proposal. The PA logs in any proxy materials received, matches them to the securities to be voted and confirms that the correct amount of shares, as of the record date, is reflected on the proxy. The PA then reviews RMG's recommendations and, unless conflicted, determines whether to accept RMG's recommendation or override. Any ballot issue under consideration for an override of RMG's recommendation will be forwarded to the relevant portfolio manager(s) for review and recommendation. The PA will forward the decision to RMG (either directly or through Cornerstone's affiliate) for execution.

To the extent any client may instruct Cornerstone to follow the client's own proxy voting policies with respect to that client's account, the PA is responsible for monitoring compliance with such client policies.

RECORDKEEPING

Cornerstone's PA, either internally or through RMG, compiles and maintains information, for each client for which Cornerstone votes proxies, showing the issuer's name, meeting date and manner in which it voted on each proxy proposal. Cornerstone's PA will maintain records of all proxies voted. As required by Rule 204-2 (c) under the Advisers Act, Cornerstone's proxy voting records will include: (1) a copy of this Policy; (2) a copy of any document created by Cornerstone that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (3) each written client request for proxy voting records and Cornerstone's written response to any (written or oral) client request for such records. Cornerstone will either maintain its own proxy statements and records of votes cast or, as permitted by Rule 204-2(c), such records may be maintained by a third-party service provider such as RMG. To the extent that Cornerstone relies on a third-party service provider, it will obtain from that third-party an undertaking to provide Cornerstone with copies of such records promptly upon request. Proxy voting records will be maintained in an easily accessible place for five years, the first two in Cornerstone's office.

CLIENT REQUESTS FOR INFORMATION

Cornerstone will provide clients with copies of this Policy, as revised from time to time, and will provide any client with information as to how that client's proxies were voted.

REVIEW

This Policy will be subject to review on a periodic basis, as deemed appropriate by cornerstone.

AUGUSTUS ASSET MANAGERS LIMITED

Augustus invests exclusively in non-voting securities, so they do not have a proxy voting policy.

EARNEST PARTNERS LLC PROXY VOTING POLICY

Proxy Policies

The best interest of clients and plan participants (the "Client") will be the sole consideration of EARNEST Partners (the "Sub-Advisor") when voting proxies of portfolio companies. Each proxy issue will receive individual consideration based on the relevant facts and circumstances. As a general rule, the Sub-Advisor will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. Following is a partial list of issues that require special attention: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.


In addition, the following will be adhered to unless the Sub-Advisor is instructed otherwise in writing by the Client:

      o The Sub-Advisor will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

      o The Sub-Advisor will not announce its voting intentions or the reasons for a particular vote.

      o The Sub-Advisor will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

      o The Sub-Advisor will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

      o All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Sub-Advisor's concerns for its Clients' interests and not in an attempt to influence the control of management.

With respect to ERISA accounts, the Sub-Advisor will act prudently, solely in the interest of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. It is the Sub-Advisor's policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor's views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts.

Proxy Procedures

The Sub-Advisor has designated a Proxy Director. The Proxy Director will consider each issue presented on each portfolio company proxy. The circumstances underlying each proxy issue will be given careful individual attention. The Proxy Director will also use all available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Sub-Advisor's Proxy Voting Guidelines. Therefore, it is possible that actual votes may differ from these general policies and the Sub-Advisor's Proxy Voting Guidelines. In the case where the Sub-Advisor has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (such as Institutional Shareholder Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client's best interest and was not the product of a conflict of interest. In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Sub-Advisor will seek the advice of the Client.

A detailed description of the Sub-Advisor's specific Proxy Voting Guidelines will be furnished upon request. You may also obtain information about how the Sub-Advisor has voted with respect to portfolio company securities by calling, writing, or emailing the Sub-Advisor at:

       EARNEST Partners
       1180 Peachtree Street NE, Suite 2300
       Atlanta, GA 30309
       invest@earnestpartners.com
       404-815-8772

The Sub-Advisor reserves the right to change these policies and procedures at any time without notice.

ARONSON+JOHNSON+ORTIZ, LP PROXY VOTING POLICY

OVERVIEW

ARONSON+JOHNSON+ORTIZ, LP (AJO), exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied authorization in the client's investment management agreement, though some clients retain this authority. In the case of ERISA accounts, AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.

Each client account is voted by the firm's Proxy Manager, and our proxy voting is overseen by the firm's Proxy Oversight Committee. We have adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with our fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.

AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. Our quantitative model does not include subjective analysis of companies and their officers and directors. Therefore, for detailed analyses of proxy issues, AJO will rely primarily on one or more independent third-party proxy voting services, and we will generally vote proxies in accordance with the recommendations we receive from these services. We have procedures in place to ensure the advice we receive is impartial and in the best interests of our clients. We vote each proxy individually and on rare occasions we will not follow the third-party recommendation. We will only vote against the recommendation where it is in the portfolio's best interests to do so and where AJO has no material conflict of interest. We rely solely on the third-party recommendations in situations where AJO has a material conflict of interest (see "Conflicts of Interest," below).

In some instances AJO may abstain from voting a client proxy, particularly when the effect on the client's economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

CONFLICTS OF INTEREST

Actual and potential conflicts of interest, including conflicts of interest of our third- party proxy service, are monitored by AJO's Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material AJO conflict, we will vote the proxy in accordance with the third-party recommendation, unless the client directs us otherwise or, in the case of an ERISA client, revokes our proxy voting authority in writing. In the case where both AJO and our primary proxy voting service each has a conflict of interest, the Committee will vote the proxy in accordance with the recommendation of our secondary proxy service.

RECORD-KEEPING

AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third-party service providers or by relying on records available on EDGAR, the SEC's online document filing and retention system.

VOTE DISCLOSURE

Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf by AJO by calling us collect at 215/546-7500.

AJO treats proxy votes as the property of the client and will not disclose proxy votes to third parties.

LEE MUNDER CAPITAL GROUP LLC

1. OPERATIONAL ITEMS:
AUDITOR RATIFICATION

Generally vote FOR proposals to ratify auditors unless:

o An auditor has a financial interest in or association with the company and is therefore not independent;

o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

o Poor accounting practices are identified such as fraud, misapplication of GAAP and material weaknesses are identified; or

o Fees for non-audit services are excessive

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees examining things such as:

o Nominee's attendance at meetings;

o Long-term corporate performance and stock price;

o Composition of the board and key board committees;

o Whether a retired CEO sits on the Board;

o Number of other public company boards seats held;

o Corporate governance provisions and takeover activity;

o Board decisions regarding executive pay;

o Director compensation;

o Interlocking directorships; and

o Conflicts of Interest

INDEPENDENT CHAIR (SEPARATE CEO/CHAIR)

Generally vote FOR shareholder proposals requiring that the chairman position be filled by an independent director unless there are substantial reasons to recommend against the proposal, such as counterbalancing governance structure.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast.

PERFORMANCE/GOVERNANCE EVALUATION FOR DIRECTORS

Generally vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

3. PROXY CONTESTS:
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following:

o Management's track record;

o Background to the proxy contest;

o Qualifications of Director nominees;

o Strategic plan of dissident slate and quality of critique against management;

o Likelihood that the proposed goals and objectives can be achieved; and

o Stock ownership positions

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES:

ADVANCED NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date within the broadest window possible.

POISON PILLS

Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has (1) a shareholder approved poison pill in place or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if shareholders have approved the adoption of the plan or the board determines that it is in the best interest of shareholders to adopt a pill without delay.

Generally vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

5. MERGERS AND CORPORATE RESTRUCTURINGS:

Overall Approach - Vote CASE-BY-CASE
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction balancing various and sometimes countervailing factors including:

o Valuation;

o Market reaction;

o Strategic rationale;

o Negotiations and process

o Conflicts of Interest; and

o Governance

6. STATE OF INCORPORATION:
REINCORPORATION PROPOSALS

Evaluate management or shareholder proposals to change a company's state of incorporation on a CASE-BY-CASE basis.

7. CAPITAL STRUCTURE:
COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance.

PREFERRED STOCK

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance.

8. EXECUTIVE AND DIRECTOR COMPENSATION:

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans.

POOR PRACTICES PAY

Generally vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, is the company has poor compensation practices.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) MANAGEMENT PROPOSALS

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation.

EMPLOYEE STOCK PURCHASE PLANS

Vote CASE-BY-CASE on non-qualified employee stock purchase plans.

OPTION EXCHANGE PROGRAMS/RE-PRICING OPTIONS

Vote CASE-BY-CASE on management proposals seeking approval to exchange/re-price options.

9. CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES:

Overall Approach - Vote CASE-BY-CASE on social and environmental shareholder proposals.

LONDON COMPANY OF VIRGINIA D/B/A THE LONDON COMPANY PROXY VOTING POLICY

I.    POLICY

      The London Company of Virginia (the "Adviser") acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). The Adviser's authority to vote proxies is established through the delegation of discretionary authority under its investment advisory contracts. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies, the Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.

      When voting proxies, the Adviser's utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client's account.

II.   PURPOSE

      The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.  PROCEDURES

      The Advisor is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. Although many proxy proposals can be voted in accordance with the Adviser's established guidelines (see Section V. "Guidelines" below), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines. The Adviser will vote the recommendation of Institutional Shareholder Services (ISS) on all proxy votes, unless otherwise directed by the Portfolio Managers.

      A.    CONFLICTS OF INTEREST

            Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below:

            1. VOTE IN ACCORDANCE WITH THE GUIDELINES. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

            2. OBTAIN CONSENT OF CLIENTS. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Adviser's conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

            3. CLIENT DIRECTIVE TO USE AN INDEPENDENT THIRD PARTY. Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, the Adviser will abstain from voting the securities held by that client's account.

            The Advisor will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflict of interest so identified by the Adviser will be addressed as described above in this Section III.A.

      B.    LIMITATIONS

            In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

            1. CLIENT MAINTAINS PROXY VOTING AUTHORITY: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client or specified third party.

            2. TERMINATED ACCOUNT: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

            3. LIMITED VALUE: If the Adviser determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client's proxies. The Adviser also will not vote proxies received for securities which are no longer held by the client's account.

            4. SECURITIES LENDING PROGRAMS: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Adviser may recall the security for purposes of voting.

            5. UNJUSTIFIABLE COSTS: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.

IV.   RECORDKEEPING

      In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

      The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Adviser's Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

V.    GUIDELINES

      Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

      A.    OPPOSE

            The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

            1. Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:

                  a.    Proposals to stagger board members' terms;

                  b. Proposals to limit the ability of shareholders to call special meetings;

                  c.    Proposals to require super majority votes;

                  d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

                  e.    Proposals regarding "fair price" provisions;

                  f.    Proposals regarding "poison pill" provisions; and

                  g.    Permitting "green mail".

            2.    Providing cumulative voting rights.

      B.    APPROVE

            Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

            1. Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

            2.    Date and place of annual meeting.

            3. Limitation on charitable contributions or fees paid to lawyers.

            4. Ratification of directors' actions on routine matters since previous annual meeting.

            5.    Confidential voting.

                  Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure in shareholders regarding their vote on proxy issues.

                  The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

            6.    Limiting directors' liability

            7.    Eliminate preemptive right

                  Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

                  The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

            8.    Employee Stock Purchase Plan

            9.    Establish 401(k) Plan

      C.    CASE-BY-CASE

            The Adviser will review each issue in this category on a case-by-case basis. Voting decisions will be made based on the financial interest of the fund. These matters include:

            1.    Pay directors solely in stocks

            2.    Eliminate director mandatory retirement policy

            3.    Rotate annual meeting location/date

            4.    Option and stock grants to management and directors

            5. Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

                         MAZAMA CAPITAL MANAGEMENT, INC.
                      PROXY VOTING POLICIES AND PROCEDURES

POLICY

Mazama Capital Management, Inc. ("Mazama"), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

BACKGROUND

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

      GUIDING PRINCIPLES

      Proxy voting procedures must adhere to the following broad principles:

      1. Voting rights have economic value and must be treated accordingly. This means the fiduciary (Mazama) has a duty to vote proxies in those cases where fiduciary responsibility has been delegated to Mazama.

      2. Fiduciaries must maintain documented voting policies or guidelines to govern proxy voting decisions.

      3.    Fiduciaries should keep records of proxy voting.

      PROXY ADMINISTRATION

      The Chief Compliance Officer ("CCO") has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures. The Research Assistant is also responsible for voting ballots for clients that have provided Mazama with voting authority. As necessary the Research Assistant will consult with Investment Team members to determine our firm's positions on major corporate issues and other issues as they appear on ballots.

      Mazama takes an active role in voting proxies on behalf of all accounts for which the firm has been hired as investment manager, unless proxy voting responsibility has been retained by the client. Generally, routine proxies will be voted with management as indicated on the proxy.

      Mazama has retained Glass Lewis ("GL"), an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. GL provides administrative assistance to the proxy voting process by electronically executing the votes while allowing Mazama to retain voting authority.

      VOTING POLICIES

      All proxy materials received on behalf of clients are forwarded to Glass Lewis (GL).

      1. Absent material conflicts, the CCO will determine how Mazama should vote the proxy in accordance with applicable voting guidelines.

      2. Proxy ballots for securities no longer held in client accounts will not be voted.

      Mazama generally votes in favor of routine issues. Such issues may include but are not limited to:

      1.    Elect directors

      2.    Appoint auditors

      3.    Eliminate preemptive rights

      4.    Increase authorized shares issued

      With regard to non-routine issues, Mazama considers many things including, but not limited to:

      1.    Management's recommendation;

      2.    The recommendation of GL; and

      3.    Mazama's assessment as to what is best for shareholders

      With regard to issues which are often included in proxies, Mazama believes as follows:

      EXECUTIVE COMPENSATION

      Mazama's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by case basis, Mazama generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We generally oppose plans that give a company the ability to re-price options.

      ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES

      Mazama generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Mazama strongly favors having only independent board members in all sub-committees (compensation, nominating, audit, etc.) and may vote against certain board members if they are affiliated with the company and also members of the sub-committees. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights.

      SOCIAL AND CORPORATE RESPONSIBILITY ISSUES

      Mazama generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations and have not been adequately addressed by management.

      PROCEDURE

      Mazama has adopted procedures to implement the firm's policy and reviews to monitor and ensure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

      VOTING PROCEDURES

      1. All employees will forward any proxy materials received on behalf of clients to the CCO;

      2. The CCO will determine which client accounts hold the security to which the proxy relates;

      3. Absent material conflicts, the CCO will determine how Mazama should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

      DISCLOSURE

      1.    Mazama will provide conspicuously displayed information in its ADV
            Part II summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Mazama voted a client's proxies, and that clients may request a copy of these policies and procedures.

      2. The Chief Compliance Officer ("CCO") will also send a copy of this summary to all existing clients who have previously received Mazama's ADV Part II; or the CCO may send each client the amended ADV Part II. Either mailing shall highlight the inclusion of information regarding proxy voting.

      CLIENT REQUESTS FOR INFORMATION

      1. All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CCO.

      2. In response to any request the CCO will generate written reports using the GL Viewpoint system, and as applicable will include the name of the issuer, the proposal voted upon, and how Mazama voted the client's proxy with respect to each proposal about which client inquired.

      CONFLICTS OF INTEREST

      1. Mazama will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Mazama with the issuer of each security to determine if Mazama or any of its employees has any financial, business or personal relationship with the issuer.

      2. If a material conflict of interest exists, CCO will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

      3. Mazama will maintain a record of the voting resolution of any conflict of interest.

      RECORDKEEPING

      The CCO shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

      1.    These policies and procedures and any amendments;

      2.    A record of each vote that Mazama casts;

      3. Any document Mazama created that was material to making a decision how to vote proxies, or that memorializes that decision;

A copy of each written request from a client for information on how Mazama voted such client's proxies, and a copy of any written response.

PART C. OTHER INFORMATION

ITEM 15. INDEMNIFICATION:

      Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

      Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is and other amounts or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS:

(1)   CHARTER OF THE REGISTRANT

(a) Registrant's Agreement and Declaration of Trust dated October 25, 1993 is herein incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (File No. 033-70958), filed with the Securities and Exchange Commission ("SEC") on November 24, 1998.

(b) Certificate of Amendment of Agreement and Declaration of Trust of Corona Investment Trust dated December 11, 1993 is herein incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(c) Certificate of Amendment of Agreement and Declaration of Trust and Certificate of Trust of the Solon Funds dated June 13, 1994 is herein incorporated by reference to Exhibit (a)(3) of Post- Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(d) Certificate of Amendment of Agreement and Declaration of Trust dated November 10, 1997 is herein incorporated by reference to Exhibit (1)(d) of Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on December 17, 1997.

(e) Amended and Restated Agreement and Declaration of Trust dated October 8, 1998 is herein incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(f) Certificate and Declaration of Trust dated December 10, 1998 is herein incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on January 27, 1999.

(g) Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated March 24, 2004 is herein incorporated by reference to Exhibit (a)(7) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on May 3, 2004.

(h) Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated November 17, 2006 is herein incorporated by reference to Exhibit (a)(8) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2007.

(2)   BYLAWS OF THE REGISTRANT

      Amended and Restated By-Laws of the Trust as revised November 18, 2004 are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on April 14, 2005.

(3)   VOTING TRUST AGREEMENT

      Not Applicable

(4)   AGREEMENT AND PLAN OF REORGANIZATION

      The Agreement and Plan of Reorganization is filed herewith.

(5)   INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS

      Instruments Defining Rights of Security Holders are herein incorporated by reference to Exhibit (c) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 19, 2007.

(6)   INVESTMENT ADVISORY CONTRACTS

(a) Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. is filed herewith.

(b) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Turner Investment Partners, Inc. dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(2) of Post- Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(c)(1) Addendum to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Turner Investment Partners, Inc. dated April 1, 2007 is herein incorporated by reference to Exhibit (d)(2)(ii) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2008.

(c)(2) Addendum to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Turner Investment Partners, Inc. dated July 20, 2007 is herein incorporated by reference to Exhibit (d)(2)(iii) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2008.

(c)(3) Addendum to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Turner Investment Partners, Inc. dated May 15, 2008 is herein incorporated by reference to Exhibit (d)(2)(iv) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2009.

(d) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Sands Capital Management dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(7) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(e) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Miller/Howard Investments Inc. dated May 20, 2008 is herein incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 15, 2008.

(f) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Navellier & Associates, Inc. dated September 29, 2008 is herein incorporated by reference to Exhibit (d)(8) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2009.

(g) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. dated February 20, 2009 is herein incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on May 4, 2009.

(h) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Longfellow Investment Management Co. LLC dated February 19, 2009 is herein incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on May 4, 2009.

(i) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Milne LLC (d/b/a JK Milne Asset Management) dated April 22, 2009 is herein incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on July 13, 2009.

(j) Sub-Advisory Agreement between Touchstone Advisors, Inc. and AGF Investments America, Inc. dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on October 15, 2009.

(k) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Farr, Miller & Washington LLC dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(12) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(l) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Lee Munder Investments, Ltd. dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(m) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Cornerstone Real Estate Advisers LLC dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(14) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(n) Sub-Advisory Agreement between Touchstone Advisors, Inc. and EARNEST Partners LLC dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(o) Sub-Advisory Agreement between Touchstone Advisors, Inc. and London Company of Virginia dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(p) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Bedlam Asset Management PLC dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(q) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Aronson+Johnson+Ortiz dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(18) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(r) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Bradford & Marzec LLC dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(19) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(s) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Augustus Asset Managers Limited dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(18) of Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on October 15, 2009.

(t) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. dated December 31, 2009 is herein incorporated by reference to Exhibit (d)(19) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on December 28, 2009.

(u) Form of Sub-Advisory Agreement between Touchstone Advisors, Inc. and Mazama Capital Management, Inc. is filed herewith.

(7)   UNDERWRITING AND DISTRIBUTION CONTRACTS

(a) Distribution Agreement between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(b) Form of Underwriter's Dealer Agreement is herein incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(8)   BONUS OR PROFIT SHARING PLAN

      Touchstone Trustee Deferred Compensation Plan is herein incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2010.

(9)   CUSTODIAN AGREEMENTS

      Custodian Agreement between the Registrant and Brown Brother Harriman & Co. dated February 25, 2008 is herein incorporated by reference to Exhibit
      (g) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2009.

(10)  RULE 12B-1 PLAN AND RULE 18F-3 PLAN

(a) Distribution and Shareholder Services Plan for Class A Shares is filed herewith.

(b) Distribution and Shareholder Services Plan for Class C Shares is filed herewith.

(c) Shareholder Services Plan for Class Z Shares is herein incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2009.

(d) Amended and Restated Rule 18f-3 Multiple Class Plan is herein incorporated by reference to Exhibit (n)(1) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(11) AN OPINION AND CONSENT OF COUNSEL (AS TO LEGALITY OF SECURITIES BEING REGISTERED)

      Opinion and Consent of Pepper Hamilton LLP, as to legality of securities being registered, is filed herewith.

(12)  AN OPINION AND CONSENT OF COUNSEL (AS TO CERTAIN TAX CONSEQUENCES)

      Form of Tax Opinion is filed herewith.

(13)  OTHER MATERIAL CONTRACTS OF THE REGISTRANT

(a) Form of Amended Administration Agreement between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit
      (h)(1) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(b) Amended Sub-Administration Agreement between Touchstone Advisors, Inc. and JPMorgan Chase Bank, N.A. is herein incorporated by reference to Exhibit
      (h)(2) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(c) Addendum to Amended Sub-Administration Agreement between Touchstone Advisors, Inc. and JPMorgan Chase Bank, N.A. is herein incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2008.

(d) Transfer Agency Agreement between the Registrant and JPMorgan Chase Bank N.A. (fka Integrated Investment Services, Inc.) is herein incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(e) Addendum to Transfer Agency Agreement between the Registrant and JPMorgan Chase Bank, N.A. is herein incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2008.

(f) Amended Compliance Services Agreement among the Registrant, Touchstone Strategic Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust and JPMorgan Chase Bank, N.A. is herein incorporated by reference to Exhibit
      (h)(8) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2008.

(g) Fidelity Bond Allocation Agreement dated April 1, 2009 is herein incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2010

(h)   Expense Limitation Agreement is filed herewith.

(i) Expense Limitation Agreement with regards to the Sands Capital Select Growth Fund is herein incorporated by reference to Exhibit (h)(9) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2009.

(14)  CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      Consent of Ernst & Young is filed herewith.

(15)  OMITTED FINANCIAL STATEMENT

      Not Applicable.

(16)  POWERS OF ATTORNEY

      Powers of Attorney for Phillip R. Cox, H. Jerome Lerner, Donald C. Siekmann, Susan J. Hickenlooper and John P. Zannotti are filed herewith.

(17)  ADDITIONAL EXHIBITS

      Not Applicable.

ITEM 17. UNDERTAKINGS:

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-14 filed with the SEC upon the closing of the reorganization contemplated by this registration statement on Form N-14.

                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement on Form N-14 has been signed on behalf of the registrant, in the City of Cincinnati and State of Ohio, on the 5th day of April, 2010.

                                          TOUCHSTONE FUNDS GROUP TRUST

                                          By: /s/ Jill T. McGruder
                                          --------------------------------------
                                          Jill T. McGruder
                                          President

As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.


         *                                   Trustee               April 5, 2010
----------------------------
Phillip R. Cox

         *                                   Trustee               April 5, 2010
----------------------------
Donald C. Siekmann

         *                                   Trustee               April 5, 2010
----------------------------
H. Jerome Lerner

         *                                   Trustee               April 5, 2010
----------------------------
John P. Zanotti

         *                                   Trustee               April 5, 2010
----------------------------
Susan J. Hickenlooper

/s/ Jill T. McGruder                         Trustee and           April 5, 2010
----------------------------                 President
Jill T. McGruder

/s/ Terrie A. Wiedenheft                     Controller,           April 5, 2010
----------------------------                 Treasurer and
Terrie A. Wiedenheft                         Principal Financial
                                             Officer

* By: /s/ Jay S. Fitton
      ----------------------
      Jay S. Fitton
      (Attorney-in-Fact Pursuant to Power of Attorney)

                                  EXHIBIT INDEX

EXHIBIT NUMBER         DESCRIPTION
--------------         -----------

(4) The Agreement and Plan of Reorganization is filed herewith.

(6)(a) Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. is filed herewith.

(6)(u) Form of Sub-Advisory Agreement between Touchstone Advisors, Inc. and Mazama Capital Management, Inc. is filed herewith.

(10)(a) Distribution and Shareholder Services Plan for Class A Shares is filed herewith.

(10)(b) Distribution and Shareholder Services Plan for Class C Shares is filed herewith.

(11) Opinion and Consent of Pepper Hamilton LLP, as to legality of securities being registered, is filed herewith.

(12)                   Form of Tax Opinion is filed herewith.

(13)(h)                Expense Limitation Agreement is filed herewith.

(14)                   Consent of Ernst & Young LLP is filed herewith.

(16) Powers of Attorney for Phillip R. Cox, H. Jerome Lerner, Donald C. Siekmann, Susan J. Hickenlooper and John P. Zannotti are filed herewith.